Federated Investors
World-Class Investment Manager

Federated Limited Duration Fund

A Portfolio of Federated Total Return Series, Inc.

PROSPECTUS

November 30, 2001

INSTITUTIONAL SHARES

A mutual fund seeking to provide total return by investing primarily in a diversified portfolio of domestic fixed income securities with an average portfolio duration of three years or less.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 4

What are the Fund's Investment Strategies? 5

What are the Principal Securities in Which the Fund Invests? 7

What are the Specific Risks of Investing in the Fund? 11

What Do Shares Cost? 13

How is the Fund Sold? 14

How to Purchase Shares 14

How to Redeem Shares 16

Account and Share Information 18

Who Manages the Fund? 19

Financial Information 20

Independent Auditors' Report 38

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide total return. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus. The Fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that income will comprise the largest component of its total return.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in a diversified portfolio of domestic fixed income securities. The Fund's investment adviser (Adviser) seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the sectors that the Adviser expects to offer the best balance between total return and risk.

Although the value of the Fund's shares will fluctuate, the Adviser will seek to manage the magnitude of fluctuation by limiting the Fund's dollar-weighted average duration to three years or less. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed income securities generally fall when interest rates rise.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities due to the potential prepayment of higher interest mortgages.
  Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
  Liquidity Risks. The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks Associated with Non-Investment Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment grade securities.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-end basis.

The Fund's Institutional Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Institutional Shares total return for the nine-month period from January 1, 2001 to September 30, 2001 was 7.14%.

Within the period shown in the Chart, the Fund's Institutional Shares highest quarterly return was 2.62% (quarter ended December 31, 2000). Its lowest quarterly return was 0.38% (quarter ended December 31, 1998).

Average Annual Total Return Table

The following table represents the Fund's Institutional Shares Average Annual Total Returns for the calendar periods ended December 31, 2000. The table shows the Fund's Institutional Shares total returns averaged over a period of years relative to the Merrill Lynch 1-3 Year Treasury Index (ML1-3T), a broad-based unmanaged index tracking short-term U.S. government securities with maturities between 1 and 2.99 years, the Merrill Lynch 1-3 Year Corporate Index (ML1-3C), a broad-based market capitalization weighted index including fixed-coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding, and the Lipper Short Investment Grade Debt Funds Average (LSIGDFA), an average of funds with similar investment objectives. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

Calendar Period	Fund	ML1-3T	ML1-3C	LSIGDFA
1 Year	8.06%	7.99%	7.61%	7.35%
Start of Performance[1]	6.53%	6.23%	6.55%	5.72%

1 The Fund's Institutional Shares start of performance date was October 1, 1996.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

What are the Fund's Fees and Expenses?

FEDERATED LIMITED DURATION FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Institutional Shares.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.40%
Distribution (12b-1) Fee	None
Shareholder Services Fee[3]	0.25%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.97%

1 Although not contractually obligated to do so, the Adviser and shareholder services provider waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended September 30, 2001.

Total Waivers of Fund Expenses	0.62%
Total Actual Annual Fund Operating Expenses (after waivers)	0.35%

2 The Adviser has voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.03% for the fiscal year ended September 30, 2001.

3 The shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Institutional Shares (after the voluntary waiver) was 0.00% for the fiscal year ended September 30, 2001.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$99

3 Years	$309

5 Years	$536

10 Years	$1,190

What are the Fund's Investment Strategies?

The Fund invests primarily in a diversified portfolio of domestic, investment grade fixed income securities. The Fund's Adviser actively manages the Fund's portfolio within a portfolio duration limitation to attempt to construct a portfolio of securities offering attractive risk-adjusted returns over a portfolio of comparable Treasury securities. As a matter of investment policy, the Adviser manages the Fund's share price volatility attributable to interest rate risk by limiting the dollar-weighted average modified duration of its portfolio securities to three years or less. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows this strategy section.

The Adviser attempts to select securities offering attractive risk-adjusted yields over comparable Treasury securities. Corporate and asset backed securities offer higher returns compared to Treasury securities to compensate for their additional risks, such as credit risk. Mortgage backed securities, which usually have nominal credit risk, have higher yields due to their risk that the principal will be repaid faster than expected if the underlying mortgages are prepaid. In selecting securities, the Adviser seeks the higher relative returns of corporate and asset backed (including mortgage backed) securities, while attempting to limit or manage their additional credit or prepayment risks.

The Adviser's investment process first allocates the Fund's portfolio among different fixed income sectors. The Adviser makes a greater allocation of the Fund's portfolio to those sectors that the Adviser expects to offer the best balance between total return and risk and thus offer the greatest potential for return. The allocation process is based on the Adviser's continuing analysis of a variety of economic and market indicators to arrive at what the adviser believes the yield "spread" should be of each security type. (The spread is the difference between the yield of a security versus the yield of a comparable U.S. Treasury security.)

Securities are selected by weighing projected spreads against the spreads at which securities can currently be purchased. The Adviser also analyzes the credit risks and prepayment risks of individual securities in order to complete the analysis.

The Adviser attempts to manage the Fund's prepayment risk by selecting mortgage backed securities with characteristics that make prepayment fluctuations less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying mortgages and the federal agencies (if any) that support the mortgages. The Adviser attempts to assess the relative returns and risks for mortgage backed securities by analyzing how the timing, amount and division of cash flows might change in response to changing economic and market conditions.

The Adviser attempts to manage the Fund's credit risk by selecting securities that make default in the payment of principal and interest less likely. The Adviser looks at a variety of factors, including macroeconomic analysis and corporate earnings analysis, among others, to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed income securities, the Adviser analyzes a company's business, competitive position, and general financial condition to assess whether the security's credit risk is commensurate with its potential return. The Fund may invest a portion of its portfolio in non-investment grade fixed income securities, which are rated BB or lower by nationally recognized statistical rating organizations (NRSROs). The non-investment grade securities in which the Fund invests generally pay higher interest rates as compensation for the greater default risk attached to the securities.

Within the Fund's three-year portfolio duration constraint, the Adviser may further manage interest rate risk by lengthening or shortening duration from time-to-time based on its interest rate outlook. If the Adviser expects interest rates to decline, it will generally lengthen the Fund's duration, and if the Adviser expects interest rates to increase, it will generally shorten the Fund's duration. The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions by analyzing a variety of factors, such as:

  current and expected U.S. growth;
  current and expected interest rates and inflation;
  the U.S. Federal Reserve Board's monetary policy; and
  changes in the supply of or demand for U.S. government securities.

There is no assurance that the Adviser's efforts to forecast market interest rates, and assess relative risks and the impact of market interest rates on particular securities, will be successful.

What are the Principal Securities in Which the Fund Invests?

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund principally invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a Government Sponsored Entity, or GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

SEQUENTIAL CMOS

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of pass-through instruments or asset-backed bonds. Asset backed securities have prepayment risks.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names.

INTEREST RATE SWAPS

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period.

Investment Ratings for Non-Investment Grade Securities

Non-investment grade securities, also known as junk bonds, are rated below BBB by NRSROs. These bonds have greater market, credit and liquidity risks than investment grade securities.

Investment Ratings for Investment Grade Securities

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

PREPAYMENT RISKS

Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

LIQUIDITY RISKS

Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

RISKS ASSOCIATED WITH NON-INVESTMENT GRADE SECURITIES

Securities rated below investment grade, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

LEVERAGE RISKS

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

Investments can have these same results in their returns are based on a multiple of a specified index, security, or other benchmark.

What Do Shares Cost?

You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus) it is processed at the next calculated net asset value (NAV).

From time to time the Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of the Fund's assets may change on days you cannot purchase or redeem Shares. The Fund does not charge a front-end sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund generally values fixed income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost.

The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The required minimum initial investment for Fund Shares is $100,000. There is no required minimum subsequent investment amount.

An account may be opened with a smaller amount as long as the $100,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?

The Fund offers two share classes: Institutional Shares and Institutional Service Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. Each share class has different expenses, which affect their performance. Contact your investment professional or call 1-800-341-7400 for more information concerning the other class.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to accounts for which financial institutions act in a fiduciary or agency capacity or to individuals, directly or through investment professionals.

The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

  Establish an account with the investment professional; and
  Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem Shares

You should redeem Shares:

  through an investment professional if you purchased Shares through an investment professional; or
  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

You may redeem Shares by simply calling the Fund at 1-800-341-7400. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed; and
  signatures of all shareholders exactly as registered.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days; or
  a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund no longer issues share certificates. If you are redeeming Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be primarily dividends. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

Who Manages the Fund?

The Board of Directors governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 190 mutual funds and separate accounts, which totaled approximately $140 billion in assets as of December 31, 2000. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,800 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

THE FUND'S PORTFOLIO MANAGERS ARE:

Randall S. Bauer

Randall S. Bauer has been the Fund's Portfolio Manager since March 1999. He is Vice President of the Fund. Mr. Bauer joined Federated in 1989 and has been a Portfolio Manager and a Vice President of the Fund's Adviser since 1994. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from Pennsylvania State University.

Robert E. Cauley

Robert E. Cauley has been the Fund's Portfolio Manager since March 1999. Mr. Cauley joined Federated in 1996 as a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser and has been a Portfolio Manager since 1997. Mr. Cauley has been a Vice President of the Adviser since 1999. Mr. Cauley was a member of the Asset-Backed Structuring Group at Lehman Brothers Holding, Inc. from 1994 to 1996. Mr. Cauley earned his M.S.I.A., concentrating in Finance and Economics, from Carnegie Mellon University.

Mark E. Durbiano

Mark E. Durbiano has been the Fund'sPortfolioManager since for the high yield corporate bonds asset category of the Fund since inception. He is Vice President of the Fund. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.40% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Financial Information

FINANCIAL HIGHLIGHTS

The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Reference is made to the Independent Auditors' Report on page 38.

Year Ended September 30	2001	2000	1999 [1]	1998	1997 [2]
Net Asset Value, Beginning of Period	$ 9.79	$ 9.88	$10.23	$10.13	$10.00
Income From Investment Operations:
Net investment income	0.65	0.69	0.63	0.70	0.66
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.29	(0.10)	(0.35)	0.12	0.14

TOTAL FROM INVESTMENT OPERATIONS	0.94	0.59	0.28	0.82	0.80

Less Distributions:
Distributions from net investment income	(0.66)	(0.68)	(0.63)	(0.70)	(0.65)
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	(0.02)	(0.02)

TOTAL DISTRIBUTIONS	(0.66)	(0.68)	(0.63)	(0.72)	(0.67)

Net Asset Value, End of Period	$10.07	$ 9.79	$ 9.88	$10.23	$10.13

Total Return[3]	9.95%	6.17%	2.88%	7.85%	8.27%

Ratios to Average Net Assets:

Expenses	0.35%	0.35%	0.35%	0.32%	0.00%

Net investment income	6.51%	7.12%	6.45%	6.31%	6.47%

Expense waiver/reimbursement[4]	0.62%	0.73%	0.91%	1.95%	8.74%

Supplemental Data:

Net assets, end of period (000 omitted)	$100,519	$87,780	$66,820	$30,219	$7,589

Portfolio turnover	35%	34%	53%	64%	109%

1 Beginning with the year ended September 30, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from October 1, 1996 (start of performance) to September 30, 1997.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

September 30, 2001

Principal Amount			Value
		ASSET-BACKED SECURITIES--53.6%[1]
		Automotive--17.4%
$2,000,000		AmSouth Auto Trust 2000-1, Class A3, 6.67%, 7/15/2004	$2,072,600
1,129,940		Arcadia Automobile Receivables Trust 1997-B, Class A5, 6.70%, 2/15/2005	1,144,901
709,912		BMW Vehicle Owner Trust 1999-A, Class A3, 6.41%, 4/25/2003	717,522
1,253,458		Bay View Auto Trust 1999-LG1, Class A3, 6.91%, 3/15/2004	1,269,402
3,000,000		Capital Auto Receivables Asset Trust 2000-1, Class A4, 7.00%, 1/17/2005	3,067,830
186,217		CIT RV Trust 1994-A, Class A, 4.90%, 7/15/2009	186,513
3,000,000		DaimlerChrysler Auto Trust 2000-E, Class A3, 6.11%, 11/8/2004	3,130,350
85,645		Fleetwood Credit Corp. Grantor Trust 1996-B, Class A, 6.90%, 3/15/2012	86,796
355,519		Key Auto Finance Trust 1999-1, Class C, 7.08%, 1/15/2007	365,405
1,910,000		M&I Auto Loan Trust 2001-1, Class B, 5.88%, 6/20/2008	1,950,148
1,000,000		MMCA Automobile Trust 2000-2, Class B, 7.42%, 8/15/2005	1,081,618
1,000,000		MMCA Automobile Trust 2001-2, Class B, 5.75%, 6/15/2007	1,025,801
1,089,473		Mellon Auto Grantor Trust 2000-1, Class B, 7.43%, 10/15/2006	1,141,840
1,000,000		Navistar Financial Corp. Owner Trust 2000-B, Class A3, 6.67%, 11/15/2004	1,034,350
1,266,062		Nissan Auto Receivables Owner Trust 1999-A, Class A3, 6.47%, 9/15/2003	1,285,826
85,224	[2]	Paragon Auto Receivables Owner Trust 1998-A, Class B, 7.47%, 11/15/2004	86,136
228,731	[2]	Paragon Auto Receivables Owner Trust 1998-B, Class B, 7.03%, 3/15/2005	230,515
363,918		Paragon Auto Receivables Owner Trust 1999-A, Class A, 5.95%, 11/15/2005	373,730
840,269		Toyota Auto Receivable Owner Trust 1999-A, Class C, 6.70%, 8/16/2004	854,738
1,000,000		Toyota Auto Receivables Owner Trust 2000-B, Class A3, 6.76%, 8/15/2004	1,033,860

		TOTAL	22,139,881

		Credit Card--8.9%
73,303	[2]	Banco Nacional de Mexico SA, Credit Card Merchant Voucher Receivables Master Trust (Series 1996-A), Class A1, 6.25%, 12/1/2003	73,028
500,000	[2]	Circuit City Credit Card Master Trust 2000-1, Class CTF, 4.69%, 2/15/2006	502,015
1,550,000		Fingerhut Master Trust 1998-2, Class A, 6.23%, 2/15/2007	1,610,543
260,000		First USA Credit Card Master Trust 1997-6, Class A, 6.42%, 3/17/2005	266,669
1,900,000		J.C. Penney Master Credit Card Trust (Series E), Class A, 5.50%, 6/15/2007	1,970,262
2,000,000		MBNA Master Credit Card Trust 1997-F, Class A, 6.60%, 11/15/2004	2,056,160
1,000,000		MBNA Master Credit Card Trust 1999-I, Class A, 6.40%, 1/18/2005	1,030,330
1,000,000		MBNA Master Credit Card Trust 1999-M, Class C, 7.45%, 4/16/2007	1,073,520
1,000,000		MBNA Master Credit Card Trust 2000-A, Class A, 7.35%, 7/16/2007	1,099,190
1,500,000		Prime Credit Card Master Trust 2000-1, Class A, 6.70%, 10/15/2009	1,616,070

		TOTAL	11,297,787

Principal Amount			Value
		ASSET-BACKED SECURITIES--continued[1]
		Home Equity Loan--15.0%
$500,000		Amresco Residential Securities Mortgage Loan Trust 1996-1, Class A5, 7.05%, 4/25/2027	$548,220
1,500,000		Asset Backed Funding Certificate 2001-AQ1, Class A3, 5.75%, 4/20/2027	1,539,210
986,749	[2]	Contimortgage Home Equity Loan Trust 1993-3, Class A2, 5.54%, 7/15/2020	939,573
205,421		Countrywide Asset-Backed Certificates 1999-1, Class AF2, 6.16%, 9/25/2025	210,833
1,140,000		EQCC Home Equity Loan Trust 1996-3, Class A6, 7.40%, 12/15/2019	1,198,733
376,253		EQCC Home Equity Loan Trust 1997-2, Class A7, 6.89%, 2/15/2020	387,688
1,000,000		Green Tree Financial Corp. 1999-5, Class B1, 9.20%, 4/1/2031	1,030,598
882,540		Green Tree Home Improvement Loan Trust 1995-C, Class B1, 7.20%, 7/15/2020	898,499
481,015		Green Tree Home Improvement Loan Trust 1997-C, Class B2, 7.59%, 8/15/2028	327,090
3,000,000		Green Tree Home Improvement Loan Trust 1998-D, Class A, 6.32%, 8/15/2029	3,133,169
215,617		Headlands Home Equity Loan Trust 1998-2, Class A3, 6.67%, 12/15/2024	226,127
321,630		Independent National Mortgage Corp. Home Equity 1997-A, Class BF, 7.39%, 10/25/2028	328,365
1,500,000		Long Beach Home Equity Loan Trust 2000-LB1, Class M2V, 3.89%, 6/21/2030	1,503,725
1,000,000		Mellon Bank Home Equity Installment Loan 1999-1, Class B, 6.95%, 3/25/2015	1,030,110
201,651	[2]	New Century Finance Trust 1999-1, Class B, 8.75%, 1/25/2029	188,039
1,385,092	[2]	Option One Mortgage Securities Corp. 2001-3, Class CTF, 9.66%, 9/26/2031	1,386,394
1,500,000		Saxon Asset Securities Trust 1997-1, Class AF4, 7.76%, 2/25/2027	1,533,727
106,091		Saxon Asset Securities Trust 1997-1, Class BV, 3.56%, 4/25/2027	106,351
197,393	[2]	Saxon Asset Securities Trust 1998-1, Class BF2, 8.00%, 12/25/2027	186,167
327,058		Saxon Asset Securities Trust 2000-2, Class AV1, 2.92%, 7/25/2030	328,307
2,000,000		Sovereign Bank Home Equity Loan Trust 2000-1, Class A2, 6.96%, 2/25/2015	2,050,030
8,748		The Money Store Home Equity Trust 1996-B, Class A7, 7.55%, 2/15/2020	8,772

		TOTAL	19,089,727

		Machinery & Equipment--0.2%
298,995		Case Equipment Loan Trust 1999-A, Class B, 5.96%, 8/15/2005	305,560

		Manufactured Housing--5.1%
2,000,000		Conseco Finance Securitization Corp. 2000-5, Class A2, 7.06%, 2/1/2032	2,077,053
250,000		Green Tree Financial Corp. 1996-2, Class B1, 7.55%, 4/15/2027	249,182
1,250,000		Green Tree Financial Corp. 1997-3, Class B1, 7.51%, 7/15/2028	1,252,913
1,275,000	[2]	Merit Securities Corp. 12-1, Class B, 7.98%, 7/28/2033	1,256,678
1,000,000		Merit Securities Corp. 13, Class A4, 7.88%, 12/28/2033	1,090,030
500,000		Vanderbilt Mortgage Finance 1999-A, Class 2B2, 6.18%, 6/7/2016	495,871

		TOTAL	6,421,727

Principal Amount			Value
		ASSET-BACKED SECURITIES--continued[1]
		Utilities--1.7%
$1,000,000		California Infrastructure & Economic Development Bank Special Purpose Trust SDG&E-1 1997-1, Class A5, 6.19%, 9/25/2005	$1,036,100
1,000,000		California Infrastructure & Economic Development Bank Special Purpose Trust SDG&E-1 1997-1, Class A6, 6.31%, 9/25/2008	1,058,120

		TOTAL	2,094,220

		Other--5.3%
464,233		Copelco Capital Funding LLC 1999-B, Class A3, 6.61%, 12/18/2002	469,590
2,000,000	[2]	Embarcadero Aircraft Securitization Trust 2000-A, Class A1, 3.97%, 8/15/2025	1,998,760
613,000		Green Tree Home Improvement Loan Trust 1996-F, Class HIB2, 7.70%, 11/15/2027	596,768
1,442,334	[2]	Litigation Settlement Monetized Fee Trust 2001-1A, Class A1, 8.33%, 4/25/2031	1,528,874
1,500,000		Peco Energy Transition Trust 1999-A, Class A4, 5.80%, 3/1/2007	1,572,555
500,000		Tobacco Settlement Revenue Management Authority 2001-A, Class A, 7.67%, 5/15/2016	522,120

		TOTAL	6,688,667

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $66,202,105)	68,037,569

		COLLATERALIZED MORTGAGE OBLIGATIONS--12.8%
		Commercial Mortgage--0.6%
250,000	[2]	Nomura Depositor Trust Commercial Mortgage Pass-Thru (Series 1998-ST I), Class A-3, 4.07%, 2/15/2034	248,048
500,000	[2]	Nomura Depositor Trust Commercial Mortgage Pass-Thru (Series 1998-ST I), Class A-5, 4.74%, 2/15/2034	492,110

		TOTAL	740,158

		Government Agency--0.6%
405,000		Federal National Mortgage Association (Series 1993-32), Class H, 6.00%, 3/25/2023	419,284
1,259,933		Federal National Mortgage Association (Series 302), Class 2, 6.00%, 6/1/2029	295,303

		TOTAL	714,587

		Whole Loan--11.6%
379,986	[2]	Bayview Financial Acquisition Trust 1998-1, Class MII3, 4.11%, 5/25/2029	340,563
442,702	[2]	Bayview Financial Acquisition Trust 1998-1, Class MII4, 4.11%, 5/25/2029	337,007
679,609		Bear Stearns Mortgage Securities, Inc. 1996-8, Class B3, 8.00%, 11/25/2027	728,202
116,733	[2]	C-BASS ABS, LLC (Series 1997-1), Class A1, 7.25%, 2/1/2017	116,442
81,167		C-BASS ABS, LLC (Series 1998-3), Class AF, 6.50%, 1/25/2033	84,676
1,126,257	[2]	C-BASS ABS, LLC (Series 1999-3), Class B1, 7.09%, 2/3/2029	961,542
4,153		GE Capital Mortgage Services, Inc. 1994-27, Class A3, 6.50%, 7/25/2024	4,157
88,517	[2]	GE Capital Mortgage Services, Inc. 1994-3, Class B4, 6.50%, 1/25/2024	69,043
1,500,000		GE Capital Mortgage Services, Inc. 1998-3, Class A4, 6.25%, 1/25/2028	1,540,965
34,390		GE Capital Mortgage Services, Inc. 1998-11, Class 1A13, 6.75%, 6/25/2028	34,368
Principal Amount			Value
		Collateralized Mortgage Obligations--continued[1]
		Whole Loan--continued
$941,835		Headlands Mortgage Securities Inc. 1997-1, Class B3, 7.75%, 3/25/2027	$962,551
519,000		Homeside Mortgage Securities, Inc. 1998-1, Class A2, 6.75%, 2/25/2028	528,028
900,000	[2]	Mellon Residential Funding Corp. 1998-TBC1, Class B4, 6.60%, 10/25/2028	726,894
1,258,000	[2]	Mellon Residential Funding Corp. 1999-TBC1, Class B4, 6.43%, 1/25/2029	1,013,483
307,356	[2]	Merrill Lynch Mortgage Investors, Inc., Class BB, 8.00%, 3/1/2031	306,108
1,738,725		PNC Mortgage Securities Corp. 1998-5, Class 2A2, 6.75%, 7/25/2028	1,820,775
2,183,892		PNC Mortgage Securities Corp. 1999-9, Class 3A1, 7.22%, 10/25/2029	2,220,177
387,495		Resecuritization Mortgage Trust 1998-A, Class B3, 7.83%, 10/26/2023	309,512
1,000,000		Residential Accredit Loans, Inc 1997-QS12, Class A6, 7.25%, 11/25/2027	1,022,870
101,007		Residential Asset Securitization Trust 1998-A12, Class A1, 6.75%, 11/25/2028	101,399
743,774		Residential Funding Mortgage Securities I 1994-S13, Class M1, 7.00%, 5/25/2024	773,540
149,182	[2,3]	SMFC Trust Asset-Backed Certificates (Series 1997-A), Class B1-4, 7.62%, 1/28/2025	118,786
626,718		Structured Asset Securities Corp. 1999-ALS2, Class A2, 6.75%, 7/25/2029	640,698

		TOTAL	14,761,786

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $16,014,701)	16,216,531

		CORPORATE BONDS--17.4%
		Automotive--0.8%
1,000,000		Dana Corp., Note, 7.25%, 12/16/2002	987,170

		Banking--0.8%
1,000,000		Wells Fargo & Co., Note, 6.50%, 9/3/2002	1,030,890

		Broadcast Radio & TV--1.2%
1,500,000		Clear Channel Communications, Inc., Sr. Note, 7.25%, 9/15/2003	1,574,730

		Electronics--1.2%
1,500,000		Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003	1,581,750

		Finance - Automotive--2.4%
945,000		Ford Motor Credit Co., 8.55%, 4/8/2002	966,603
1,000,000		Ford Motor Credit Co., Sr. Note, 5.75%, 2/23/2004	1,007,300
1,000,000		General Motors Acceptance Corp., Note, 6.75%, 1/15/2006	1,025,630

		TOTAL	2,999,533

		Financial Intermediaries--1.3%
250,000		Lehman Brothers Holdings, Inc., Bond, 6.20%, 1/15/2002	252,028
1,365,000		Salomon Smith Barney Holdings, Inc., Note, 7.00%, 3/15/2004	1,457,301

		TOTAL	1,709,329

Principal Amount			Value
		CORPORATE BONDS--continued
		Food & Drug Retailers--1.2%
$1,000,000		Albertsons, Inc., Sr. Note, 6.55%, 8/1/2004	$1,052,550
500,000		Great Atlantic & Pacific Tea Co., Inc., Sr. Note, 7.70%, 1/15/2004	467,500

		TOTAL	1,520,050

		Forest Products--1.0%
1,000,000		Fort James Corp., Note, 6.70%, 11/15/2003	1,009,230
200,000		Quno Corp., Sr. Note, 9.13%, 5/15/2005	207,424

		TOTAL	1,216,654

		Insurance--0.2%
250,000		HSB Group, Inc., Company Guarantee, 4.68%, 7/15/2027	236,635

		Oil & Gas--0.8%
1,000,000		WCG Note Trust, Sr. Note (Series 144A), 8.25%, 3/15/2004	1,026,710

		Telecommunications & Cellular--4.4%
1,000,000		AT&T Corp., Global Bond, 5.63%, 3/15/2004	1,010,370
1,000,000		Citizens Utilities Co., Deb., 6.80%, 8/15/2026	1,025,370
2,000,000		Intermedia Communications, Inc., Sr. Disc. Note (Series B), 12.25%, 3/1/2009	1,745,000
750,000		Qwest Capital Funding, Note, 5.88%, 8/3/2004	762,225
1,000,000		Sprint Capital Corp., 7.63%, 6/10/2002	1,025,360

		TOTAL	5,568,325

		Utilities--2.1%
1,000,000		Petacalco Topolo Bampo Trust, Note, 8.13%, 12/15/2003	1,046,969
1,500,000	[2]	Osprey Trust, Sr. Secd. Note, 8.31%, 1/15/2003	1,558,470

		TOTAL	2,605,439

		TOTAL CORPORATE BONDS (IDENTIFIED COST $21,741,328)	22,057,215

		U.S. GOVERNMENT AGENCIES--3.3%
500,000		Federal Home Loan Bank System, Sr. Note, 5.80%, 9/2/2008	526,040
3,000,000		Federal National Mortgage Association, Note, 5.13%, 2/13/2004	3,117,060
193,498		Government National Mortgage Association ARM, 8902, 30 Year, 6.38%, 1/20/2022	196,750
90,398		Government National Mortgage Association, Pool 423843, 8.50%, 8/15/2026	96,076
185,309		Government National Mortgage Association, Pool 780360, 11.00%, 9/15/2015	208,298

		TOTAL U.S. GOVERNMENT AGENCIES (IDENTIFIED COST $4,020,775)	4,144,224

Principal Amount or Shares			Value
		U.S. TREASURY OBLIGATIONS--7.3%
$1,122,000		4.75%, 2/15/2004	$1,167,295
250,000		5.375%, 6/30/2003	261,285
5,000,000		5.75%, 11/15/2005	5,380,350
1,000,000		6.125%, 8/31/2002	1,033,190
1,400,000		7.50%, 11/15/2001	1,408,960

		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $8,882,116)	9,251,080

		PREFERRED STOCKS--0.2%
		Steel--0.2%
10,000		USX Capital LLC, 8.75%, Series A (IDENTIFIED COST $254,375)	244,000

		MUTUAL FUNDS--5.1%
1,198,210		Prime Value Obligations Fund, Class IS	1,198,210
837,994		High Yield Bond Portfolio	5,338,020

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $7,508,383)	6,536,230

		TOTAL INVESTMENTS (IDENTIFIED COST $124,623,783)[4]	$126,486,849

1 Because of monthly principal payments, the average lives of the asset-backed securities, collateralized mortgage obligations and certain government agency securities are less than the indicated periods.

2 Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At September 30, 2001, these securities amounted to $14,664,675 which represents 11.6% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $118,786, which represents 0.1% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the Fund's Board of Directors.

4 The cost of investments for federal tax purposes amounts to $124,640,949. The net unrealized appreciation of investments on a federal tax basis amounts to $1,845,900, which is comprised of $3,327,471 appreciation and $1,481,571 depreciation at September 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($126,864,261) at September 30, 2001.

The following acronym is used throughout this portfolio:

ARM	--Adjustable Rate Mortgage

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2001

Assets:
Total investments in securities, at value (identified cost $124,623,783)		$126,486,849
Cash		819
Income receivable		783,583
Receivable for shares sold		315,385

TOTAL ASSETS		127,586,636

Liabilities:
Payable for shares redeemed	$139,036
Income distribution payable	551,551
Accrued expenses	31,788

TOTAL LIABILITIES		722,375

Net assets for 12,598,651 shares outstanding		$126,864,261

Net Assets Consist of:
Paid-in capital		$125,808,208
Net unrealized appreciation of investments		1,863,066
Accumulated net realized loss on investments		(826,254)
Undistributed net investment income		19,241

TOTAL NET ASSETS		$126,864,261

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$100,519,349 ÷ 9,982,398 shares outstanding		$10.07

Institutional Service Shares:
$26,344,912 ÷ 2,616,253 shares outstanding		$10.07

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended September 30, 2001

Investment Income:
Dividends			$447,366
Interest			7,416,071

TOTAL INCOME			7,863,437

Expenses:
Investment adviser fee		$458,875
Administrative personnel and services fee		155,000
Custodian fees		13,700
Transfer and dividend disbursing agent fees and expenses		38,379
Directors'/Trustees' fees		3,221
Auditing fees		10,161
Legal fees		3,143
Portfolio accounting fees		62,421
Distribution services fee--Institutional Service Shares		41,955
Shareholder services fee--Institutional Shares		244,842
Shareholder services fee--Institutional Service Shares		41,955
Share registration costs		39,590
Printing and postage		24,324
Insurance premiums		1,273
Taxes		11,471
Miscellaneous		1,950

TOTAL EXPENSES		1,152,260

Waivers and Reimbursement:
Waiver of investment adviser fee	$(420,978)
Waiver of distribution services fee--Institutional Service Shares	(33,564)
Waiver of shareholder services fee--Institutional Shares	(244,842)
Reimbursement of investment adviser fee	(473)

TOTAL WAIVERS AND REIMBURSEMENT		(699,857)

Net expenses			452,403

Net investment income			7,411,034

Realized and Unrealized Gain on Investments:
Net realized gain on investments			161,088
Net change in unrealized depreciation of investments			3,242,763

Net realized and unrealized gain on investments			3,403,851

Change in net assets resulting from operations			$10,814,885

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended September 30	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$7,411,034	$5,710,707
Net realized gain (loss) on investments	161,088	(418,667)
Net realized gain on capital gain distributions from other investment companies	--	5,048
Net change in unrealized depreciation of investments	3,242,763	(444,578)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	10,814,885	4,852,510

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(6,531,786)	(4,977,835)
Institutional Service Shares	(1,045,821)	(580,133)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(7,577,607)	(5,557,968)

Share Transactions:
Proceeds from sale of shares	71,565,650	51,525,810
Net asset value of shares issued to shareholders in payment of distributions declared	1,384,627	1,171,996
Cost of shares redeemed	(46,728,278)	(30,155,862)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	26,221,999	22,541,944

Change in net assets	29,459,277	21,836,486

Net Assets:
Beginning of period	97,404,984	75,568,498

End of period (including undistributed net investment income of $19,241 and $185,814, respectively)	$126,864,261	$97,404,984

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

September 30, 2001

ORGANIZATION

Federated Total Return Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Limited Duration Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide total return.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At September 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $809,088, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2006	$ 3,491

2008	$575,771

2009	$229,826

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Additional information on each restricted security held at September 30, 2001 is as follows:

Security	Acquisition Date	Acquisition Cost
Banco National de Mexico SA, Credit Card Merchant Voucher Receivables Master Trust (Series 1996-A), Class A1, 6.25%, 12/1/2003	01/09/1997	$ 69,253

Bayview Financial Acquisition Trust 1998-1, Class MII3, 4.11%, 5/25/2029	05/14/1998	379,101

Bayview Financial Acquisition Trust 1998-1, Class MII4, 4.11%, 5/25/2029	06/02/1998	441,671

C-BASS ABS, LLC (Series 1997-1), Class A1, 7.25%, 2/1/2017	02/25/1997	115,431

C-BASS ABS, LLC (Series 1999-3), Class B1, 7.09%, 2/3/2029	07/09/1999	915,097

Circuit City Credit Card Master Trust 2000-1, Class CTF, 4.69%, 2/15/2006	02/23/2000	500,000

Contimortgage Home Equity Loan Trust 1993-3, Class A2, 5.54%, 7/15/2020	02/07/2000	905,461

Embarcadero Aircraft Securitization Trust 2000-A, Class A1, 3.97%, 8/15/2025	08/17/2000	2,000,000

GE Capital Mortgage Services, Inc. 1994-3, Class B4, 6.50%, 1/25/2024	07/10/1997	60,545

Litigation Settlement Monetized Fee Trust 2001-1A, Class A1, 8.33%, 4/25/2031	02/05/2001	1,414,676

Mellon Residential Funding Corp. 1998-TBC1, Class B4, 6.60%, 10/25/2028	12/16/1998	728,943

Mellon Residential Funding Corp. 1999-TBC1, Class B4, 6.43%, 1/25/2029	03/12/1999	983,517

Merrill Lynch Mortgage Investors, Inc., Class BB, 8.00%, 3/1/2031	04/13/2000	299,737

Merit Securities Corp. 12-1, Class B, 7.98%, 7/28/2033	09/02/1999	1,228,812

New Century Finance Trust 1999-1, Class B, 8.75%, 1/25/2029	02/23/1999	200,676

Nomura Depositor Trust Commercial Mortgage Pass-Thru (Series 1998-ST I), Class A3, 4.07%, 2/15/2034	09/23/1998	243,750

Nomura Depositor Trust Commercial Mortgage Pass-Thru (Series 1998-ST I), Class A5, 4.74%, 2/15/2034	02/03/1998	500,000

Option One Mortgage Securities Corp. 2001-3, Class CTF, 9.66%, 9/26/2031	08/15/2001	1,303,393

Osprey Trust, Sr. Secd. Note, 8.31%, 1/15/2003	02/21/2001	1,541,445

Paragon Auto Receivables Owner Trust 1998-A, Class B, 7.47%, 11/15/2004	05/14/1998	79,558

Paragon Auto Receivables Owner Trust 1998-B, Class B, 7.03%, 3/15/2005	09/09/1998	215,775

Saxon Asset Securities Trust 1998-1, Class BF2, 8.00%, 12/25/2027	03/05/1998	181,987

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Institutional Shares	1,000,000,000
Institutional Service Shares	1,000,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended September 30	2001		2000
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	4,801,586	$47,536,172	4,868,532	$47,619,117
Shares issued to shareholders in payment of distributions declared	98,672	979,701	91,968	898,837
Shares redeemed	(3,884,990)	(38,557,254)	(2,756,648)	(26,928,213)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,015,268	$9,958,619	2,203,852	$21,589,741

Year Ended September 30	2001		2000
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	2,408,596	$24,029,478	399,891	$3,906,693
Shares issued to shareholders in payment of distributions declared	40,720	404,926	27,949	273,159
Shares redeemed	(816,345)	(8,171,024)	(330,146)	(3,227,649)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	1,632,971	$16,263,380	97,694	$952,203

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,648,239	$26,221,999	2,301,546	$22,541,944

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Institutional Service Shares to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended September 30, 2001, were as follows:

Purchases	$58,683,451

Sales	$26,512,589

Purchases and sales of long-term U.S. government securities for the year ended September 30, 2001, were as follows:

Purchases	$10,869,878

Sales	$11,544,044

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund did not designate any long-term capital gain dividends for the year ended September 30, 2001.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS OF FEDERATED TOTAL RETURN SERIES, INC.
AND SHAREHOLDERS OF FEDERATED LIMITED DURATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Limited Duration Fund (the "Fund") as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 2001 and 2000, and the financial highlights for the periods ended September 30, 2001, 2000 and 1999 presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the years ended September 30, 1998 and 1997 were audited by other auditors whose report dated November 13, 1998, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Limited Duration Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for the years ended September 30, 2001 and 2000 and its financial highlights for the years ended September 30, 2001, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
November 9, 2001

A Statement of Additional Information (SAI) dated November 30, 2001, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Federated
World-Class Investment Manager
Federated Limited Duration Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Investment Company Act File No. 811-7115

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Cusip 31428Q408

G01744-01-IS (11/01)

Federated Investors
World-Class Investment Manager

Federated Limited Duration Fund

A Portfolio of Federated Total Return Series, Inc.

PROSPECTUS

November 30, 2001

INSTITUTIONAL SERVICE SHARES

A mutual fund seeking to provide total return by investing primarily in a diversified portfolio of domestic fixed income securities with an average portfolio duration of three years or less.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 4

What are the Fund's Investment Strategies? 5

What are the Principal Securities in Which the Fund Invests? 7

What are the Specific Risks of Investing in the Fund? 11

What Do Shares Cost? 13

How is the Fund Sold? 14

How to Purchase Shares 15

How to Redeem Shares 16

Account and Share Information 18

Who Manages the Fund? 19

Financial Information 20

Independent Auditors' Report 38

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide total return. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus. The Fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that income will comprise the largest component of its total return.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in a diversified portfolio of domestic fixed income securities. The Fund's investment adviser (Adviser) seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the sectors that the Adviser expects to offer the best balance between total return and risk.

Although the value of the Fund's shares will fluctuate, the Adviser will seek to manage the magnitude of fluctuation by limiting the Fund's dollar-weighted average duration to three years or less. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed income securities generally fall when interest rates rise.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities due to the potential prepayment of higher interest mortgages.
  Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
  Liquidity Risks. The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks Associated with Non-Investment Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment grade securities.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-end basis.

The Fund's Institutional Service Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Institutional Service Shares total return for the nine-month period from January 1, 2001 to September 30, 2001 was 6.90%.

Within the period shown in the Chart, the Fund's Institutional Service Shares highest quarterly return was 2.54% (quarter ended December 31, 2000.) Its lowest quarterly return was 0.31% (quarter ended December 31, 1998).

Average Annual Total Return Table

The following table represents the Fund's Institutional Service Shares Average Annual Total Returns for the calendar periods ended December 31, 2000. The table shows the Fund's Institutional Service Shares total returns averaged over a period of years relative to the Merrill Lynch 1-3 Year Treasury Index (ML1-3T), a broad-based unmanaged index tracking short-term U.S. government securities with maturities between 1 and 2.99 years, the Merrill Lynch 1-3 Year Corporate Index (ML1-3C), a broad-based market capitalization weighted index including fixed-coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding, and the Lipper Short Investment Grade Debt Funds Average (LSIGDFA), an average of funds with similar investment objectives. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

Calendar Period	Fund	ML1-3T	ML1-3C	LSIGDFA
1 Year	7.74%	7.99%	7.61%	7.35%
Start of Performance[1]	6.25%	6.23%	6.55%	5.72%

1 The Fund's Institutional Service Shares start of performance date was October 1, 1996.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

What are the Fund's Fees and Expenses?

FEDERATED LIMITED DURATION FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Institutional Service Shares.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.40%
Distribution (12b-1) Fee[3]	0.25%
Shareholder Services Fee	0.25%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.22%

1 Although not contractually obligated to do so, the Adviser and distributor waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended September 30, 2001.

Total Waivers of Fund Expenses	0.57%
Total Actual Annual Fund Operating Expenses (after waivers)	0.65%

2 The Adviser has voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.03% for the fiscal year ended September 30, 2001.

3 A portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.05% for the fiscal year ended September 30, 2001.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund's Institutional Service Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Service Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Service Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$124

3 Years	$387

5 Years	$670

10 Years	$1,477

What are the Fund's Investment Strategies?

The Fund invests primarily in a diversified portfolio of domestic, investment grade fixed income securities. The Fund's Adviser actively manages the Fund's portfolio within a portfolio duration limitation to attempt to construct a portfolio of securities offering attractive risk-adjusted returns over a portfolio of comparable Treasury securities. As a matter of investment policy, the Adviser manages the Fund's share price volatility attributable to interest rate risk by limiting the dollar-weighted average modified duration of its portfolio securities to three years or less. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows this strategy section.

The Adviser attempts to select securities offering attractive risk-adjusted yields over comparable Treasury securities. Corporate and asset backed securities offer higher returns compared to Treasury securities to compensate for their additional risks, such as credit risk. Mortgage backed securities, which usually have nominal credit risk, have higher yields due to their risk that the principal will be repaid faster than expected if the underlying mortgages are prepaid. In selecting securities, the Adviser seeks the higher relative returns of corporate and asset backed (including mortgage backed) securities, while attempting to limit or manage their additional credit or prepayment risks.

The Adviser's investment process first allocates the Fund's portfolio among different fixed income sectors. The Adviser makes a greater allocation of the Fund's portfolio to those sectors that the Adviser expects to offer the best balance between total return and risk and thus offer the greatest potential for return. The allocation process is based on the Adviser's continuing analysis of a variety of economic and market indicators to arrive at what the adviser believes the yield "spread" should be of each security type. (The spread is the difference between the yield of a security versus the yield of a comparable U.S. Treasury security.)

Securities are selected by weighing projected spreads against the spreads at which securities can currently be purchased. The Adviser also analyzes the credit risks and prepayment risks of individual securities in order to complete the analysis.

The Adviser attempts to manage the Fund's prepayment risk by selecting mortgage backed securities with characteristics that make prepayment fluctuations less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying mortgages and the federal agencies (if any) that support the mortgages. The Adviser attempts to assess the relative returns and risks for mortgage backed securities by analyzing how the timing, amount and division of cash flows might change in response to changing economic and market conditions.

The Adviser attempts to manage the Fund's credit risk by selecting securities that make default in the payment of principal and interest less likely. The Adviser looks at a variety of factors, including macroeconomic analysis and corporate earnings analysis, among others, to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed income securities, the Adviser analyzes a company's business, competitive position, and general financial condition to assess whether the security's credit risk is commensurate with its potential return. The Fund may invest a portion of its portfolio in non-investment grade fixed income securities, which are rated BB or lower by nationally recognized statistical rating organizations (NRSROs). The non-investment grade securities in which the Fund invests generally pay higher interest rates as compensation for the greater default risk attached to the securities.

Within the Fund's three-year portfolio duration constraint, the Adviser may further manage interest rate risk by lengthening or shortening duration from time-to-time based on its interest rate outlook. If the Adviser expects interest rates to decline, it will generally lengthen the Fund's duration, and if the Adviser expects interest rates to increase, it will generally shorten the Fund's duration. The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions by analyzing a variety of factors, such as:

  current and expected U.S. growth;
  current and expected interest rates and inflation;
  the U.S. Federal Reserve Board's monetary policy; and
  changes in the supply of or demand for U.S. government securities.

There is no assurance that the Adviser's efforts to forecast market interest rates, and assess relative risks and the impact of market interest rates on particular securities, will be successful.

What are the Principal Securities in Which the Fund Invests?

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund principally invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a Government Sponsored Entity, or GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

SEQUENTIAL CMOS

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of pass-through instruments or asset-backed bonds. Asset backed securities have prepayment risks.

Investment Ratings for Non-Investment Grade Securities

Non-investment grade securities, also known as junk bonds, are rated below BBB by NRSROs. These bonds have greater market, credit and liquidity risks than investment grade securities.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names.

INTEREST RATE SWAPS

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period.

Investment Ratings for Investment Grade Securities

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

PREPAYMENT RISKS

Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

LIQUIDITY RISKS

Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

RISKS ASSOCIATED WITH NON-INVESTMENT GRADE SECURITIES

Securities rated below investment grade, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

LEVERAGE RISKS

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

What Do Shares Cost?

You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus) it is processed at the next calculated net asset value (NAV).

From time to time the Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of the Fund's assets may change on days you cannot purchase or redeem Shares. The Fund does not charge a front-end sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund generally values fixed income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost.

The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The required minimum initial investment for Fund Shares is $25,000. There is no required minimum subsequent investment amount.

An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?

The Fund offers two share classes: Institutional Service Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Service Shares. Each share class has different expenses, which affect their performance. Contact your investment professional or call 1-800-341-7400 for more information concerning the other class.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to retail and private banking customers of financial institutions or to individuals, directly or through investment professionals.

When the Distributor receives marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Institutional Service Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

  Establish an account with the investment professional; and
  Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem Shares

You should redeem Shares:

  through an investment professional if you purchased Shares through an investment professional; or
  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

You may redeem Shares by simply calling the Fund at 1-800-341-7400. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed; and
  signatures of all shareholders exactly as registered.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days; or
  a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund no longer issues share certificates. If you are redeeming Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be primarily dividends. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

Who Manages the Fund?

The Board of Directors governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 190 mutual funds and separate accounts, which totaled approximately $140 billion in assets as of December 31, 2000. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,800 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

THE FUND'S PORTFOLIO MANAGERS ARE:

Randall S. Bauer

Randall S. Bauer has been the Fund's Portfolio Manager since March 1999. He is Vice President of the Fund. Mr. Bauer joined Federated in 1989 and has been a Portfolio Manager and a Vice President of the Fund's Adviser since 1994. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from Pennsylvania State University.

Robert E. Cauley

Robert E. Cauley has been the Fund's Portfolio Manager since March 1999. Mr. Cauley joined Federated in 1996 as a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser and has been a Portfolio Manager since 1997. Mr. Cauley has been a Vice President of the Adviser since 1999. Mr. Cauley was a member of the Asset-Backed Structuring Group at Lehman Brothers Holding, Inc. from 1994 to 1996. Mr. Cauley earned his M.S.I.A., concentrating in Finance and Economics, from Carnegie Mellon University.

Mark E. Durbiano

Mark E. Durbiano has been the Fund's Portfolio Manager since for the high yield corporate bonds asset category of the Fund since inception. He is Vice President of the Fund. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.40% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Financial Information

FINANCIAL HIGHLIGHTS

The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Reference is made to the Independent Auditors' Report on page 38.

Year Ended September 30	2001	2000	1999 [1]	1998	1997 [2]
Net Asset Value, Beginning of Period	$ 9.79	$ 9.88	$10.23	$10.13	$10.00
Income From Investment Operations:
Net investment income	0.64	0.67	0.60	0.67	0.63
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.27	(0.11)	(0.35)	0.12	0.15

TOTAL FROM INVESTMENT OPERATIONS	0.91	0.56	0.25	0.79	0.78

Less Distributions:
Distributions from net investment income	(0.63)	(0.65)	(0.60)	(0.67)	(0.63)
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	(0.02)	(0.02)

TOTAL DISTRIBUTIONS	(0.63)	(0.65)	(0.60)	(0.69)	(0.65)

Net Asset Value, End of Period	$10.07	$ 9.79	$ 9.88	$10.23	$10.13

Total Return[3]	9.62%	5.86%	2.57%	7.53%	8.10%

Ratios to Average Net Assets:

Expenses	0.65%	0.65%	0.65%	0.62%	0.29%

Net investment income	6.16%	6.82%	6.09%	6.03%	6.31%

Expense waiver/reimbursement[4]	0.57%	0.68%	0.86%	1.94%	14.52%

Supplemental Data:

Net assets, end of period (000 omitted)	$26,345	$9,625	$8,749	$11,905	$2,724

Portfolio turnover	35%	34%	53%	64%	109%

1 Beginning with the year ended September 30, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from October 1, 1996 (start of performance) to September 30, 1997.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

September 30, 2001

Principal Amount			Value
		ASSET-BACKED SECURITIES--53.6%[1]
		Automotive--17.4%
$2,000,000		AmSouth Auto Trust 2000-1, Class A3, 6.67%, 7/15/2004	$2,072,600
1,129,940		Arcadia Automobile Receivables Trust 1997-B, Class A5, 6.70%, 2/15/2005	1,144,901
709,912		BMW Vehicle Owner Trust 1999-A, Class A3, 6.41%, 4/25/2003	717,522
1,253,458		Bay View Auto Trust 1999-LG1, Class A3, 6.91%, 3/15/2004	1,269,402
3,000,000		Capital Auto Receivables Asset Trust 2000-1, Class A4, 7.00%, 1/17/2005	3,067,830
186,217		CIT RV Trust 1994-A, Class A, 4.90%, 7/15/2009	186,513
3,000,000		DaimlerChrysler Auto Trust 2000-E, Class A3, 6.11%, 11/8/2004	3,130,350
85,645		Fleetwood Credit Corp. Grantor Trust 1996-B, Class A, 6.90%, 3/15/2012	86,796
355,519		Key Auto Finance Trust 1999-1, Class C, 7.08%, 1/15/2007	365,405
1,910,000		M&I Auto Loan Trust 2001-1, Class B, 5.88%, 6/20/2008	1,950,148
1,000,000		MMCA Automobile Trust 2000-2, Class B, 7.42%, 8/15/2005	1,081,618
1,000,000		MMCA Automobile Trust 2001-2, Class B, 5.75%, 6/15/2007	1,025,801
1,089,473		Mellon Auto Grantor Trust 2000-1, Class B, 7.43%, 10/15/2006	1,141,840
1,000,000		Navistar Financial Corp. Owner Trust 2000-B, Class A3, 6.67%, 11/15/2004	1,034,350
1,266,062		Nissan Auto Receivables Owner Trust 1999-A, Class A3, 6.47%, 9/15/2003	1,285,826
85,224	[2]	Paragon Auto Receivables Owner Trust 1998-A, Class B, 7.47%, 11/15/2004	86,136
228,731	[2]	Paragon Auto Receivables Owner Trust 1998-B, Class B, 7.03%, 3/15/2005	230,515
363,918		Paragon Auto Receivables Owner Trust 1999-A, Class A, 5.95%, 11/15/2005	373,730
840,269		Toyota Auto Receivable Owner Trust 1999-A, Class C, 6.70%, 8/16/2004	854,738
1,000,000		Toyota Auto Receivables Owner Trust 2000-B, Class A3, 6.76%, 8/15/2004	1,033,860

		TOTAL	22,139,881

		Credit Card--8.9%
73,303	[2]	Banco Nacional de Mexico SA, Credit Card Merchant Voucher Receivables Master Trust (Series 1996-A), Class A1, 6.25%, 12/1/2003	73,028
500,000	[2]	Circuit City Credit Card Master Trust 2000-1, Class CTF, 4.69%, 2/15/2006	502,015
1,550,000		Fingerhut Master Trust 1998-2, Class A, 6.23%, 2/15/2007	1,610,543
260,000		First USA Credit Card Master Trust 1997-6, Class A, 6.42%, 3/17/2005	266,669
1,900,000		J.C. Penney Master Credit Card Trust (Series E), Class A, 5.50%, 6/15/2007	1,970,262
2,000,000		MBNA Master Credit Card Trust 1997-F, Class A, 6.60%, 11/15/2004	2,056,160
1,000,000		MBNA Master Credit Card Trust 1999-I, Class A, 6.40%, 1/18/2005	1,030,330
1,000,000		MBNA Master Credit Card Trust 1999-M, Class C, 7.45%, 4/16/2007	1,073,520
1,000,000		MBNA Master Credit Card Trust 2000-A, Class A, 7.35%, 7/16/2007	1,099,190
1,500,000		Prime Credit Card Master Trust 2000-1, Class A, 6.70%, 10/15/2009	1,616,070

		TOTAL	11,297,787

Principal Amount			Value
		ASSET-BACKED SECURITIES--continued[1]
		Home Equity Loan--15.0%
$500,000		Amresco Residential Securities Mortgage Loan Trust 1996-1, Class A5, 7.05%, 4/25/2027	$548,220
1,500,000		Asset Backed Funding Certificate 2001-AQ1, Class A3, 5.75%, 4/20/2027	1,539,210
986,749	[2]	Contimortgage Home Equity Loan Trust 1993-3, Class A2, 5.54%, 7/15/2020	939,573
205,421		Countrywide Asset-Backed Certificates 1999-1, Class AF2, 6.16%, 9/25/2025	210,833
1,140,000		EQCC Home Equity Loan Trust 1996-3, Class A6, 7.40%, 12/15/2019	1,198,733
376,253		EQCC Home Equity Loan Trust 1997-2, Class A7, 6.89%, 2/15/2020	387,688
1,000,000		Green Tree Financial Corp. 1999-5, Class B1, 9.20%, 4/1/2031	1,030,598
882,540		Green Tree Home Improvement Loan Trust 1995-C, Class B1, 7.20%, 7/15/2020	898,499
481,015		Green Tree Home Improvement Loan Trust 1997-C, Class B2, 7.59%, 8/15/2028	327,090
3,000,000		Green Tree Home Improvement Loan Trust 1998-D, Class A, 6.32%, 8/15/2029	3,133,169
215,617		Headlands Home Equity Loan Trust 1998-2, Class A3, 6.67%, 12/15/2024	226,127
321,630		Independent National Mortgage Corp. Home Equity 1997-A, Class BF, 7.39%, 10/25/2028	328,365
1,500,000		Long Beach Home Equity Loan Trust 2000-LB1, Class M2V, 3.89%, 6/21/2030	1,503,725
1,000,000		Mellon Bank Home Equity Installment Loan 1999-1, Class B, 6.95%, 3/25/2015	1,030,110
201,651	[2]	New Century Finance Trust 1999-1, Class B, 8.75%, 1/25/2029	188,039
1,385,092	[2]	Option One Mortgage Securities Corp. 2001-3, Class CTF, 9.66%, 9/26/2031	1,386,394
1,500,000		Saxon Asset Securities Trust 1997-1, Class AF4, 7.76%, 2/25/2027	1,533,727
106,091		Saxon Asset Securities Trust 1997-1, Class BV, 3.56%, 4/25/2027	106,351
197,393	[2]	Saxon Asset Securities Trust 1998-1, Class BF2, 8.00%, 12/25/2027	186,167
327,058		Saxon Asset Securities Trust 2000-2, Class AV1, 2.92%, 7/25/2030	328,307
2,000,000		Sovereign Bank Home Equity Loan Trust 2000-1, Class A2, 6.96%, 2/25/2015	2,050,030
8,748		The Money Store Home Equity Trust 1996-B, Class A7, 7.55%, 2/15/2020	8,772

		TOTAL	19,089,727

		Machinery & Equipment--0.2%
298,995		Case Equipment Loan Trust 1999-A, Class B, 5.96%, 8/15/2005	305,560

		Manufactured Housing--5.1%
2,000,000		Conseco Finance Securitization Corp. 2000-5, Class A2, 7.06%, 2/1/2032	2,077,053
250,000		Green Tree Financial Corp. 1996-2, Class B1, 7.55%, 4/15/2027	249,182
1,250,000		Green Tree Financial Corp. 1997-3, Class B1, 7.51%, 7/15/2028	1,252,913
1,275,000	[2]	Merit Securities Corp. 12-1, Class B, 7.98%, 7/28/2033	1,256,678
1,000,000		Merit Securities Corp. 13, Class A4, 7.88%, 12/28/2033	1,090,030
500,000		Vanderbilt Mortgage Finance 1999-A, Class 2B2, 6.18%, 6/7/2016	495,871

		TOTAL	6,421,727

Principal Amount			Value
		ASSET-BACKED SECURITIES--continued[1]
		Utilities--1.7%
$1,000,000		California Infrastructure & Economic Development Bank Special Purpose Trust SDG&E-1 1997-1, Class A5, 6.19%, 9/25/2005	$1,036,100
1,000,000		California Infrastructure & Economic Development Bank Special Purpose Trust SDG&E-1 1997-1, Class A6, 6.31%, 9/25/2008	1,058,120

		TOTAL	2,094,220

		Other--5.3%
464,233		Copelco Capital Funding LLC 1999-B, Class A3, 6.61%, 12/18/2002	469,590
2,000,000	[2]	Embarcadero Aircraft Securitization Trust 2000-A, Class A1, 3.97%, 8/15/2025	1,998,760
613,000		Green Tree Home Improvement Loan Trust 1996-F, Class HIB2, 7.70%, 11/15/2027	596,768
1,442,334	[2]	Litigation Settlement Monetized Fee Trust 2001-1A, Class A1, 8.33%, 4/25/2031	1,528,874
1,500,000		Peco Energy Transition Trust 1999-A, Class A4, 5.80%, 3/1/2007	1,572,555
500,000		Tobacco Settlement Revenue Management Authority 2001-A, Class A, 7.67%, 5/15/2016	522,120

		TOTAL	6,688,667

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $66,202,105)	68,037,569

		COLLATERALIZED MORTGAGE OBLIGATIONS--12.8%
		Commercial Mortgage--0.6%
250,000	[2]	Nomura Depositor Trust Commercial Mortgage Pass-Thru (Series 1998-ST I), Class A-3, 4.07%, 2/15/2034	248,048
500,000	[2]	Nomura Depositor Trust Commercial Mortgage Pass-Thru (Series 1998-ST I), Class A-5, 4.74%, 2/15/2034	492,110

		TOTAL	740,158

		Government Agency--0.6%
405,000		Federal National Mortgage Association (Series 1993-32), Class H, 6.00%, 3/25/2023	419,284
1,259,933		Federal National Mortgage Association (Series 302), Class 2, 6.00%, 6/1/2029	295,303

		TOTAL	714,587

		Whole Loan--11.6%
379,986	[2]	Bayview Financial Acquisition Trust 1998-1, Class MII3, 4.11%, 5/25/2029	340,563
442,702	[2]	Bayview Financial Acquisition Trust 1998-1, Class MII4, 4.11%, 5/25/2029	337,007
679,609		Bear Stearns Mortgage Securities, Inc. 1996-8, Class B3, 8.00%, 11/25/2027	728,202
116,733	[2]	C-BASS ABS, LLC (Series 1997-1), Class A1, 7.25%, 2/1/2017	116,442
81,167		C-BASS ABS, LLC (Series 1998-3), Class AF, 6.50%, 1/25/2033	84,676
1,126,257	[2]	C-BASS ABS, LLC (Series 1999-3), Class B1, 7.09%, 2/3/2029	961,542
4,153		GE Capital Mortgage Services, Inc. 1994-27, Class A3, 6.50%, 7/25/2024	4,157
88,517	[2]	GE Capital Mortgage Services, Inc. 1994-3, Class B4, 6.50%, 1/25/2024	69,043
1,500,000		GE Capital Mortgage Services, Inc. 1998-3, Class A4, 6.25%, 1/25/2028	1,540,965
34,390		GE Capital Mortgage Services, Inc. 1998-11, Class 1A13, 6.75%, 6/25/2028	34,368
Principal Amount			Value
		Collateralized Mortgage Obligations--continued[1]
		Whole Loan--continued
$941,835		Headlands Mortgage Securities Inc. 1997-1, Class B3, 7.75%, 3/25/2027	$962,551
519,000		Homeside Mortgage Securities, Inc. 1998-1, Class A2, 6.75%, 2/25/2028	528,028
900,000	[2]	Mellon Residential Funding Corp. 1998-TBC1, Class B4, 6.60%, 10/25/2028	726,894
1,258,000	[2]	Mellon Residential Funding Corp. 1999-TBC1, Class B4, 6.43%, 1/25/2029	1,013,483
307,356	[2]	Merrill Lynch Mortgage Investors, Inc., Class BB, 8.00%, 3/1/2031	306,108
1,738,725		PNC Mortgage Securities Corp. 1998-5, Class 2A2, 6.75%, 7/25/2028	1,820,775
2,183,892		PNC Mortgage Securities Corp. 1999-9, Class 3A1, 7.22%, 10/25/2029	2,220,177
387,495		Resecuritization Mortgage Trust 1998-A, Class B3, 7.83%, 10/26/2023	309,512
1,000,000		Residential Accredit Loans, Inc 1997-QS12, Class A6, 7.25%, 11/25/2027	1,022,870
101,007		Residential Asset Securitization Trust 1998-A12, Class A1, 6.75%, 11/25/2028	101,399
743,774		Residential Funding Mortgage Securities I 1994-S13, Class M1, 7.00%, 5/25/2024	773,540
149,182	[2,3]	SMFC Trust Asset-Backed Certificates (Series 1997-A), Class B1-4, 7.62%, 1/28/2025	118,786
626,718		Structured Asset Securities Corp. 1999-ALS2, Class A2, 6.75%, 7/25/2029	640,698

		TOTAL	14,761,786

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $16,014,701)	16,216,531

		CORPORATE BONDS--17.4%
		Automotive--0.8%
1,000,000		Dana Corp., Note, 7.25%, 12/16/2002	987,170

		Banking--0.8%
1,000,000		Wells Fargo & Co., Note, 6.50%, 9/3/2002	1,030,890

		Broadcast Radio & TV--1.2%
1,500,000		Clear Channel Communications, Inc., Sr. Note, 7.25%, 9/15/2003	1,574,730

		Electronics--1.2%
1,500,000		Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003	1,581,750

		Finance - Automotive--2.4%
945,000		Ford Motor Credit Co., 8.55%, 4/8/2002	966,603
1,000,000		Ford Motor Credit Co., Sr. Note, 5.75%, 2/23/2004	1,007,300
1,000,000		General Motors Acceptance Corp., Note, 6.75%, 1/15/2006	1,025,630

		TOTAL	2,999,533

		Financial Intermediaries--1.3%
250,000		Lehman Brothers Holdings, Inc., Bond, 6.20%, 1/15/2002	252,028
1,365,000		Salomon Smith Barney Holdings, Inc., Note, 7.00%, 3/15/2004	1,457,301

		TOTAL	1,709,329

Principal Amount			Value
		CORPORATE BONDS--continued
		Food & Drug Retailers--1.2%
$1,000,000		Albertsons, Inc., Sr. Note, 6.55%, 8/1/2004	$1,052,550
500,000		Great Atlantic & Pacific Tea Co., Inc., Sr. Note, 7.70%, 1/15/2004	467,500

		TOTAL	1,520,050

		Forest Products--1.0%
1,000,000		Fort James Corp., Note, 6.70%, 11/15/2003	1,009,230
200,000		Quno Corp., Sr. Note, 9.13%, 5/15/2005	207,424

		TOTAL	1,216,654

		Insurance--0.2%
250,000		HSB Group, Inc., Company Guarantee, 4.68%, 7/15/2027	236,635

		Oil & Gas--0.8%
1,000,000		WCG Note Trust, Sr. Note (Series 144A), 8.25%, 3/15/2004	1,026,710

		Telecommunications & Cellular--4.4%
1,000,000		AT&T Corp., Global Bond, 5.63%, 3/15/2004	1,010,370
1,000,000		Citizens Utilities Co., Deb., 6.80%, 8/15/2026	1,025,370
2,000,000		Intermedia Communications, Inc., Sr. Disc. Note (Series B), 12.25%, 3/1/2009	1,745,000
750,000		Qwest Capital Funding, Note, 5.88%, 8/3/2004	762,225
1,000,000		Sprint Capital Corp., 7.63%, 6/10/2002	1,025,360

		TOTAL	5,568,325

		Utilities--2.1%
1,000,000		Petacalco Topolo Bampo Trust, Note, 8.13%, 12/15/2003	1,046,969
1,500,000	[2]	Osprey Trust, Sr. Secd. Note, 8.31%, 1/15/2003	1,558,470

		TOTAL	2,605,439

		TOTAL CORPORATE BONDS (IDENTIFIED COST $21,741,328)	22,057,215

		U.S. GOVERNMENT AGENCIES--3.3%
500,000		Federal Home Loan Bank System, Sr. Note, 5.80%, 9/2/2008	526,040
3,000,000		Federal National Mortgage Association, Note, 5.13%, 2/13/2004	3,117,060
193,498		Government National Mortgage Association ARM, 8902, 30 Year, 6.38%, 1/20/2022	196,750
90,398		Government National Mortgage Association, Pool 423843, 8.50%, 8/15/2026	96,076
185,309		Government National Mortgage Association, Pool 780360, 11.00%, 9/15/2015	208,298

		TOTAL U.S. GOVERNMENT AGENCIES (IDENTIFIED COST $4,020,775)	4,144,224

Principal Amount or Shares			Value
		U.S. TREASURY OBLIGATIONS--7.3%
$1,122,000		4.75%, 2/15/2004	$1,167,295
250,000		5.375%, 6/30/2003	261,285
5,000,000		5.75%, 11/15/2005	5,380,350
1,000,000		6.125%, 8/31/2002	1,033,190
1,400,000		7.50%, 11/15/2001	1,408,960

		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $8,882,116)	9,251,080

		PREFERRED STOCKS--0.2%
		Steel--0.2%
10,000		USX Capital LLC, 8.75%, Series A (IDENTIFIED COST $254,375)	244,000

		MUTUAL FUNDS--5.1%
1,198,210		Prime Value Obligations Fund, Class IS	1,198,210
837,994		High Yield Bond Portfolio	5,338,020

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $7,508,383)	6,536,230

		TOTAL INVESTMENTS (IDENTIFIED COST $124,623,783)[4]	$126,486,849

1 Because of monthly principal payments, the average lives of the asset-backed securities, collateralized mortgage obligations and certain government agency securities are less than the indicated periods.

2 Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At September 30, 2001, these securities amounted to $14,664,675 which represents 11.6% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $118,786, which represents 0.1% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the Fund's Board of Directors.

4 The cost of investments for federal tax purposes amounts to $124,640,949. The net unrealized appreciation of investments on a federal tax basis amounts to $1,845,900, which is comprised of $3,327,471 appreciation and $1,481,571 depreciation at September 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($126,864,261) at September 30, 2001.

The following acronym is used throughout this portfolio:

ARM	--Adjustable Rate Mortgage

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2001

Assets:
Total investments in securities, at value (identified cost $124,623,783)		$126,486,849
Cash		819
Income receivable		783,583
Receivable for shares sold		315,385

TOTAL ASSETS		127,586,636

Liabilities:
Payable for shares redeemed	$139,036
Income distribution payable	551,551
Accrued expenses	31,788

TOTAL LIABILITIES		722,375

Net assets for 12,598,651 shares outstanding		$126,864,261

Net Assets Consist of:
Paid-in capital		$125,808,208
Net unrealized appreciation of investments		1,863,066
Accumulated net realized loss on investments		(826,254)
Undistributed net investment income		19,241

TOTAL NET ASSETS		$126,864,261

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$100,519,349 ÷ 9,982,398 shares outstanding		$10.07

Institutional Service Shares:
$26,344,912 ÷ 2,616,253 shares outstanding		$10.07

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended September 30, 2001

Investment Income:
Dividends			$447,366
Interest			7,416,071

TOTAL INCOME			7,863,437

Expenses:
Investment adviser fee		$458,875
Administrative personnel and services fee		155,000
Custodian fees		13,700
Transfer and dividend disbursing agent fees and expenses		38,379
Directors'/Trustees' fees		3,221
Auditing fees		10,161
Legal fees		3,143
Portfolio accounting fees		62,421
Distribution services fee--Institutional Service Shares		41,955
Shareholder services fee--Institutional Shares		244,842
Shareholder services fee--Institutional Service Shares		41,955
Share registration costs		39,590
Printing and postage		24,324
Insurance premiums		1,273
Taxes		11,471
Miscellaneous		1,950

TOTAL EXPENSES		1,152,260

Waivers and Reimbursement:
Waiver of investment adviser fee	$(420,978)
Waiver of distribution services fee--Institutional Service Shares	(33,564)
Waiver of shareholder services fee--Institutional Shares	(244,842)
Reimbursement of investment adviser fee	(473)

TOTAL WAIVERS AND REIMBURSEMENT		(699,857)

Net expenses			452,403

Net investment income			7,411,034

Realized and Unrealized Gain on Investments:
Net realized gain on investments			161,088
Net change in unrealized depreciation of investments			3,242,763

Net realized and unrealized gain on investments			3,403,851

Change in net assets resulting from operations			$10,814,885

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended September 30	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$7,411,034	$5,710,707
Net realized gain (loss) on investments	161,088	(418,667)
Net realized gain on capital gain distributions from other investment companies	--	5,048
Net change in unrealized depreciation of investments	3,242,763	(444,578)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	10,814,885	4,852,510

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(6,531,786)	(4,977,835)
Institutional Service Shares	(1,045,821)	(580,133)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(7,577,607)	(5,557,968)

Share Transactions:
Proceeds from sale of shares	71,565,650	51,525,810
Net asset value of shares issued to shareholders in payment of distributions declared	1,384,627	1,171,996
Cost of shares redeemed	(46,728,278)	(30,155,862)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	26,221,999	22,541,944

Change in net assets	29,459,277	21,836,486

Net Assets:
Beginning of period	97,404,984	75,568,498

End of period (including undistributed net investment income of $19,241 and $185,814, respectively)	$126,864,261	$97,404,984

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

September 30, 2001

ORGANIZATION

Federated Total Return Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Limited Duration Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide total return.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At September 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $809,088, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2006	$ 3,491

2008	$575,771

2009	$229,826

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Additional information on each restricted security held at September 30, 2001 is as follows:

Security	Acquisition Date	Acquisition Cost
Banco National de Mexico SA, Credit Card Merchant Voucher Receivables Master Trust (Series 1996-A), Class A1, 6.25%, 12/1/2003	01/09/1997	$ 69,253

Bayview Financial Acquisition Trust 1998-1, Class MII3, 4.11%, 5/25/2029	05/14/1998	379,101

Bayview Financial Acquisition Trust 1998-1, Class MII4, 4.11%, 5/25/2029	06/02/1998	441,671

C-BASS ABS, LLC (Series 1997-1), Class A1, 7.25%, 2/1/2017	02/25/1997	115,431

C-BASS ABS, LLC (Series 1999-3), Class B1, 7.09%, 2/3/2029	07/09/1999	915,097

Circuit City Credit Card Master Trust 2000-1, Class CTF, 4.69%, 2/15/2006	02/23/2000	500,000

Contimortgage Home Equity Loan Trust 1993-3, Class A2, 5.54%, 7/15/2020	02/07/2000	905,461

Embarcadero Aircraft Securitization Trust 2000-A, Class A1, 3.97%, 8/15/2025	08/17/2000	2,000,000

GE Capital Mortgage Services, Inc. 1994-3, Class B4, 6.50%, 1/25/2024	07/10/1997	60,545

Litigation Settlement Monetized Fee Trust 2001-1A, Class A1, 8.33%, 4/25/2031	02/05/2001	1,414,676

Mellon Residential Funding Corp. 1998-TBC1, Class B4, 6.60%, 10/25/2028	12/16/1998	728,943

Mellon Residential Funding Corp. 1999-TBC1, Class B4, 6.43%, 1/25/2029	03/12/1999	983,517

Merrill Lynch Mortgage Investors, Inc., Class BB, 8.00%, 3/1/2031	04/13/2000	299,737

Merit Securities Corp. 12-1, Class B, 7.98%, 7/28/2033	09/02/1999	1,228,812

New Century Finance Trust 1999-1, Class B, 8.75%, 1/25/2029	02/23/1999	200,676

Nomura Depositor Trust Commercial Mortgage Pass-Thru (Series 1998-ST I), Class A3, 4.07%, 2/15/2034	09/23/1998	243,750

Nomura Depositor Trust Commercial Mortgage Pass-Thru (Series 1998-ST I), Class A5, 4.74%, 2/15/2034	02/03/1998	500,000

Option One Mortgage Securities Corp. 2001-3, Class CTF, 9.66%, 9/26/2031	08/15/2001	1,303,393

Osprey Trust, Sr. Secd. Note, 8.31%, 1/15/2003	02/21/2001	1,541,445

Paragon Auto Receivables Owner Trust 1998-A, Class B, 7.47%, 11/15/2004	05/14/1998	79,558

Paragon Auto Receivables Owner Trust 1998-B, Class B, 7.03%, 3/15/2005	09/09/1998	215,775

Saxon Asset Securities Trust 1998-1, Class BF2, 8.00%, 12/25/2027	03/05/1998	181,987

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Institutional Shares	1,000,000,000
Institutional Service Shares	1,000,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended September 30	2001		2000
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	4,801,586	$47,536,172	4,868,532	$47,619,117
Shares issued to shareholders in payment of distributions declared	98,672	979,701	91,968	898,837
Shares redeemed	(3,884,990)	(38,557,254)	(2,756,648)	(26,928,213)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,015,268	$9,958,619	2,203,852	$21,589,741

Year Ended September 30	2001		2000
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	2,408,596	$24,029,478	399,891	$3,906,693
Shares issued to shareholders in payment of distributions declared	40,720	404,926	27,949	273,159
Shares redeemed	(816,345)	(8,171,024)	(330,146)	(3,227,649)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	1,632,971	$16,263,380	97,694	$952,203

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,648,239	$26,221,999	2,301,546	$22,541,944

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Institutional Service Shares to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended September 30, 2001, were as follows:

Purchases	$58,683,451

Sales	$26,512,589

Purchases and sales of long-term U.S. government securities for the year ended September 30, 2001, were as follows:

Purchases	$10,869,878

Sales	$11,544,044

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund did not designate any long-term capital gain dividends for the year ended September 30, 2001.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS OF FEDERATED TOTAL RETURN SERIES, INC.
AND SHAREHOLDERS OF FEDERATED LIMITED DURATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Limited Duration Fund (the "Fund") as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 2001 and 2000, and the financial highlights for the periods ended September 30, 2001, 2000 and 1999 presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the years ended September 30, 1998 and 1997 were audited by other auditors whose report dated November 13, 1998, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Limited Duration Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for the years ended September 30, 2001 and 2000 and its financial highlights for the years ended September 30, 2001, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
November 9, 2001

A Statement of Additional Information (SAI) dated November 30, 2001, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Federated
World-Class Investment Manager
Federated Limited Duration Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Investment Company Act File No. 811-7115

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Cusip 31428Q309

G01744-02-SS (11/01)

Federated Limited Duration Fund

A Portfolio of Federated Total Return Series, Inc.

STATEMENT OF ADDITIONAL INFORMATION

November 30, 2001

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Federated Limited Duration Fund--Institutional Shares and Institutional Service Shares (Fund), dated November 30, 2001. Obtain the prospectuses and the Annual Report's Management's Discussion of Fund Performance without charge by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Limited Duration Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

G01744-03 (11/01)

CONTENTS

How is the Fund Organized? 1

Securities in Which the Fund Invests 1

What Do Shares Cost? 7

How is the Fund Sold? 7

Subaccounting Services 8

Redemption in Kind 8

Account and Share Information 8

Tax Information 8

Who Manages and Provides Services to the Fund? 9

How Does the Fund Measure Performance? 12

Who is Federated Investors, Inc.? 13

Investment Ratings 14

Addresses 16

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Total Return Series, Inc. (Corporation). The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on October 11, 1993. The Corporation may offer separate series of shares representing interests in separate portfolios of securities. The Fund changed its name from Federated Total Return Limited Duration Fund to Federated Limited Duration Fund on May 14, 1997.

The Board of Directors (the Board) has established two classes of shares of the Fund, known as Institutional Shares and Institutional Service Shares (Shares). This SAI relates to both classes of Shares. The Fund's investment adviser is Federated Investment Management Company (Adviser).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

FIXED INCOME SECURITIES

The Fund invests in the following types of fixed income securities, in addition to those described in the prospectus.

Corporate Debt Securities

The Fund invests in the following corporate debt securities, in addition to those described in the prospectus.

COMMERCIAL PAPER

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.

Mortgage Backed Securities

The Fund may invest in mortgage backed securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other investment company is managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

In addition to the Sequential CMOs described in the prospectus, the Fund invests in the following CMOs:

PACs, TACs and Companion Classes

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against market risks.

Floaters and Inverse Floaters

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as the London Interbank Offer Rate (LIBOR). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes and Residual Classes

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Asset Backed Securities

Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Convertible Securities

Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks. The Fund may invest more than 10% in foreign securities.

FOREIGN EXCHANGE CONTRACTS

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivatives contracts that cover a narrow range of circumstances; or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions may not eliminate all risks even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts:

Futures Contracts

The Fund may buy and sell the following types of futures contracts: financial futures; foreign currency forward contracts; and futures on securities indices.

Options

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

The Fund may:

  buy call options on financial and foreign currency futures contracts in anticipation of an increase in the value of the underlying asset;
  buy put options on portfolio securities, financial and foreign currency futures contracts in anticipation of a decrease in the value of the underlying asset; and
  buy or write options to close out existing options positions.

The Fund may also write call options on portfolio securities, financial and foreign currency futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

The Fund may also write put options on financial and foreign currency futures contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

Swaps

Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS

As described in the prospectus, the Fund enters into interest rate swaps. One example of an interest rate swap is a $10 million London Interbank Offer Rate (LIBOR) swap would require one party to pay the equivalent of the LIBOR interest rate (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CURRENCY SWAPS

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

CAPS AND FLOORS

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Asset Coverage

In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. ("Federated funds") to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the "Repo Rate") and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the "Bank Loan Rate"), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

The Fund may invest in mortgage backed and high yield securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other investment company is managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

Call Risks

  Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
  If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Liquidity Risks

  Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
  OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks Associated with Complex CMOs

  CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.

Currency Risks

  Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
  The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Euro Risks

  The Fund may make investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund's investments.
  With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

Risks of Foreign Investing

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund's investment objective is to provide total return. The investment objective may not be changed by the Fund's Directors without shareholder approval.

INVESTMENT LIMITATIONS

Selling Short or Buying on Margin

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

Issuing Senior Securities and Borrowing Money

The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: margin deposits for the purchase and sale of financial futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.

Investing in Real Estate

The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

Investing in Commodities

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

Underwriting

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

Lending Cash or Securities

The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies and limitations.

Concentration of Investments

The Fund will not invest 25% or more of the value of its total assets in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act of 1940 (1940 Act). The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Restricted and Illiquid Securities

The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, interest rate swaps, non-negotiable fixed time deposits with maturities over seven days, and certain restricted securities not determined by the Directors to be liquid.

The Fund does not expect to borrow money, pledge securities or engage in reverse repurchase agreements during the coming fiscal year.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and
  for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

What Do Shares Cost?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

How is the Fund Sold?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12B-1 PLAN (INSTITUTIONAL SERVICE SHARES)

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated, for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals (such as broker/dealers or banks) may be paid fees, in significant amounts, out of the assets of the Distributor and/or Federated Shareholder Services Company. (These fees do not come out of Fund assets.) The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts. These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Account and Share Information

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote. All Shares of the Corporation have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

As of November 1, 2001, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: JAS & Co., St. Cloud, MN, owned approximately 2,335,556 Shares (22.87%); Black & Co., Boston, MA, owned approximately 1,860,386 Shares (18.22%); Grand Old Co., Zanesville, OH, owned approximately 1,071,621 Shares (10.49%); S & E Trust Company, Oaks, PA, owned approximately 981,480 Shares (9.61%); and First Mar & Co., Marquette, MI, owned approximately 595,189 Shares (5.83%).

As of November 1, 2001, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Service Shares: Olcoba Company, Minneapolis, MN, owned approximately 759,493 Shares (26.45%); Anbee & Co., Aurora, IL, owned approximately 459,185 Shares (15.99%); US Clearing, New York, NY, owned approximately 367,448 Shares (12.80%); Jasco & Co., Indiana, PA, owned approximately 314,620 Shares (10.96%); and MRT Stock Company, Gainesville, TX, owned approximately 160,318 Shares (5.58%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

Who Manages and Provides Services to the Fund?

BOARD OF DIRECTORS

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name; address; birth date; present position(s) held with the Corporation; principal occupations for the past five years and positions held prior to the past five years; total compensation received as a Director from the Corporation for its most recent fiscal year, if applicable; and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Corporation comprises four funds and the Federated Fund Complex comprises 44 investment companies, whose investment advisers are affiliated with the Fund's Adviser.

As of November 1, 2001, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.

Name Birth Date Address Position With Corporation	Principal Occupations for Past Five Years	Aggregate Compensation From Corporation	Total Compensation From Corporation and Fund Complex
John F. Donahue*†# Birth Date: July 28, 1924 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA CHAIRMAN AND DIRECTOR	Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.; formerly: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh, formerly: Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management).	$343.45	$128,847.72 for the Corporation and 43 other investment companies in the Fund Complex

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR	Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$343.45	$128,847.66 for the Corporation and 43 other investment companies in the Fund Complex

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide); formerly: Partner, Andersen Worldwide SC.	$343.45	$126,923.53 for the Corporation and 43 other investment companies in the Fund Complex

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR	Director or Trustee of some of the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software); formerly: Director, Redgate Communications and EMC Corporation (computer storage systems). Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$312.19	$115,368.16 for the Corporation and 43 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center -- Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.	$312.19	$117,117.17 for the Corporation and 43 other investment companies in the Fund Complex

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR	Director or Trustee of the Federated Fund Complex; formerly: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$312.19	$117,117.14 for the Corporation and 43 other investment companies in the Fund Complex

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR	Director or Trustee of some of the Federated Fund Complex; Management Consultant. Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.	$343.45	$128,847.66 for the Corporation and 43 other investment companies in the Fund Complex

Name Birth Date Address Position With Corporation	Principal Occupations for Past Five Years	Aggregate Compensation From Corporation	Total Compensation From Corporation and Fund Complex
John E. Murray, Jr., J.D., S.J.D.# Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Chancellor, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director, Michael Baker Corp. (engineering, construction, operations and technical services). Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.	$331.91	$117,117.14 for the Corporation and 43 other investment companies in the Fund Complex

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning. Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.	$312.19	$117,117.17 for the Corporation and 43 other investment companies in the Fund Complex

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR	Director or Trustee of some of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc. (heavy highway contractor); formerly: Vice President, Walsh & Kelly, Inc.	$312.19	$117,117.17 for the Corporation and 43 other investment companies in the Fund Complex

J. Christopher Donahue*† Birth Date: April 11, 1949 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA PRESIDENT AND DIRECTOR

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President, Chief Executive Officer and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; President, Chief Executive Officer and Director, Federated Global Investment Management Corp.; President and Chief Executive Officer, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; formerly: President, Federated Investment Counseling.

		$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

Edward C. Gonzales Birth Date: October 22, 1930 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT

President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services; formerly: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

		$0	$0 for the Corporation and 37 other investment companies in the Fund Complex

John W. McGonigle Birth Date: October 26, 1938 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT AND SECRETARY	Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; formerly: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.	$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

Richard J. Thomas Birth Date: June 17, 1954 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA TREASURER	Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; formerly: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.	$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

William D. Dawson III Birth Date: March 3, 1949 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA CHIEF INVESTMENT OFFICER

Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.; formerly: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

		$0	$0 for the Corporation and 25 other investment companies in the Fund Complex

Name Birth Date Address Position With Corporation	Principal Occupations for Past Five Years	Aggregate Compensation From Corporation	Total Compensation From Corporation and Fund Complex
Joseph M. Balestrino Birth Date: November 3, 1954 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT	Joseph M. Balestrino is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.	$0	$0 for the Corporation and 3 other investment companies in the Fund Complex

* An asterisk denotes a Director who is deemed to be an interested person as defined in the 1940 Act.

# A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.

† Mr. Donahue is the father of J. Christopher Donahue, President and Director of the Corporation.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Corporation or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Directors, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $250 million
0.125 of 1%	on the next $250 million
0.100 of 1%	on the next $250 million
0.075 of 1%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent public accountant for the Fund, Deloitte & Touche LLP, conducts its audits in accordance with accounting standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES

For the Year Ended September 30	2001	2000	1999
Advisory Fee Earned	$458,875	$322,300	$224,110

Advisory Fee Reduction	420,978	322,300	224,110

Advisory Fee Reimbursement	473	381	0

Brokerage Commissions	0	0	0

Administrative Fee	155,000	155,000	157,308

12b-1 Fee:

Institutional Service Shares	8,391	--	--

Shareholder Services Fee:

Institutional Shares	0	--	--

Institutional Service Shares	41,955	--	--

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC's standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the one-year, five years and Start of Performance periods ended September 30, 2001.

Yield is given for the 30-day period ended September 30, 2001.

Share Class	30-Day Period	1 Year	5 Years	Start of Performance on 10/1/1996
Institutional Shares:
Total Return	NA	9.95%	7.00%	6.99%
Yield	5.99%	NA	NA	NA

Share Class	30-Day Period	1 Year	5 Years	Start of Performance on 10/1/1996
Institutional Service Shares:
Total Return	NA	9.62%	6.71%	6.70%
Yield	5.69%	NA	NA	NA

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

  references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;
  charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
  discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and
  information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Merrill Lynch 1-3 Year U.S. Treasury Index

Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

Merrill Lynch 1-3 Year Corporate Index

Merrill Lynch 1-3 Year Corporate Index is a market capitalization weighted index including fixed-coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. Both interest and price return are calculated daily based on an accrued schedule and trader pricing. Quality range is BBB3-AAA. Maturities for all bonds are more than one year and less than three years. Yankees, Canadians and all Structured Notes are excluded.

Lehman Brothers High Yield Index

Lehman Brothers High Yield Index covers the universe of fixed rate, publicly issued, noninvestment grade debt registered with the SEC. All bonds included in the High Yield Index must be dollar- denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moody's Investors Service, including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

Lipper Analytical Services, Inc.

Lipper Analytical Services, Inc. ranks funds in various categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "Short Intermediate Grade Bond Funds" category in advertising and sales literature.

Who is Federated Investors, Inc.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

Municipal Funds

In the municipal sector, as of December 31, 2000, Federated managed 11 bond funds with approximately $4.0 billion in assets and 22 money market funds with approximately $41.8 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

Equity Funds

In the equity sector, Federated has more than 31 years' experience. As of December 31, 2000, Federated managed 40 equity funds totaling approximately $20.6 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

Corporate Bond Funds

In the corporate bond sector, as of December 31, 2000, Federated managed 11 money market funds and 30 bond funds with assets approximating $20.9 billion and $9.7 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 29 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.

Government Funds

In the government sector, as of December 31, 2000, Federated managed 6 mortgage backed, 5 multi-sector government funds, 3 government/agency and 19 government money market mutual funds, with assets approximating $3.3 billion, $1.6 billion, $1.2 billion and $36.2 billion, respectively. Federated trades approximately $133.4 billion in U.S. government and mortgage backed securities daily and places approximately $28.5 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $50 billion in government funds within these maturity ranges.

Money Market Funds

In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 2000, Federated managed $99.0 billion in assets across 52 money market funds, including 19 government, 11 prime, 22 municipal and 1 euro-denominated with assets approximating $36.2 billion, $21.0 billion, $41.8 billion and $110 million, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield--J. Thomas Madden; U.S. fixed income--William D. Dawson III; and global equities and fixed income--Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

MUTUAL FUND MARKET

Forty-nine percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $7 trillion to the more than 8,157 funds available, according to the Investment Company Institute.

FEDERATED CLIENTS OVERVIEW

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

Institutional Clients

Federated meets the needs of approximately 3,031 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

Bank Marketing

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

Broker/Dealers and Bank Broker/Dealer Subsidiaries

Federated Funds are available to consumers through major brokerage firms nationwide--we have over 2,000 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

Investment Ratings

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE LONG-TERM BOND RATING DEFINITIONS

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  Leading market positions in well-established industries;
  High rates of return on funds employed;
  Conservative capitalization structure with moderate reliance on debt and ample asset protection;
  Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1-- (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2-- (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses

FEDERATED LIMITED DURATION FUND

Institutional Shares
Institutional Service Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Auditors

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

Federated Investors
World-Class Investment Manager

Federated Limited Duration Fund

A Portfolio of Federated Total Return Series, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Annual Report for the 12 Months Ended September 30, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

Investment Review

Federated Limited Duration Fund represents an investment grade, fixed income portfolio combining various fixed income sectors. Investments are predominantly U.S. Treasury, government agency and an investment grade corporate debt securities.

The past year has seen market yield levels decline steadily, particularly at the short end of the yield curve. Yields at the one-year point of the government yield curve (representative of the area of the yield curve where the fund invests) fell over 300 basis points, beginning the reporting period at just under 6.00% and finishing at 2.85%. Clear signs of economic slowdown had already begun to emerge prior to the fund's previous year-end, providing the Federal Reserve Board (the "Fed") with the foundation for enacting a round of monetary easing such as has not been seen since the early 1980s. Short-term market yields followed suit as the economy continued to stumble. Finally, just before the reporting period came to a close, the tragic events of September 11 provided a strong coda to the year long decline. At this writing, the Fed is still talking about further monetary stimulus which could take the federal funds target rate to 2.00% by calendar year-end, and perhaps even lower in 2002. What happens from here is clearly dependent on the speed and degree at which the economy recovers from its current level. There has been a significant degree of monetary stimulus applied in the past year, with plenty of fiscal stimulus to follow the events of September 11. Such action portends a recovery sometime in 2002, but there are still some variables to consider. Despite an unemployment rate which has risen by one full percentage point in the past nine months, there are still many job losses which will find their way into the system. This will no doubt dampen personal consumption (which represents two-thirds of U.S. economic output) in the coming months. Furthermore, uncertainty about the future may have a further effect on consumption as families decide to cut back on expenditures they might have made only six months ago. To wit, the U.S. savings rate has recently increased to over 4%, its highest rate in three years. Finally, the stock market, probably the single most important leading indicator of economic activity, continues to languish, with future earnings visibility uncertain at best. To summarize, there is probably a period of six to twelve months from here where economic activity will continue to be lackluster, an environment which could bode well for fixed income allocations.

For the fiscal year ended September 30, 2001, the fund produced a total return of 9.95% for the Institutional Share class and 9.62% on Institutional Service Shares.1 This compared with a return of 9.38% for the Lipper Short Investment Grade Debt2 category over the same period. The fund's significant exposure to highly rated asset-backed securities (ABS) helped to add relative return, while the allocation to lower investment grade and non-investment grade securities proved a drag on performance. To illustrate the latter point, the fund's small, diversified allocation to corporate high yield debt (which averaged around 4% during the reporting period) reduced the fund's total return by over 30 basis points. Nonetheless, the fund still enjoyed a solid year.

Over the past 12 months, the general credit quality of the fund has remained consistently in the "AA average" range. At September 30, 2001, over half of fund assets were deployed in AAA-rated securities or cash equivalents. Only 31% of the fund was invested in securities rated below single-A, with a mere 8% in non-investment grade paper, reflecting the fact that the economy is simply weaker than had originally been expected, even before the events of September 11. At this writing, marginal assets in the fund are generally being deployed in a combination of AAA-rated ABS and selected corporate credits which may have been "beaten up" too much in the recent spate of spread widening. AAA-rated ABS had a good year in fiscal 2001, and it is expected that this trend will continue. Treasury and agency exposure remains just over 10% of fund assets. Exposure to mortgage backed securities is currently around 13% of the portfolio with the lion's share of that exposure in non-agency paper. ABS currently comprise over half of the fund's portfolio, with approximately two-thirds of those rated AAA. Subordinate ABS exposure has been reduced through a combination of paydowns, upgrades and sales, and will likely be selectively maintained at a lower level for the foreseeable future. With regard to the fund's interest rate sensitivity, the fund's duration3 is positioned right alongside that of the Merrill Lynch 1-3 Year Corporate Index4 (approximately 1.8 years).

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter duration.

4 Merrill Lynch 1-3 Year Corporate Index: An unmanaged index trading short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fanner & Smith, Inc.

INSTITUTIONAL SHARES

Growth of $100,000 Invested in Federated Limited Duration Fund

Average Annual Total Return for the Period Ended 9/30/2001
1 Year	9.95%
5 Years	7.00%
Start of Performance (10/1/1996)	6.99%

The graph above illustrates the hypothetical investment of $100,0001 in the Federated Limited Duration Fund (Institutional Shares) (the "Fund") from October 1, 1996 (start of performance) to September 30, 2001, compared to the Merrill Lynch 1-3 Year Treasury Index (ML1-3T),2 Merrill Lynch 1-3 Year Corporate Index (ML1-3C)2 and the Lipper Short Investment Grade Debt Funds Average (LSIGDFA).3

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated November 30, 2001, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-3T, ML1-3C, and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The ML1-3T and ML1-3C are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LSIGDFA represents the average of the total returns reported by all the mutual funds designated by Lipper Analytical Services, Inc., as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

INSTITUTIONAL SERVICE SHARES

Growth of $25,000 Invested in Federated Limited Duration Fund

Average Annual Total Return for the Period Ended 9/30/2001
1 Year	9.62%
5 Years	6.71%
Start of Performance (10/1/1996)	6.70%

The graph above illustrates the hypothetical investment of $25,0001 in the Federated Limited Duration Fund (Institutional Service Shares) (the "Fund") from October 1, 1996 (start of performance) to September 30, 2001, compared to the Merrill Lynch 1-3 Year Treasury Index (ML1-3T),2 Merrill Lynch 1-3 Year Corporate Index (ML1-3C)2 and the Lipper Short Investment Grade Debt Funds Average (LSIGDFA).3

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated November 30, 2001, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-3T, ML1-3C, and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The ML1-3T and ML1-3C are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LSIGDFA represents the average of the total returns reported by all the mutual funds designated by Lipper Analytical Services, Inc., as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

Federated
World-Class Investment Manager
Federated Limited Duration Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428Q309
Cusip 31428Q408

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G01744-04 (11/01)

Federated Investors
World-Class Investment Manager

Federated Ultrashort Bond Fund

A Portfolio of Federated Total Return Series, Inc.

PROSPECTUS

November 30, 2001

INSTITUTIONAL SHARES

A mutual fund seeking to provide total return consistent with current income by investing primarily in a diversified portfolio of investment grade debt securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 4

What are the Fund's Investment Strategies? 5

What are the Principal Securities in Which the Fund Invests? 8

What are the Specific Risks of Investing in the Fund? 14

What Do Shares Cost? 17

How is the Fund Sold? 18

How to Purchase Shares 18

How to Redeem Shares 20

Account and Share Information 23

Who Manages the Fund? 24

Financial Information 25

Independent Auditors' Report 46

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide total return consistent with current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

The Fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that income will comprise the largest component of its total return.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in a diversified portfolio of domestic, investment grade, fixed income securities. The Fund's investment adviser ("Adviser") seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the sectors that the Adviser expects to offer the best balance between total return and risk.

Although the value of the Fund's shares will fluctuate, the Adviser will seek to manage the magnitude of fluctuation by limiting the Fund's dollar-weighted average modified duration to one year or less. Duration measures the price sensitivity of a fixed income security to changes in interest rates. The Fund may use futures, options and interest rate swaps in an effort to maintain the Fund's targeted duration.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed income securities generally fall when interest rates rise.
  Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities due to the potential prepayment of higher interest mortgages.
  Call Risks. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.
  Liquidity Risks. The non-investment grade securities and collateralized mortgage obligations (CMOs) in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks Associated with Non-Investment Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment grade securities.
  Leverage Risks. Certain investments may expose the Fund to a level of risk that exceeds the amount invested. Changes in the value of such investments magnify the Fund's risk of loss and potential for gain.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Risk/Return Bar Chart and Table

The following performance bar chart and total return table is for the Fund's other class of shares, Institutional Service Shares, which are not offered in this prospectus. A performance bar chart and total return table for Institutional Shares of the Fund will be provided after Institutional Shares has been in operation for a full calendar year. The total returns for Institutional Service Shares are disclosed here because Institutional Shares have only been offered since February 22, 2000.

The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-end basis.

The Fund's Institutional Service Shares are not sold subject to a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Institutional Service Shares total return for the nine-month period from January 1, 2001 to September 30, 2001 was 5.09%.

Within the periods shown in the Chart, the Fund's Institutional Service Shares highest quarterly return was 2.30% (quarter ended September 30, 1998). Its lowest quarterly return was 0.54% (quarter ended June 30, 1999).

Average Annual Total Return Table

The following table represents the Fund's Institutional Service Shares Average Annual Total Returns for the calendar period ended December 31, 2000. The table shows the Fund's Institutional Service Shares total returns averaged over a period of years relative to the Merrill Lynch 1-Year Treasury Bill Index ("ML1T"), a broad-based market index tracking 1-year U.S. government securities. Total returns for the index shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

Calendar Period	Fund	ML1T
1 Year	6.88%	6.77%
Start of Performance[1]	6.50%	5.65%

1 The Fund's Institutional Service Shares start of performance date was May 31, 1997.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential return.

What are the Fund's Fees and Expenses?

FEDERATED ULTRASHORT BOND FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund's Institutional Shares.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.60%
Distribution (12b-1) Fee	None
Shareholder Services Fee[3]	0.25%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.05%

1 Although not contractually obligated to do so, the Adviser and shareholder services provider waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended September 30, 2001.

Total Waivers of Fund Expenses	0.70%
Total Actual Annual Fund Operating Expenses (after waivers)	0.35%

2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee the paid by the Fund (after the voluntary waiver) was 0.15% for the fiscal year ended September 30, 2001.

3 The shareholder services fee was voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Institutional Shares (after the voluntary waiver) was 0.00% for the fiscal year ended September 30, 2001.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are before waivers as estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$ 107
3 Years	$ 334
5 Years	$ 579
10 Years	$1,283

What are the Fund's Investment Strategies?

The Fund invests in a diversified portfolio of domestic fixed income securities. The Fund's Adviser actively manages the Fund's portfolio seeking to limit fluctuation in the Fund's share price due to changes in market interest rates while selecting investments that should offer enhanced returns based upon the Adviser's credit analysis. The Adviser limits fluctuation in the Fund's share price by limiting the dollar-weighted average modified duration of the Fund's portfolio to one year or less. The Adviser then seeks higher returns through security selection than are possible in a portfolio limited exclusively to very high credit quality securities. The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price. A description of the various types of securities in which the Fund invests, and their risks, immediately follows this section.

The Fund invests primarily in investment grade fixed income securities. Investment grade securities are those rated BBB or higher by a nationally recognized statistical rating organization (NRSRO) or, if the securities are unrated, if they are deemed to be of equal quality by the Adviser. The Adviser attempts to select securities offering attractive risk-adjusted yields over comparable Treasury securities. Corporate and asset backed securities offer higher yields compared to Treasury securities to compensate for their additional risks, such as credit risk. Mortgage backed securities, which usually have nominal credit risk, have higher yields due to their risk that the principal will be repaid faster than expected if the underlying mortgages are prepaid. In selecting securities, the Adviser seeks the higher relative returns of corporate and asset-backed (including mortgage backed) securities, while attempting to limit or manage their additional credit or prepayment risks.

The Adviser's investment process first allocates the Fund's portfolio among different fixed income sectors. The Adviser makes a greater allocation of the Fund's portfolio to those sectors that the Adviser expects to offer the best balance between current income and risk and thus offers the greatest potential for return. The allocation process is based on the Adviser's continuing analysis of a variety of economic and market indicators in order to arrive at what the Adviser believes the yield "spread" should be of each security type. (The spread is the difference between the yield of a security versus the yield of a comparable U.S. Treasury security.)

Securities are selected by weighing projected spreads against the spreads at which the securities can currently be purchased. The Adviser also analyzes the prepayment risks and credit risks of individual securities in order to complete the analysis.

The Adviser attempts to manage the Fund's prepayment risk by selecting mortgage backed securities with characteristics that make prepayment fluctuations less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying loans and the federal agencies (if any) that support the loans. The Adviser attempts to assess the relative returns and risks for mortgage backed securities by analyzing how the timing, amount and division of cash flows might change in response to changing economic and market conditions.

The Adviser attempts to manage the Fund's credit risk by selecting securities that make default in the payment of principal and interest less likely. The Adviser analyzes a variety of factors, including macroeconomic analysis and corporate earnings analysis to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed income securities, the Adviser analyzes the issuer's business, competitive position, and general financial condition to assess whether the security's credit risk is commensurate with its potential return. In order to enhance returns, the Adviser may purchase lower-rated securities, including non-investment grade securities, that provide better returns than investment grade securities, and foreign securities that provide better returns than domestic securities. There is no assurance that the Adviser's efforts to enhance returns will be successful.

Within the Fund's one-year portfolio duration constraint, the Adviser may further manage interest rate risk by lengthening or shortening duration from time- to-time based on its interest rate outlook. If the Adviser expects interest rates to decline, it will generally lengthen the Fund's duration, and if the Adviser expects interest rates to increase, it will generally shorten the Fund's duration. Because the Fund will typically invest in fixed income securities with remaining maturities greater than one year, the Fund will use futures contracts and interest rate swaps to maintain the Fund's targeted duration.The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions in analyzing a variety of factors, such as:

  current and expected U.S. growth;
  current and expected interest rates and inflation;
  the U.S. Federal Reserve Board's monetary policy; and
  changes in the supply of or demand for U.S. government securities.

There is no assurance that the Adviser's efforts to forecast market interest rates and assess the impact of market interest rates on particular securities will be successful.

Because the Fund refers to fixed income securities in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed income securities.

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivatives contracts that cover a narrow range of circumstances; or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions may not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

What are the Principal Securities in Which the Fund Invests?

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the principal types of fixed income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass- through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

SEQUENTIAL CMOS

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

Privately Issued Mortgage Backed Securities

Privately issued mortgage securities (including privately issued CMOs) are issued by private entities, rather than U.S. government agencies. These securities involve credit risks and liquidity risks. The Fund may invest in privately issued mortgage backed securities that are rated BBB or higher by an NRSRO.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset backed securities have prepayment risks.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

The Fund may buy and sell the following types of futures contracts: financial futures; foreign currency forward contracts; and futures on securities indices.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names.

INTEREST RATE SWAPS

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period.

INVESTMENT RATINGS FOR NON-INVESTMENT GRADE SECURITIES

Non-investment grade securities, also known as junk bonds, are rated below BBB by a NRSRO. These bonds have greater market, credit and liquidity risks than investment grade securities.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

PREPAYMENT AND CALL RISKS

Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks or other less favorable characteristics.

LIQUIDITY RISKS

Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS ASSOCIATED WITH NON-INVESTMENT GRADE SECURITIES

Securities rated below investment grade generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

LEVERAGE RISKS

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

What Do Shares Cost?

You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in the prospectus) it is processed at the next calculated net asset value (NAV).

From time to time the Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of the Fund's assets may change on days you cannot purchase or redeem Shares. The Fund does not charge a front-end sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund generally values fixed income securities at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service.

The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated" and "Institutional Shares."

The required minimum initial investment for Fund Shares is $250,000. There is no required minimum subsequent investment amount. An account may be opened with a smaller amount as long as the $250,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?

The Fund offers two share classes: Institutional Shares and Institutional Service Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. Each share class has different expenses, which affect their performance. Contact your investment professional or call 1-800-341-7400 for more information concerning the other class.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to accounts for which financial institutions act in a fiduciary or agency capacity and to individuals, directly or through investment professionals.

When the Distributor receives marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

  Establish an account with the investment professional; and
  Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem Shares

You should redeem Shares:

  through an investment professional if you purchased Shares through an investment professional; or
  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

You may redeem Shares by simply calling the Fund at 1-800-341-7400. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed; and
  signatures of all shareholders exactly as registered.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days; or
  a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

Who Manages the Fund?

The Board of Directors governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 190 mutual funds and separate accounts, which totaled approximately $140 billion in assets as of December 31, 2000. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,800 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

THE FUND'S PORTFOLIO MANAGERS ARE:

Randall S. Bauer

Randall S. Bauer has been the Fund's Portfolio Manager since October 1998 and is the overall manager of the Fund. Mr. Bauer joined Federated in 1989 and has been a Portfolio Manager and a Vice President of the Fund's Adviser since 1994. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from Pennsylvania State University.

Robert E. Cauley

Robert E. Cauley has been the Fund's Portfolio Manager since October 1998 and manages the mortgage backed securities asset category for the Fund. Mr. Cauley joined Federated in 1996 as a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser and has been a Portfolio Manager since 1997. Mr. Cauley has been a Vice President of the Adviser since 1999. Mr. Cauley was a member of the Asset-Backed Structuring Group at Lehman Brothers Holding, Inc. from 1994 to 1996. Mr. Cauley earned his M.S.I.A., concentrating in Finance and Economics, from Carnegie Mellon University.

Paige Wilhelm

Paige Wilhelm has been the Fund's Portfolio Manager since October 1998 and manages the money market instruments category for the Fund. Ms. Wilhelm joined Federated in 1985 and has been a Vice President of the Fund's Adviser since January 1997. She served as an Assistant Vice President of the Fund's Adviser from July 1994 to December 1996 and as an Investment Analyst from July 1991 through June 1994. Ms. Wilhelm earned her M.B.A. from Duquesne University.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.60% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Financial Information

FINANCIAL HIGHLIGHTS

The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Reference is made to the Independent Auditors' Report on page 46.

Year Ended September 30	2001	2000 [1]
Net Asset Value, Beginning of Period	$1.96	$1.96
Income From Investment Operations:
Net investment income	0.13	0.08
Net realized and unrealized gain on investments and futures contracts	0.02	0.00 [2]

TOTAL FROM INVESTMENT OPERATIONS	0.15	0.08

Less Distributions:
Distributions from net investment income	(0.13)	(0.08)

Net Asset Value, End of Period	$1.98	$1.96

Total Return[3]	7.91%	4.40%

Ratios to Average Net Assets:

Expenses	0.35%	0.35%[4]

Net investment income	6.40%	7.37%[4]

Expense waiver/reimbursement[5]	0.70%	0.72%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$216,859	$48,736

Portfolio turnover	22%	43%

1 Reflects operations for the period from February 22, 2000 (date of initial public investment) to September 30, 2000.

2 Amount represents less than $0.01 per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

September 30, 2001

Principal Amount			Value
		ASSET-BACKED SECURITIES--52.0%
		Automotive--19.5%
$10,000,000		ANRC Auto Owner Trust 2001-A, Class A3, 3.76%, 10/17/2005	$10,034,400
6,000,000		Americredit Automobile Receivables Trust 2001-B, Class A4, 5.49%, 6/12/2008	6,235,054
5,000,000		Associates Automobile Receivables Trust 2000-2, Class A3, 6.82%, 2/15/2005	5,176,374
9,825,000		BMW Vehicle Lease Trust 2000-A, Class A4, 6.67%, 10/25/2003	10,333,837
6,000,000		BMW Vehicle Owner Trust 2001-A, Class A3, 4.70%, 3/25/2005	6,111,780
5,000,000		Chase Manhattan Auto Owner Trust 2001-A, Class A3, 4.67%, 8/15/2005	5,081,700
7,000,000		DaimlerChrysler Auto Trust 2001-B, Class A3, 4.85%, 6/6/2005	7,168,560
10,000,000		DaimlerChrysler Auto Trust 2001-C, Class A3, 4.17%, 7/6/2005	10,134,400
5,000,000		First Security Auto Owner Trust 2000-2, Class A3, 6.83%, 7/15/2004	5,162,650
258,173		Fleetwood Credit Corp. Grantor Trust 1993-B, Class A, 4.95%, 8/15/2008	258,141
4,000,000		Ford Credit Auto Owner Trust 2000-B, Class A4, 7.03%, 11/15/2003	4,085,800
42,999		Green Tree Recreational Equipment & Consumer Trust 1997-B, Class A1, 6.55%, 7/15/2028	45,306
1,112,531		Harley-Davidson Eaglemark Motorcycle Trust 1998-2, Class A2, 5.87%, 4/15/2004	1,133,091
1,899,191		Harley-Davidson Eaglemark Motorcycle Trust 1999-1, Class A4, 5.52%, 2/15/2005	1,929,768
5,000,000		Harley-Davidson Motorcycle Trust 2001-2, Class B, 4.51%, 6/15/2009	5,059,400
61,002		Household Automobile Revolving Trust I 1998-1, Class B1, 6.30%, 5/17/2005	62,458
2,099,131		Household Automotive Revolving Trust I 1999-1, Class A3, 6.33%, 6/17/2003	2,118,779
3,000,000		Isuzu Auto Owner Trust 2001-1, Class A3, 4.88%, 11/22/2004	3,059,100
5,000,000		Long Beach Auto Receivables Trust 2001-1, Class A3, 5.20%, 3/13/2006	5,142,200
2,549,552		MMCA Automobile Trust 1999-2, Class A2, 6.80%, 8/15/2003	2,586,469
5,000,000		MMCA Automobile Trust 2001-2, Class B, 5.75%, 6/15/2007	5,129,006
2,723,683		Mellon Auto Grantor Trust 2000-1, Class B, 7.43%, 10/15/2006	2,854,599
5,000,000		Navistar Financial Corp. Owner Trust 2000-B, Class A3, 6.67%, 11/15/2004	5,171,750
5,000,000		Navistar Financial Corp. Owner Trust 2001-A, Class A3, 4.99%, 8/15/2005	5,101,100
1,899,094		Nissan Auto Receivables Owner Trust 1999-A, Class A3, 6.47%, 9/15/2003	1,928,738
10,000,000		Nissan Auto Receivables Owner Trust 2001-C, Class A3, 4.31%, 5/16/2005	10,167,057
1,792,573		Toyota Auto Receivables Owner Trust 1999-A, Class C, 6.70%, 8/16/2004	1,823,442
5,000,000		Toyota Auto Receivables Owner Trust 2000-B, Class A3, 6.76%, 8/15/2004	5,169,300
15,000,000		Union Acceptance Corp. 2001-C, Class A3, 3.81%, 4/10/2006	15,088,950

		TOTAL	143,353,209

Principal Amount			Value
		ASSET-BACKED SECURITIES--continued
		Credit Card--6.7%
$4,000,000		ARRAN Master Trust 2000-C, Class C, 4.03%, 9/15/2007	$3,967,520
3,000,000	[1]	Circuit City Credit Card Master Trust 2000-1, Class CTF, 4.69%, 2/15/2006	3,012,090
3,750,000		Citibank Credit Card Issuance Trust 2000-C2, Class C2, 4.42%, 10/15/2007	3,745,725
9,000,000		Fingerhut Master Trust 1998-2, Class A, 6.23%, 2/15/2007	9,351,540
5,000,000		First Consumers Master Trust 2001-A, Class B, 6.68%, 9/15/2008	5,004,550
6,000,000		J.C. Penney Master Credit Card Trust E, Class A, 5.50%, 6/15/2007	6,221,880
2,000,000		MBNA Master Credit Card Trust 1997-F, Class A, 6.60%, 11/15/2004	2,056,160
4,000,000		MBNA Master Credit Card Trust 1999-I, Class A, 6.40%, 1/18/2005	4,121,320
2,750,000	[1]	MBNA Master Credit Card Trust 1999-K, Class C, 4.44%, 3/15/2005	2,753,437
4,000,000		MBNA Master Credit Card Trust 2001-C3, Class C3, 6.55%, 12/15/2008	4,151,880
5,000,000		Providian Master Trust 1999-2, Class A, 6.60%, 4/16/2007	5,172,300

		TOTAL	49,558,402

		Equipment Lease Contracts--2.7%
5,000,000		CIT Equipment Collateral 2000-2, Class A3, 6.84%, 6/20/2004	5,195,777
10,000,000		CIT Equipment Collateral 2001-A, Class A3, 4.32%, 5/20/2005	10,128,100
4,000,000	[1]	Copelco Capital Funding Corp. 2000-A, Class R1, 7.57%, 11/18/2005	4,219,960
588,999		Newcourt Equipment Trust Securities 1998-2, Class D, 7.21%, 9/15/2007	601,723

		TOTAL	20,145,560

		Home Equity Loan--16.5%
500,000		AMRESCO Residential Securities Mortgage Loan Trust 1996-1, Class A5, 7.05%, 4/25/2027	548,220
6,000,000		American Business Financial Services 2001-2, Class A3, 5.82%, 7/25/2016	6,165,000
5,000,000		Asset Backed Funding Certificate 2001-AQ1, Class A3, 5.75%, 4/20/2027	5,130,700
43,000,000		Asset Backed Securities Corp. Home Equity Loan Trust 2001-HE3, Class AIO, 6.50%, 11/15/2031	4,906,300
1,000,000		Chase Funding Mortgage Loan 1999-1, Class IIB, 6.33%, 6/25/2028	1,003,720
72,500,000		Chase Funding Mortgage Loan 2001-3, Class 2AI, 6.00%, 9/25/2002	3,941,825
20,000,000		Chase Funding Mortgage Loan 2001-3, Class IAI, 6.00%, 9/25/2002	1,087,400
415,979		Cityscape Home Equity Loan Trust 1997-1, Class A4, 7.23%, 3/25/2018	433,671
6,820,000		Conseco Finance 2000-B, Class AF3, 7.52%, 3/15/2020	7,168,276
6,000,000		Conseco Finance 2001-B, Class 1A3, 5.808%, 6/15/2032	6,197,580
165,162		ContiMortgage Home Equity Loan Trust 1994-4, Class A6, 8.27%, 12/15/2024	165,176
253,477		ContiMortgage Home Equity Loan Trust 1997-1, Class A7, 7.32%, 9/15/2021	259,698
6,000,000		Ditech Home Loan Owner Trust 1997-1, Class A4, 7.36%, 1/15/2024	6,369,840
242,074		EQCC Home Equity Loan Trust 1995-4, Class A4, 6.95%, 3/15/2012	247,477
Principal Amount			Value
		ASSET-BACKED SECURITIES--continued
		Home Equity Loan--continued
$1,100,000		EQCC Home Equity Loan Trust 1995-4, Class A5, 7.25%, 3/15/2026	$1,137,206
2,632,126		EQCC Home Equity Loan Trust 1997-2, Class A7, 6.89%, 2/15/2020	2,712,116
4,466,124		First Plus Home Loan Trust 1997-3, Class B2, 8.50%, 11/10/2023	4,432,628
6,000,000		First Plus Home Loan Trust 1997-4, Class A8, 7.31%, 9/11/2023	6,352,500
9,064,210		First Plus Home Loan Trust 1997-4, Class M1, 7.14%, 9/11/2023	9,453,881
500,000		GE Capital Mortgage Services, Inc. 1997-HE4, Class A5, 6.80%, 12/25/2017	514,275
1,000,000		Green Tree Home Equity Loan Trust 1999-A, Class A3, 5.98%, 4/15/2018	1,020,289
220,635		Green Tree Home Improvement Loan Trust 1995-C, Class B1, 7.20%, 7/15/2020	224,625
67,329		Green Tree Home Improvement Loan Trust 1997-E, Class HEA3, 6.61%, 1/15/2029	68,202
125,776		Headlands Home Equity Loan Trust 1998-2, Class A3, 6.67%, 12/15/2024	131,907
5,400,000		Indymac Home Equity Loan Asset-Backed Trust 1998-A, Class AF4, 6.31%, 10/25/2029	5,670,810
4,165,000		Indymac Home Equity Loan Asset-Backed Trust 2000-B, Class MV2, 4.63%, 6/25/2030	4,185,770
5,000,000		Indymac Home Equity Loan Asset-Backed Trust 2001-A, Class AF6, 6.537%, 11/25/2030	5,165,650
4,000,000		Long Beach Mortgage Loan Trust 2001-2, Class M3, 5.78%, 7/25/2031	3,986,972
3,000,000		Mellon Bank Home Equity Installment Loan 1997-1, Class A4, 6.84%, 7/25/2012	3,170,760
2,000,000		Mellon Bank Home Equity Installment Loan 1998-1, Class B, 6.95%, 3/25/2015	2,060,220
3,000,000		Mellon Bank Home Equity Installment Loan 1999-1, Class A2, 6.02%, 11/25/2013	3,100,140
799,250	[1,2]	Merrill Lynch Mortgage Investors, Inc. 1998-FF3, Class BB, 5.50%, 11/20/2029	719,325
201,650	[1]	NC Finance Trust 1999-1, Class D, 8.75%, 1/25/2029	188,039
2,644,403	[1]	Option One Mortgage Securities Corp. 1999-3, Class CTF, 10.80%, 12/26/2029	2,655,139
5,078,671	[1]	Option One Mortgage Securities Corp. 2001-3, Class CTF, 9.66%, 9/26/2031	5,083,445
3,066,000		Residential Funding Mortgage Securities II 1999-HS2, Class AI4, 6.34%, 7/25/2029	3,186,392
1,459,323	[1]	Saxon Asset Securities Trust 1998-1, Class BF2, 8.00%, 12/25/2027	1,376,331
78,000,000		Saxon Asset Securities Trust 2001-3, Class AIO, 6.25%, 2/25/2005	8,569,002
1,000,000		Sovereign Bank Home Equity Loan Trust 2000-1, Class A2, 6.96%, 2/25/2015	1,025,015
3,223		TMS Home Equity Trust 1996-B, Class A7, 7.55%, 2/15/2020	3,232
668,711		The Money Store Home Equity Trust 1992-D1, Class A2, 8.18%, 1/15/2008	668,919
17,243		The Money Store Home Equity Trust 1997-D, Class AV2, 6.49%, 10/15/2026	17,579
114,622		The Money Store Home Equity Trust 1998-B, Class AF4, 6.12%, 6/15/2021	115,603
500,000		UCFC Home Equity Loan 1997-C, Class A5, 6.88%, 9/15/2022	511,735

		TOTAL	121,132,590

Principal Amount			Value
		ASSET-BACKED SECURITIES--continued
		Manufactured Housing--4.5%
$3,000,000		Conseco Finance Securitization Corp. 2000-5, Class A2, 7.06%, 2/1/2032	$3,115,580
620,738		Green Tree Financial Corp. 1993-4, Class B1, 7.20%, 1/15/2019	635,242
63,169		Green Tree Financial Corp. 1994-5, Class A4, 7.95%, 11/15/2019	65,007
469,674		Green Tree Financial Corp. 1994-7, Class A6, 8.95%, 3/15/2020	514,547
250,000		Green Tree Financial Corp. 1995-3, Class B1, 7.85%, 8/15/2025	249,905
42,798		Green Tree Financial Corp. 1996-10, Class A4, 6.42%, 11/15/2028	42,917
4,250,000		Green Tree Financial Corp. 1996-3, Class A5, 7.35%, 5/15/2027	4,561,304
6,467,217		Green Tree Financial Corp. 1996-5, Class A6, 7.75%, 7/15/2027	7,020,905
500,000		Green Tree Financial Corp. 1997-3, Class B1, 7.51%, 7/15/2028	501,165
174,008		Green Tree Financial Corp. 1997-4, Class A4, 6.65%, 2/15/2029	177,670
1,500,000		Green Tree Financial Corp. 1997-4, Class B1, 7.23%, 2/15/2029	1,489,240
6,000,000		Green Tree Financial Corp. 1999-5, Class B1, 9.20%, 4/1/2031	6,183,590
381,291		Indymac Manufactured Housing Contract 1997-1, Class A3, 6.61%, 2/25/2028	386,563
4,000,000	[1]	Merit Securities Corp. 12, Class 1B, 7.98%, 7/28/2033	3,942,520
2,000,000		Merit Securities Corp. 13, Class A4, 7.88%, 12/28/2033	2,180,060
1,335,970		Vanderbilt Mortgage Finance 1994-A, Class A3, 8.00%, 7/10/2019	1,383,276
500,000		Vanderbilt Mortgage Finance 1999-A, Class 2B2, 6.18%, 6/7/2016	495,871

		TOTAL	32,945,362

		Other--2.1%
5,000,000		California Infrastructure & Economic Development Bank Special Purpose Trust SDG&E-1 1997-1, Class A6, 6.31%, 9/25/2008	5,290,600
3,500,000		Caterpillar Financial Asset Trust 2001-A, Class A3, 4.85%, 4/25/2007	3,589,251
3,846,225		Litigation Settlement Monetized Fee Trust 2001-1, Class A1, 8.33%, 4/25/2031	4,076,999
2,000,000		Tobacco Settlement Revenue Management Authority 2001-A, Class A, 7.67%, 5/15/2016	2,088,480

		TOTAL	15,045,330

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $375,009,645)	382,180,453

		COLLATERALIZED MORTGAGE OBLIGATIONS--6.0%
		Whole Loan--6.0%
723,831	[1]	Bayview Financial Acquisition Trust 1998-1, Class MII1, 7.52%, 5/25/2029	722,476
461,148	[1]	Bayview Financial Acquisition Trust 1998-1, Class MI1, 4.33%, 5/25/2029	439,677
602,655		Bear Stearns Mortgage Securities, Inc. 1996-8, Class B3, 8.00%, 11/25/2027	645,745
189,389		C-BASS ABS, LLC 1998-3, Class AF, 6.50%, 1/25/2033	197,578
2,837,814	[1]	C-BASS ABS, LLC 1999-3, Class B1, 7.31%, 2/3/2029	2,422,784
1,181,184		Countrywide Home Loans 1999-3, Class A3, 6.25%, 4/25/2029	1,196,302
1,158,827		Countrywide Home Loans 1999-5, Class A1, 6.75%, 5/25/2028	1,177,547
14,535		GE Capital Mortgage Services, Inc. 1994-27, Class A3, 6.50%, 7/25/2024	14,549
Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS--continued
		Whole Loan--continued
$6,878		GE Capital Mortgage Services, Inc. 1998-11, Class 1A1, 6.75%, 6/25/2028	$6,874
3,871,576		Government National Mortgage Association, 1998-1, Class PG, 7.00%, 7/20/2024	416,311
5,730,030		Government National Mortgage Association, 2001-13, Class PV, 6.50%, 7/20/2027	913,805
644,925		Greenwich Capital Acceptance 1994-C, Class B1, 6.66%, 1/25/2025	643,302
2,200,000		Homeside Mortgage Securities, Inc. 1998-1, Class A2, 6.75%, 2/25/2028	2,238,269
100,000	[1]	Mellon Residential Funding Corp. 1998-TBC1, Class B4, 6.61%, 10/25/2028	80,766
493,001		Norwest Asset Securities Corp. 1998-2, Class A1, 6.50%, 2/25/2028	499,736
2,518,434		PNC Mortgage Securities Corp. 1999-5 2A1, Class 2A1, 6.75%, 7/25/2029	2,572,385
387,495	[1]	Resecuritization Mortgage Trust 1998-A, Class B3, 7.83%, 10/26/2023	309,511
1,000,000		Residential Accredit Loans, Inc. 1997-QS12, Class A6, 7.25%, 11/25/2027	1,022,870
28,076		Residential Accredit Loans, Inc. 1998-QS14, Class A1, 6.75%, 10/25/2028	28,150
3,490,368		Residential Accredit Loans, Inc. 1998-QS14, Class A2, 6.50%, 10/25/2028	3,545,411
5,576,310		Residential Asset Securitization Trust 1997-A3, Class A13, 6.92%, 5/25/2027	5,896,391
101,007		Residential Asset Securitization Trust 1998-A12, Class A1, 6.75%, 11/25/2028	101,399
303,864		Residential Asset Securitization Trust 1998-A5, Class A1, 6.75%, 6/25/2028	305,339
280,125		Residential Asset Securitization Trust 1998-A6, Class IA7, 6.75%, 7/25/2028	281,042
1,115,661		Residential Funding Mortgage Securities I 1994-S13, Class M1, 7.00%, 5/25/2024	1,160,310
775,981		Residential Funding Mortgage Securities I 1995-S4, Class M1, 8.00%, 4/25/2010	817,783
1,396,302		Residential Funding Mortgage Securities I 1996-S1, Class A11, 7.10%, 1/25/2026	1,441,905
473,462		Residential Funding Mortgage Securities I 1996-S25, Class M3, 7.75%, 12/25/2026	507,324
4,387,025		Structured Asset Securities Corp. 1999-ALS2, Class A2, 6.75%, 7/25/2029	4,484,885
9,730,000		Structured Asset Securities Corp. 2001-11, Class 1A2, 5.75%, 8/25/2031	9,948,925

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $42,984,178)	44,039,351

		CORPORATE BONDS--16.4%
		Automotive--1.0%
4,750,000		Delphi Auto Systems Corp., Note, 6.13%, 5/1/2004	4,852,220
2,500,000		Hertz Corp., Jr. Sub. Note, 7.00%, 7/15/2003	2,595,300

		TOTAL	7,447,520

		Banking--0.8%
5,500,000		Osprey Trust, Sr. Secd. Note, 8.31%, 1/15/2003	5,714,390

Principal Amount			Value
		CORPORATE BONDS--continued
		Beverage & Tobacco--0.2%
$1,000,000		Philip Morris Cos., Inc., Deb., 8.25%, 10/15/2003	$1,078,550

		Broadcast Radio & TV--0.7%
5,000,000		Clear Channel Communications, Inc., Sr. Note, 7.25%, 9/15/2003	5,249,100

		Ecological Services & Equipment--0.6%
1,325,000		USA Waste Services, Inc., Sr. Note, 6.50%, 12/15/2002	1,358,258
3,000,000		WMX Technologies, Inc., Unsecd. Note, 6.38%, 12/1/2003	3,094,020

		TOTAL	4,452,278

		Electronics--0.3%
2,000,000		Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003	2,109,000

		Finance - Automotive--1.4%
3,000,000		DaimlerChrysler AG, Company Guarantee 7.75%, 6/15/2005	3,185,100
2,000,000		Ford Motor Credit Co., Sr. Note, 5.75%, 2/23/2004	2,014,600
2,000,000		Ford Motor Credit Co., Unsecd. Note, 7.75%, 11/15/2002	2,080,720
3,000,000		General Motors Acceptance Corp., Note, 5.80%, 3/12/2003	3,071,850

		TOTAL	10,352,270

		Finance - Retail--0.7%
3,000,000		Banco Latinoamericano SA, Note, 7.20%, 5/15/2002	3,014,882
2,000,000		Wells Fargo & Co., Note, 6.50%, 9/3/2002	2,061,780

		TOTAL	5,076,662

		Financial Intermediaries--0.9%
1,000,000		Lehman Brothers, Inc., Sr. Sub. Note, 7.00%, 10/1/2002	1,034,120
5,000,000		Salomon Smith Barney Holdings, Inc., Note, 7.00%, 3/15/2004	5,338,100

		TOTAL	6,372,220

		Financial Services--0.7%
5,000,000		Heller Financial, Inc., Bond, 6.40%, 1/15/2003	5,189,050

		Food & Drug Retailers--1.1%
5,000,000		Albertsons, Inc., Sr. Note, 6.55%, 8/1/2004	5,262,750
2,925,000		Meyer (Fred), Inc., Sr. Note, 7.38%, 3/1/2005	3,139,255

		TOTAL	8,402,005

		Forest Products--0.5%
4,000,000		Fort James Corp., Note, 6.70%, 11/15/2003	4,036,920

		Oil & Gas--0.7%
5,000,000		WCG Note Trust, Sr. Note (Series 144A), 8.25%, 3/15/2004	5,133,550

Principal Amount			Value
		CORPORATE BONDS--continued
		Printing & Publishing--0.8%
$4,000,000		News America Holdings, Inc., Deb.,10.125%, 10/15/2012	$4,428,080
1,100,000		News America Holdings, Inc., Sr. Note, 8.63%, 2/1/2003	1,164,437

		TOTAL	5,592,517

		Real Estate--0.3%
2,320,000		EOP Operating LP, Sr. Note, 6.38%, 2/15/2003	2,391,456

		Telecommunications & Cellular--3.6%
5,000,000		Citizens Utilities Co., Deb., 6.80%, 8/15/2026	5,126,850
8,000,000		Intermedia Communications, Inc., Sr. Disc. Note, 12.25%, 3/1/2009	6,980,000
2,000,000		MetroNet Communications Corp., Sr. Note, 12.00%, 8/15/2007	1,562,500
3,000,000	[1]	Qwest Capital Funding, Note, 5.88%, 8/3/2004	3,048,900
5,000,000		Sprint Capital Corp., Company Guarantee, 5.88%, 5/1/2004	5,039,150
1,500,000		Sprint Capital Corp., Company Guarantee, 7.63%, 6/10/2002	1,538,040
3,000,000		U.S. West Communications, Inc., Note, 7.20%, 11/1/2004	3,118,950

		TOTAL	26,414,390

		Utilities--2.1%
3,000,000		Ohio Power Co., Note, 7.00%, 7/1/2004	3,173,940
2,000,000		Pennsylvania Power & Light Co., Note, 7.70%, 11/15/2002	2,074,060
5,000,000		Petacalco Topolobampo Trust, Note, 8.13%, 12/15/2003	5,234,845
5,000,000	[1]	Potomac Capital Investment Corp., Medium Term Note, 7.55%, 11/19/2001	5,025,100

		TOTAL	15,507,945

		TOTAL CORPORATE BONDS (IDENTIFIED COST $119,417,673)	120,519,823

		U.S. GOVERNMENT AGENCIES--4.2%
9,055,076		Federal Home Loan Mortgage Corp. (Series 2337), Class PI, 6.50%, 3/15/2021	1,375,285
10,276,923		Federal Home Loan Mortgage Corp. (Series 2346), Class PI, 6.50%, 3/15/2011	1,418,626
13,084,912		Federal National Mortgage Association, Pool 456622, 5.50%, 1/1/2014	13,191,162
10,596,236		Federal National Mortgage Association (Series 1998-73), Class A, 6.50%, 1/25/2029	10,892,931
1,395,654		Federal National Mortgage Association (Series 2000-6), Class SL, 24.10%, 3/25/2030	1,426,959
12,011,366		Federal National Mortgage Association (Series 302), Class 2, 6.00%, 6/1/2029	2,815,224

		TOTAL U.S. GOVERNMENT AGENCIES (IDENTIFIED COST $30,807,054)	31,120,187

Principal Amount or Shares			Value
		U.S. TREASURY--6.5%
		Treasury Securities--6.5%
$46,577,140		U.S. Treasury Inflation Indexed Note Series J-2002, 3.625% 7/15/2002 (identified cost $47,322,066)	$47,385,253

		PREFERRED STOCK--0.2%
		Telecommunications & Cellular--0.2%
50,000		TCI Communications Financing I TR Originated Securities (identified cost $1,310,000)	1,227,000

		MUTUAL FUNDS--14.5%
4,445,617		High Yield Bond Portfolio	28,318,579
78,511,205		Prime Value Obligations Fund, Class IS	78,511,205

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $109,791,758)	106,829,784

		TOTAL INVESTMENTS (IDENTIFIED COST $726,642,374)[3]	$733,301,851

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At September 30, 2001, these securities amounted to $35,999,500 which represents 4.9% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $719,325 which represents 0.1% of net assets.

2 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Directors.

3 The cost of investments for federal tax purposes amounts to $726,830,804. The net unrealized appreciation of investments on a federal tax basis amounts to $6,471,047 which is comprised of $11,203,711 appreciation and $4,732,664 depreciation at September 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($734,800,216) at September 30, 2001.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2001

Assets:
Total investments in securities, at value (identified cost $726,642,374)		$733,301,851
Income receivable		4,097,020
Receivable for shares sold		12,742,702
Receivable for daily variation margin		758,808

TOTAL ASSETS		750,900,381

Liabilities:
Payable for investments purchased	$12,729,405
Payable for shares redeemed	1,987,164
Income distribution payable	1,092,588
Accrued expenses	291,008

TOTAL LIABILITIES		16,100,165

Net assets for 371,164,847 shares outstanding		$734,800,216

Net Assets Consist of:
Paid in capital		$735,330,991
Net unrealized appreciation of investments and futures contracts		3,788,540
Accumulated net realized loss on investments and futures contracts		(4,354,572)
Undistributed net investment income		35,257

TOTAL NET ASSETS		$734,800,216

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$216,858,910 ÷ 109,523,557 shares outstanding		$1.98

Institutional Service Shares:
$517,941,306 ÷ 261,641,290 shares outstanding		$1.98

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended September 30, 2001

Investment Income:
Dividends			$1,409,689
Interest			20,051,795

TOTAL INCOME			21,461,484

Expenses:
Investment adviser fee		$1,900,254
Administrative personnel and services fee		238,481
Custodian fees		32,740
Transfer and dividend disbursing agent fees and expenses		60,599
Directors'/Trustees' fees		4,672
Auditing fees		9,987
Legal fees		1,958
Portfolio accounting fees		90,349
Distribution services fee--Institutional Service Shares		576,780
Shareholder services fee--Institutional Shares		214,993
Shareholder services fee--Institutional Service Shares		576,780
Share registration costs		142,372
Printing and postage		29,944
Insurance premiums		1,789
Taxes		24,344
Miscellaneous		5,170

TOTAL EXPENSES		3,911,212

Waivers and Reimbursement:
Waiver of investment adviser fee	$(1,426,361)
Waiver of distribution services fee--Institutional Service Shares	(115,356)
Waiver of shareholder services fee--Institutional Shares	(214,993)
Reimbursement of investment adviser fee	(2,816)

TOTAL WAIVERS AND REIMBURSEMENT		(1,759,526)

Net expenses			2,151,686

Net investment income			19,309,798

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(981,912)
Net realized loss on futures contracts			(2,043,536)
Net change in unrealized depreciation of investments and futures contracts			6,812,467

Net realized and unrealized gain on investments and futures contracts			3,787,019

Change in net assets resulting from operations			$23,096,817

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended September 30	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$19,309,798	$13,702,779
Net realized loss on investments and futures contracts	(3,025,448)	(1,191,892)
Net change in unrealized appreciation (depreciation) of investments and futures contracts	6,812,467	(827,989)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	23,096,817	11,682,898

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(5,539,933)	(534,143)
Institutional Service Shares	(13,934,652)	(13,052,092)
Distributions from net realized gain on investments and futures contracts
Institutional Service Shares	--	(507,288)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(19,474,585)	(14,093,523)

Share Transactions:
Proceeds from sale of shares	849,733,750	334,234,163
Net asset value of shares issued to shareholders in payment of distributions declared	12,046,182	8,463,799
Cost of shares redeemed	(358,019,837)	(308,900,965)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	503,760,095	33,796,997

Change in net assets	507,382,327	31,386,372

Net Assets:
Beginning of period	227,417,889	196,031,517

End of period (including undistributed net investment income of $35,257 and $200,044, respectively)	$734,800,216	$227,417,889

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

September 30, 2001

ORGANIZATION

Federated Total Return Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Ultrashort Bond Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide total return consistent with current income.

Effective February 22, 2000, the Fund began offering Institutional Shares in addition to the Institutional Service Shares previously offered.

On August 20, 1998, the Board of Directors (the "Directors") declared a stock split. The stock split was affected in the form of a dividend payable in shares of the Fund on October 21, 1998. The dividend consisted of 5.08 shares for one (1) share in order to establish a $2.00 per share net asset value. Per share data prior to October 21, 1998 has been restated to give effect to the split.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, and other fixed income and asset backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At September 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $1,707,405, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the code, such capital loss carryforward will expire in 2009.

Net capital losses of $5,329,678 attributable to security transactions incurred after October 31, 2000 are treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield, and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash, U.S. government securities or other liquid securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the year ended September 30, 2001, the Fund had realized losses of $2,043,536 on futures contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At September 30, 2001, the Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Deliver/Receive	Position	Unrealized Depreciation
December 2001	50 U.S. Treasury Note 2-Year Futures	Short	$ (137,500)

December 2001	150 U.S. Treasury Note 5-Year Futures	Short	(318,281)

December 2001	250 U.S. Treasury Note 10-Year Futures	Short	(498,906)

September 2002	150 Eurodollar Futures	Short	(1,451,875)

September 2003	100 Eurodollar Futures	Short	(464,375)

NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS			$(2,870,937)

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Additional information on each restricted security held at September 30, 2001 is as follows:

Security	Acquisition Date	Acquisition Cost
Bayview Financial Acquisition Trust 1998-1, Class MI1, 4.33%, 5/25/2029	06/06/2000	$ 435,785

Bayview Financial Acquisition Trust 1998-1, Class MII1, 7.52%, 5/25/2029	12/08/1998	722,248

C-BASS ABS, LLC 1999-3, Class B1, 7.31%, 2/3/2029	07/09/1999	2,323,017

Circuit City Credit Card Master Trust 2000-1, Class CTF, 4.69%, 2/15/2006	02/23/2000	3,000,000

Copelco Capital Funding Corp. 2000-A, Class R1, 7.57%, 11/18/2005	04/14/2000	3,999,048

MBNA Master Credit Card Trust 1999-K, Class C, 4.44%, 3/15/2005	10/22/1999	2,750,000

Mellon Residential Funding Corp. 1998-TBC1, Class B4, 6.61%, 10/25/2028	12/16/1998	94,324

Merit Securities Corp. 12, Class 1B, 7.98%, 7/28/2033	05/18/1999	3,938,150

NC Finance Trust 1999-1, Class D, 8.75%, 1/25/2029	02/23/1999	200,676

Option One Mortgage Securities Corp. 1999-3, Class CTF, 10.80%, 12/26/2029	11/10/1999-03/08/2001	2,651,889

Option One Mortgage Securities Corp. 2001-3, Class CTF, 9.66%, 9/26/2031	08/15/2001	5,078,219

Potomac Capital Investment Corp., Medium Term Note, 7.55%, 11/19/2001	11/12/1999	5,000,000

Qwest Capital Funding, Note, 5.88%, 8/3/2004	07/25/2001	2,997,600

Resecuritization Mortgage Trust 1998-A, Class B3, 7.83%, 10/26/2023	02/12/1999	333,851

Saxon Asset Securities Trust 1998-1, Class BF2, 8.00%, 12/25/2027	05/21/1999	1,373,739

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Institutional Shares	1,000,000,000

Institutional Service Shares	1,000,000,000

TOTAL	2,000,000,000

Transactions in capital stock were as follows:

	Year Ended 9/30/2001		Period Ended 9/30/2000[1]
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	113,681,957	$224,448,464	26,215,389	$51,362,056
Shares issued to shareholders in payment of distributions declared	1,820,060	3,589,674	213,695	418,156
Shares redeemed	(30,853,117)	(60,914,573)	(1,554,427)	(3,039,626)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	84,648,900	$167,123,565	24,874,657	$48,740,586

	Year Ended 9/30/2000		Year Ended 9/30/2000
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	316,823,030	$625,285,286	144,009,760	$282,872,107
Shares issued to shareholders in payment of distributions declared	4,286,038	8,456,508	4,100,413	8,045,643
Shares redeemed	(150,716,885)	(297,105,264)	(155,833,785)	(305,861,339)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	170,392,183	$336,636,530	(7,723,612)	$(14,943,589)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	255,041,083	$503,760,095	17,151,045	$33,796,997

1 Reflects operations for the period from February 22, 2000 (date of initial public investment) to September 30, 2000.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Share, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntarily waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended September 30, 2001, were as follows:

Purchases	$468,846,199

Sales	$ 66,742,285

Purchases and sales of long-term U.S. government securities for the year ended September 30, 2001, were as follows:

Purchases	$40,759,003

Sales	$ 860

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2001, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE DIRECTORS OF FEDERATED TOTAL RETURN SERIES, INC. AND SHAREHOLDERS OF FEDERATED ULTRASHORT BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Ultrashort Bond Fund (the "Fund") as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years in the period then ended and the financial highlights for the periods presented. These financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Ultrashort Bond Fund at September 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
November 9, 2001

A Statement of Additional Information (SAI) dated November 30, 2001, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi- Annual Reports to shareholders as they become available. The Annual Report's Management Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying charges.

Federated
World-Class Investment Manager
Federated Ultrashort Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Investment Company Act File No. 811-7115

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Cusip 31428Q879

25145 (11/01)

Federated Investors
World-Class Investment Manager

Federated Ultrashort Bond Fund

A Portfolio of Federated Total Return Series, Inc.

PROSPECTUS

November 30, 2001

INSTITUTIONAL SERVICE SHARES

A mutual fund seeking to provide total return consistent with current income by investing primarily in a diversified portfolio of investment grade debt securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 4

What are the Fund's Investment Strategies? 5

What are the Principal Securities in Which the Fund Invests? 8

What are the Specific Risks of Investing in the Fund? 14

What Do Shares Cost? 17

How is the Fund Sold? 18

How to Purchase Shares 19

How to Redeem Shares 21

Account and Share Information 23

Who Manages the Fund? 25

Financial Information 26

Independent Auditors' Report 47

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide total return consistent with current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

The Fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that income will comprise the largest component of its total return.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in a diversified portfolio of domestic and foreign investment grade fixed income securities. The Fund's investment adviser ("Adviser') seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the sector that the Adviser expects to offer the best balance between total return and risk.

Although the value of the Fund's shares will fluctuate, the Adviser will seek to manage the magnitude of fluctuation by limiting the Fund's dollar weighted average modified duration to one year or less. Duration measures the price sensitivity of a fixed income security to changes in interest rates. The Fund may use futures, options and interest rate swaps in an effort to maintain the Fund's targeted duration.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed income securities generally fall when interest rates rise.
  Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities due to the potential prepayment of higher interest mortgages.
  Call Risks. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.
  Liquidity Risks. The noninvestment grade securities and collateralized mortgage obligations (CMOs) in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks Associated with Noninvestment Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment grade securities.
  Leverage Risks. Certain investments may expose the Fund to a level of risk that exceeds the amount invested. Changes in the value of such investments magnify the Fund's risk of loss and potential for gain.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-end basis.

The Fund's Institutional Service Shares are not sold subject to a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Institutional Service Shares total return for the nine-month period from January 1, 2001 to September 30, 2001 was 5.09%.

Within the periods shown in the Chart, the Fund's Institutional Service Shares highest quarterly return was 2.30% (quarter ended September 30, 1998). Its lowest quarterly return was 0.54% (quarter ended June 30, 1999).

Average Annual Total Return Table

The following table represents the Fund's Institutional Service Shares Average Annual Total Returns for the calendar period ended December 31, 2000. The table shows the Fund's Institutional Service Shares total returns averaged over a period of years relative to the Merrill Lynch 1-Year Treasury Bill Index ("ML1T"), a broad-based market index tracking 1-year U.S. government securities. Total returns for the index shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

Calendar Period	Fund	ML1T
1 Year	6.88%	6.77%
Start of Performance[1]	6.50%	5.65%

1 The Fund's Institutional Service Shares start of performance date was May 31, 1997.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

What are the Fund's Fees and Expenses?

FEDERATED ULTRASHORT BOND FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund's Institutional Service Shares.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.60%
Distribution (12b-1) Fee[3]	0.25%
Shareholder Services Fee	0.25%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.30%

1 Although not contractually obligated to do so, the Adviser and distributor waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended September 30, 2001.

Total Waivers of Fund Expenses	0.50%
Total Actual Annual Fund Operating Expenses (after waivers)	0.80%

2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee the paid by the Fund (after the voluntary waiver) was 0.15% for the fiscal year ended September 30, 2001.

3 A portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.20% for the fiscal year ended September 30, 2001.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Institutional Service Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Service Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Service Shares operating expenses arebefore waivers as estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$ 132

3 Years	$ 412

5 Years	$ 713

10 Years	$1,568

What are the Fund's Investment Strategies?

The Fund invests in a diversified portfolio of domestic fixed income securities. The Fund's Adviser actively manages the Fund's portfolio seeking to limit fluctuation in the Fund's share price due to changes in market interest rates while selecting investments that should offer enhanced returns based upon the Adviser's credit analysis. The Adviser limits fluctuation in the Fund's share price by limiting the dollar-weighted average modified duration of the Fund's portfolio to one year or less. The Adviser then seeks higher returns through security selection than are possible in a portfolio limited exclusively to very high credit quality securities. The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit- quality constraints) designed to enable money market funds to maintain a stable share price. A description of the various types of securities in which the Fund invests, and their risks, immediately follows this section.

The Fund invests primarily in investment grade fixed income securities. Investment grade securities are those rated BBB or higher by a nationally recognized statistical rating organization (NRSRO) or, if the securities are unrated, if they are deemed to be of equal quality by the Adviser. The Adviser attempts to select securities offering attractive risk-adjusted yields over comparable Treasury securities. Corporate and asset backed securities offer higher yields compared to Treasury securities to compensate for their additional risks, such as credit risk. Mortgage backed securities, which usually have nominal credit risk, have higher yields due to their risk that the principal will be repaid faster than expected if the underlying mortgages are prepaid. In selecting securities, the Adviser seeks the higher relative returns of corporate and asset backed (including mortgage backed) securities, while attempting to limit or manage their additional credit or prepayment risks.

The Adviser's investment process first allocates the Fund's portfolio among fixed income sectors. The Adviser makes a greater allocation of the Fund's portfolio to those sectors that the Adviser expects to offer the best balance between current income and risk and thus offers the greatest potential for return. The allocation process is based on the Adviser's continuing analysis of a variety of economic and market indicators in order to arrive at what the Adviser believes the yield "spread" should be of each security type. (The spread is the difference between the yield of a security versus the yield of a comparable U.S. Treasury security.)

Securities are selected by weighing projected spreads against the spreads at which the securities can currently be purchased. The Adviser also analyzes the prepayment risks and credit risks of individual securities in order to complete the analysis.

The Adviser attempts to manage the Fund's prepayment risk by selecting mortgage backed securities with characteristics that make prepayment fluctuations less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying loans and the federal agencies (if any) that support the loans. The Adviser attempts to assess the relative returns and risks for mortgage backed securities by analyzing how the timing, amount and division of cash flows might change in response to changing economic and market conditions.

The Adviser attempts to manage the Fund's credit risk by selecting securities that make default in the payment of principal and interest less likely. The Adviser analyzes a variety of factors, including macroeconomic analysis and corporate earnings analysis to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed income securities, the Adviser analyzes the issuer's business, competitive position, and general financial condition to assess whether the security's credit risk is commensurate with its potential return. In order to enhance returns, the Adviser may purchase lower rated securities, including non-investment grade securities, that provide better returns than investment grade securities, and foreign securities that provide better returns than domestic securities. There is no assurance that the Adviser's efforts to enhance returns will be successful.

Within the Fund's one-year portfolio duration constraint, the Adviser may further manage interest rate risk by lengthening or shortening duration from time-to-time based on its interest rate outlook. If the Adviser expects interest rates to decline, it will generally lengthen the Fund's duration, and if the Adviser expects interest rates to increase, it will generally shorten the Fund's duration. Because the Fund will typically invest in fixed income securities with remaining maturities greater than one year, the Fund will use futures contracts and interest rate swaps to maintain the Fund's targeted duration. The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions in analyzing a variety of factors, such as:

  current and expected U.S. growth;
  current and expected interest rates and inflation;
  the U.S. Federal Reserve Board's monetary policy; and
  changes in the supply of or demand for U.S. government securities.

There is no assurance that the Adviser's efforts to forecast market interest rates and assess the impact of market interest rates on particular securities will be successful.

Because the Fund refers to fixed income securities in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed income securities.

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivatives contracts that cover a narrow range of circumstances; or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions may not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

What are the Principal Securities in Which the Fund Invests?

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the principal types of fixed income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass- through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

SEQUENTIAL CMOS

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

Privately Issued Mortgage Backed Securities

Privately issued mortgage securities (including privately issued CMOs) are issued by private entities, rather than U.S. government agencies. These securities involve credit risks and liquidity risks. The Fund may invest in privately issued mortgage backed securities that are rated BBB or higher by an NRSRO.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset backed securities have prepayment risks.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

The Fund may buy and sell the following types of futures contracts: financial futures, foreign currency forward contracts, and futures on securities indices.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names.

INTEREST RATE SWAPS

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period.

INVESTMENT RATINGS FOR NON-INVESTMENT GRADE SECURITIES

Non-investment grade securities, also known as junk bonds, are rated below BBB by a NRSRO. These bonds have greater market, credit and liquidity risks than investment grade securities.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

PREPAYMENT AND CALL RISKS

Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

LIQUIDITY RISKS

Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange- traded contracts.

RISKS ASSOCIATED WITH NON-INVESTMENT GRADE SECURITIES

Securities rated below investment grade generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

LEVERAGE RISKS

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

What Do Shares Cost?

You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in the prospectus) it is processed at the next calculated net asset value (NAV).

From time to time the Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of the Fund's assets may change on days you cannot purchase or redeem Shares. The Fund does not charge a front- end sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund generally values fixed income securities at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service.

The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated" and "Institutional Service Shares."

The required minimum initial investment for Fund Shares is $25,000. There is no required minimum subsequent investment amount. An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?

The Fund offers two share classes: Institutional Shares and Institutional Service Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Service Shares. Each share class has different expenses, which affect their performance. Contact your investment professional or call 1-800-341-7400 for more information concerning the other class.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions and to individuals, directly or through investment professionals.

When the Distributor receives marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Institutional Service Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

  Establish an account with the investment professional; and
  Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem Shares

You should redeem Shares:

  through an investment professional if you purchased Shares through an investment professional; or
  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

You may redeem Shares by simply calling the Fund at 1-800-341-7400. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed; and
  signatures of all shareholders exactly as registered.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days; or
  a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

Who Manages the Fund?

The Board of Directors governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 190 mutual funds and separate accounts, which totaled approximately $140 billion in assets as of December 31, 2000. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,800 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

THE FUND'S PORTFOLIO MANAGERS ARE:

Randall S. Bauer

Randall S. Bauer has been the Fund's Portfolio Manager since October 1998 and is the overall manager of the Fund. Mr. Bauer joined Federated in 1989 and has been a Portfolio Manager and a Vice President of the Fund's Adviser since 1994. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from Pennsylvania State University.

Robert E. Cauley

Robert E. Cauley has been the Fund's Portfolio Manager since October 1998 and manages the mortgage backed securities asset category for the Fund. Mr. Cauley joined Federated in 1996 as a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser and has been a Portfolio Manager since 1997. Mr. Cauley has been a Vice President of the Adviser since 1999. Mr. Cauley was a member of the Asset-Backed Structuring Group at Lehman Brothers Holding, Inc. from 1994 to 1996. Mr. Cauley earned his M.S.I.A., concentrating in Finance and Economics, from Carnegie Mellon University.

Paige Wilhelm

Paige Wilhelm has been the Fund's Portfolio Manager since October 1998 and manages the money market instruments category for the Fund. Ms. Wilhelm joined Federated in 1985 and has been a Vice President of the Fund's Adviser since January 1997. She served as an Assistant Vice President of the Fund's Adviser from July 1994 to December 1996 and as an Investment Analyst from July 1991 through June 1994. Ms. Wilhelm earned her M.B.A. from Duquesne University.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.60% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Financial Information

The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Reference is made to the Independent Auditors' Report, on page 47.

	Year Ended September 30,			Period Ended
	2001	2000	1999 [1]	9/30/1998 [2,3]
Net Asset Value, Beginning of Period:	$1.96	$1.98	$2.00	$1.99
Income From Investment Operations:
Net investment income	0.12	0.13	0.12 [4]	0.10
Net realized and unrealized gain (loss) on investments and futures contracts	0.02	(0.02)	0.01 [5]	0.03

TOTAL FROM INVESTMENT OPERATIONS	0.14	0.11	0.13	0.13

Less Distributions:
Distributions from net investment income	(0.12)	(0.13)	(0.15)	(0.11)
Distributions from net realized gain on investments and futures contracts	--	(0.00)[6]	--	(0.01)

TOTAL DISTRIBUTIONS	(0.12)	(0.13)	(0.15)	(0.12)

Net Asset Value, End of Period	$1.98	$1.96	$1.98	$2.00

Total Return[7]	7.43%	5.95%	5.32%	6.75%

Ratios to Average Net Assets:

Expenses	0.80%	0.80%	0.77%	0.56%[8]

Net investment income	5.99%	6.61%	6.36%	5.18%[8]

Expense waiver/reimbursement[9]	0.50%	0.38%	0.49%	6.83%[8]

Supplemental Data:

Net assets, end of period (000 omitted)	$517,941	$178,682	$196,032	$100

Portfolio turnover	22%	43%	20%	501%

1 Beginning with the year ended September 30, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from October 3, 1997 (date of initial public investment) to September 30, 1998.

3 Per share amounts have been restated to reflect a share dividend as disclosed in the Notes.

4 Per share amount is based on the average number of shares outstanding.

5 The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized loss on investments and futures contracts for the year ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

6 Amount represents less than $(0.01) per share.

7 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

8 Computed on an annualized basis.

9 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

September 30, 2001

Principal Amount			Value
		ASSET-BACKED SECURITIES--52.0%
		Automotive--19.5%
$10,000,000		ANRC Auto Owner Trust 2001-A, Class A3, 3.76%, 10/17/2005	$10,034,400
6,000,000		Americredit Automobile Receivables Trust 2001-B, Class A4, 5.49%, 6/12/2008	6,235,054
5,000,000		Associates Automobile Receivables Trust 2000-2, Class A3, 6.82%, 2/15/2005	5,176,374
9,825,000		BMW Vehicle Lease Trust 2000-A, Class A4, 6.67%, 10/25/2003	10,333,837
6,000,000		BMW Vehicle Owner Trust 2001-A, Class A3, 4.70%, 3/25/2005	6,111,780
5,000,000		Chase Manhattan Auto Owner Trust 2001-A, Class A3, 4.67%, 8/15/2005	5,081,700
7,000,000		DaimlerChrysler Auto Trust 2001-B, Class A3, 4.85%, 6/6/2005	7,168,560
10,000,000		DaimlerChrysler Auto Trust 2001-C, Class A3, 4.17%, 7/6/2005	10,134,400
5,000,000		First Security Auto Owner Trust 2000-2, Class A3, 6.83%, 7/15/2004	5,162,650
258,173		Fleetwood Credit Corp. Grantor Trust 1993-B, Class A, 4.95%, 8/15/2008	258,141
4,000,000		Ford Credit Auto Owner Trust 2000-B, Class A4, 7.03%, 11/15/2003	4,085,800
42,999		Green Tree Recreational Equipment & Consumer Trust 1997-B, Class A1, 6.55%, 7/15/2028	45,306
1,112,531		Harley-Davidson Eaglemark Motorcycle Trust 1998-2, Class A2, 5.87%, 4/15/2004	1,133,091
1,899,191		Harley-Davidson Eaglemark Motorcycle Trust 1999-1, Class A4, 5.52%, 2/15/2005	1,929,768
5,000,000		Harley-Davidson Motorcycle Trust 2001-2, Class B, 4.51%, 6/15/2009	5,059,400
61,002		Household Automobile Revolving Trust I 1998-1, Class B1, 6.30%, 5/17/2005	62,458
2,099,131		Household Automotive Revolving Trust I 1999-1, Class A3, 6.33%, 6/17/2003	2,118,779
3,000,000		Isuzu Auto Owner Trust 2001-1, Class A3, 4.88%, 11/22/2004	3,059,100
5,000,000		Long Beach Auto Receivables Trust 2001-1, Class A3, 5.20%, 3/13/2006	5,142,200
2,549,552		MMCA Automobile Trust 1999-2, Class A2, 6.80%, 8/15/2003	2,586,469
5,000,000		MMCA Automobile Trust 2001-2, Class B, 5.75%, 6/15/2007	5,129,006
2,723,683		Mellon Auto Grantor Trust 2000-1, Class B, 7.43%, 10/15/2006	2,854,599
5,000,000		Navistar Financial Corp. Owner Trust 2000-B, Class A3, 6.67%, 11/15/2004	5,171,750
5,000,000		Navistar Financial Corp. Owner Trust 2001-A, Class A3, 4.99%, 8/15/2005	5,101,100
1,899,094		Nissan Auto Receivables Owner Trust 1999-A, Class A3, 6.47%, 9/15/2003	1,928,738
10,000,000		Nissan Auto Receivables Owner Trust 2001-C, Class A3, 4.31%, 5/16/2005	10,167,057
1,792,573		Toyota Auto Receivables Owner Trust 1999-A, Class C, 6.70%, 8/16/2004	1,823,442
5,000,000		Toyota Auto Receivables Owner Trust 2000-B, Class A3, 6.76%, 8/15/2004	5,169,300
15,000,000		Union Acceptance Corp. 2001-C, Class A3, 3.81%, 4/10/2006	15,088,950

		TOTAL	143,353,209

Principal Amount			Value
		ASSET-BACKED SECURITIES--continued
		Credit Card--6.7%
$4,000,000		ARRAN Master Trust 2000-C, Class C, 4.03%, 9/15/2007	$3,967,520
3,000,000	[1]	Circuit City Credit Card Master Trust 2000-1, Class CTF, 4.69%, 2/15/2006	3,012,090
3,750,000		Citibank Credit Card Issuance Trust 2000-C2, Class C2, 4.42%, 10/15/2007	3,745,725
9,000,000		Fingerhut Master Trust 1998-2, Class A, 6.23%, 2/15/2007	9,351,540
5,000,000		First Consumers Master Trust 2001-A, Class B, 6.68%, 9/15/2008	5,004,550
6,000,000		J.C. Penney Master Credit Card Trust E, Class A, 5.50%, 6/15/2007	6,221,880
2,000,000		MBNA Master Credit Card Trust 1997-F, Class A, 6.60%, 11/15/2004	2,056,160
4,000,000		MBNA Master Credit Card Trust 1999-I, Class A, 6.40%, 1/18/2005	4,121,320
2,750,000	[1]	MBNA Master Credit Card Trust 1999-K, Class C, 4.44%, 3/15/2005	2,753,437
4,000,000		MBNA Master Credit Card Trust 2001-C3, Class C3, 6.55%, 12/15/2008	4,151,880
5,000,000		Providian Master Trust 1999-2, Class A, 6.60%, 4/16/2007	5,172,300

		TOTAL	49,558,402

		Equipment Lease Contracts--2.7%
5,000,000		CIT Equipment Collateral 2000-2, Class A3, 6.84%, 6/20/2004	5,195,777
10,000,000		CIT Equipment Collateral 2001-A, Class A3, 4.32%, 5/20/2005	10,128,100
4,000,000	[1]	Copelco Capital Funding Corp. 2000-A, Class R1, 7.57%, 11/18/2005	4,219,960
588,999		Newcourt Equipment Trust Securities 1998-2, Class D, 7.21%, 9/15/2007	601,723

		TOTAL	20,145,560

		Home Equity Loan--16.5%
500,000		AMRESCO Residential Securities Mortgage Loan Trust 1996-1, Class A5, 7.05%, 4/25/2027	548,220
6,000,000		American Business Financial Services 2001-2, Class A3, 5.82%, 7/25/2016	6,165,000
5,000,000		Asset Backed Funding Certificate 2001-AQ1, Class A3, 5.75%, 4/20/2027	5,130,700
43,000,000		Asset Backed Securities Corp. Home Equity Loan Trust 2001-HE3, Class AIO, 6.50%, 11/15/2031	4,906,300
1,000,000		Chase Funding Mortgage Loan 1999-1, Class IIB, 6.33%, 6/25/2028	1,003,720
72,500,000		Chase Funding Mortgage Loan 2001-3, Class 2AI, 6.00%, 9/25/2002	3,941,825
20,000,000		Chase Funding Mortgage Loan 2001-3, Class IAI, 6.00%, 9/25/2002	1,087,400
415,979		Cityscape Home Equity Loan Trust 1997-1, Class A4, 7.23%, 3/25/2018	433,671
6,820,000		Conseco Finance 2000-B, Class AF3, 7.52%, 3/15/2020	7,168,276
6,000,000		Conseco Finance 2001-B, Class 1A3, 5.808%, 6/15/2032	6,197,580
165,162		ContiMortgage Home Equity Loan Trust 1994-4, Class A6, 8.27%, 12/15/2024	165,176
253,477		ContiMortgage Home Equity Loan Trust 1997-1, Class A7, 7.32%, 9/15/2021	259,698
6,000,000		Ditech Home Loan Owner Trust 1997-1, Class A4, 7.36%, 1/15/2024	6,369,840
242,074		EQCC Home Equity Loan Trust 1995-4, Class A4, 6.95%, 3/15/2012	247,477
Principal Amount			Value
		ASSET-BACKED SECURITIES--continued
		Home Equity Loan--continued
$1,100,000		EQCC Home Equity Loan Trust 1995-4, Class A5, 7.25%, 3/15/2026	$1,137,206
2,632,126		EQCC Home Equity Loan Trust 1997-2, Class A7, 6.89%, 2/15/2020	2,712,116
4,466,124		First Plus Home Loan Trust 1997-3, Class B2, 8.50%, 11/10/2023	4,432,628
6,000,000		First Plus Home Loan Trust 1997-4, Class A8, 7.31%, 9/11/2023	6,352,500
9,064,210		First Plus Home Loan Trust 1997-4, Class M1, 7.14%, 9/11/2023	9,453,881
500,000		GE Capital Mortgage Services, Inc. 1997-HE4, Class A5, 6.80%, 12/25/2017	514,275
1,000,000		Green Tree Home Equity Loan Trust 1999-A, Class A3, 5.98%, 4/15/2018	1,020,289
220,635		Green Tree Home Improvement Loan Trust 1995-C, Class B1, 7.20%, 7/15/2020	224,625
67,329		Green Tree Home Improvement Loan Trust 1997-E, Class HEA3, 6.61%, 1/15/2029	68,202
125,776		Headlands Home Equity Loan Trust 1998-2, Class A3, 6.67%, 12/15/2024	131,907
5,400,000		Indymac Home Equity Loan Asset-Backed Trust 1998-A, Class AF4, 6.31%, 10/25/2029	5,670,810
4,165,000		Indymac Home Equity Loan Asset-Backed Trust 2000-B, Class MV2, 4.63%, 6/25/2030	4,185,770
5,000,000		Indymac Home Equity Loan Asset-Backed Trust 2001-A, Class AF6, 6.537%, 11/25/2030	5,165,650
4,000,000		Long Beach Mortgage Loan Trust 2001-2, Class M3, 5.78%, 7/25/2031	3,986,972
3,000,000		Mellon Bank Home Equity Installment Loan 1997-1, Class A4, 6.84%, 7/25/2012	3,170,760
2,000,000		Mellon Bank Home Equity Installment Loan 1998-1, Class B, 6.95%, 3/25/2015	2,060,220
3,000,000		Mellon Bank Home Equity Installment Loan 1999-1, Class A2, 6.02%, 11/25/2013	3,100,140
799,250	[1,2]	Merrill Lynch Mortgage Investors, Inc. 1998-FF3, Class BB, 5.50%, 11/20/2029	719,325
201,650	[1]	NC Finance Trust 1999-1, Class D, 8.75%, 1/25/2029	188,039
2,644,403	[1]	Option One Mortgage Securities Corp. 1999-3, Class CTF, 10.80%, 12/26/2029	2,655,139
5,078,671	[1]	Option One Mortgage Securities Corp. 2001-3, Class CTF, 9.66%, 9/26/2031	5,083,445
3,066,000		Residential Funding Mortgage Securities II 1999-HS2, Class AI4, 6.34%, 7/25/2029	3,186,392
1,459,323	[1]	Saxon Asset Securities Trust 1998-1, Class BF2, 8.00%, 12/25/2027	1,376,331
78,000,000		Saxon Asset Securities Trust 2001-3, Class AIO, 6.25%, 2/25/2005	8,569,002
1,000,000		Sovereign Bank Home Equity Loan Trust 2000-1, Class A2, 6.96%, 2/25/2015	1,025,015
3,223		TMS Home Equity Trust 1996-B, Class A7, 7.55%, 2/15/2020	3,232
668,711		The Money Store Home Equity Trust 1992-D1, Class A2, 8.18%, 1/15/2008	668,919
17,243		The Money Store Home Equity Trust 1997-D, Class AV2, 6.49%, 10/15/2026	17,579
114,622		The Money Store Home Equity Trust 1998-B, Class AF4, 6.12%, 6/15/2021	115,603
500,000		UCFC Home Equity Loan 1997-C, Class A5, 6.88%, 9/15/2022	511,735

		TOTAL	121,132,590

Principal Amount			Value
		ASSET-BACKED SECURITIES--continued
		Manufactured Housing--4.5%
$3,000,000		Conseco Finance Securitization Corp. 2000-5, Class A2, 7.06%, 2/1/2032	$3,115,580
620,738		Green Tree Financial Corp. 1993-4, Class B1, 7.20%, 1/15/2019	635,242
63,169		Green Tree Financial Corp. 1994-5, Class A4, 7.95%, 11/15/2019	65,007
469,674		Green Tree Financial Corp. 1994-7, Class A6, 8.95%, 3/15/2020	514,547
250,000		Green Tree Financial Corp. 1995-3, Class B1, 7.85%, 8/15/2025	249,905
42,798		Green Tree Financial Corp. 1996-10, Class A4, 6.42%, 11/15/2028	42,917
4,250,000		Green Tree Financial Corp. 1996-3, Class A5, 7.35%, 5/15/2027	4,561,304
6,467,217		Green Tree Financial Corp. 1996-5, Class A6, 7.75%, 7/15/2027	7,020,905
500,000		Green Tree Financial Corp. 1997-3, Class B1, 7.51%, 7/15/2028	501,165
174,008		Green Tree Financial Corp. 1997-4, Class A4, 6.65%, 2/15/2029	177,670
1,500,000		Green Tree Financial Corp. 1997-4, Class B1, 7.23%, 2/15/2029	1,489,240
6,000,000		Green Tree Financial Corp. 1999-5, Class B1, 9.20%, 4/1/2031	6,183,590
381,291		Indymac Manufactured Housing Contract 1997-1, Class A3, 6.61%, 2/25/2028	386,563
4,000,000	[1]	Merit Securities Corp. 12, Class 1B, 7.98%, 7/28/2033	3,942,520
2,000,000		Merit Securities Corp. 13, Class A4, 7.88%, 12/28/2033	2,180,060
1,335,970		Vanderbilt Mortgage Finance 1994-A, Class A3, 8.00%, 7/10/2019	1,383,276
500,000		Vanderbilt Mortgage Finance 1999-A, Class 2B2, 6.18%, 6/7/2016	495,871

		TOTAL	32,945,362

		Other--2.1%
5,000,000		California Infrastructure & Economic Development Bank Special Purpose Trust SDG&E-1 1997-1, Class A6, 6.31%, 9/25/2008	5,290,600
3,500,000		Caterpillar Financial Asset Trust 2001-A, Class A3, 4.85%, 4/25/2007	3,589,251
3,846,225		Litigation Settlement Monetized Fee Trust 2001-1, Class A1, 8.33%, 4/25/2031	4,076,999
2,000,000		Tobacco Settlement Revenue Management Authority 2001-A, Class A, 7.67%, 5/15/2016	2,088,480

		TOTAL	15,045,330

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $375,009,645)	382,180,453

		COLLATERALIZED MORTGAGE OBLIGATIONS--6.0%
		Whole Loan--6.0%
723,831	[1]	Bayview Financial Acquisition Trust 1998-1, Class MII1, 7.52%, 5/25/2029	722,476
461,148	[1]	Bayview Financial Acquisition Trust 1998-1, Class MI1, 4.33%, 5/25/2029	439,677
602,655		Bear Stearns Mortgage Securities, Inc. 1996-8, Class B3, 8.00%, 11/25/2027	645,745
189,389		C-BASS ABS, LLC 1998-3, Class AF, 6.50%, 1/25/2033	197,578
2,837,814	[1]	C-BASS ABS, LLC 1999-3, Class B1, 7.31%, 2/3/2029	2,422,784
1,181,184		Countrywide Home Loans 1999-3, Class A3, 6.25%, 4/25/2029	1,196,302
1,158,827		Countrywide Home Loans 1999-5, Class A1, 6.75%, 5/25/2028	1,177,547
14,535		GE Capital Mortgage Services, Inc. 1994-27, Class A3, 6.50%, 7/25/2024	14,549
Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS--continued
		Whole Loan--continued
$6,878		GE Capital Mortgage Services, Inc. 1998-11, Class 1A1, 6.75%, 6/25/2028	$6,874
3,871,576		Government National Mortgage Association, 1998-1, Class PG, 7.00%, 7/20/2024	416,311
5,730,030		Government National Mortgage Association, 2001-13, Class PV, 6.50%, 7/20/2027	913,805
644,925		Greenwich Capital Acceptance 1994-C, Class B1, 6.66%, 1/25/2025	643,302
2,200,000		Homeside Mortgage Securities, Inc. 1998-1, Class A2, 6.75%, 2/25/2028	2,238,269
100,000	[1]	Mellon Residential Funding Corp. 1998-TBC1, Class B4, 6.61%, 10/25/2028	80,766
493,001		Norwest Asset Securities Corp. 1998-2, Class A1, 6.50%, 2/25/2028	499,736
2,518,434		PNC Mortgage Securities Corp. 1999-5 2A1, Class 2A1, 6.75%, 7/25/2029	2,572,385
387,495	[1]	Resecuritization Mortgage Trust 1998-A, Class B3, 7.83%, 10/26/2023	309,511
1,000,000		Residential Accredit Loans, Inc. 1997-QS12, Class A6, 7.25%, 11/25/2027	1,022,870
28,076		Residential Accredit Loans, Inc. 1998-QS14, Class A1, 6.75%, 10/25/2028	28,150
3,490,368		Residential Accredit Loans, Inc. 1998-QS14, Class A2, 6.50%, 10/25/2028	3,545,411
5,576,310		Residential Asset Securitization Trust 1997-A3, Class A13, 6.92%, 5/25/2027	5,896,391
101,007		Residential Asset Securitization Trust 1998-A12, Class A1, 6.75%, 11/25/2028	101,399
303,864		Residential Asset Securitization Trust 1998-A5, Class A1, 6.75%, 6/25/2028	305,339
280,125		Residential Asset Securitization Trust 1998-A6, Class IA7, 6.75%, 7/25/2028	281,042
1,115,661		Residential Funding Mortgage Securities I 1994-S13, Class M1, 7.00%, 5/25/2024	1,160,310
775,981		Residential Funding Mortgage Securities I 1995-S4, Class M1, 8.00%, 4/25/2010	817,783
1,396,302		Residential Funding Mortgage Securities I 1996-S1, Class A11, 7.10%, 1/25/2026	1,441,905
473,462		Residential Funding Mortgage Securities I 1996-S25, Class M3, 7.75%, 12/25/2026	507,324
4,387,025		Structured Asset Securities Corp. 1999-ALS2, Class A2, 6.75%, 7/25/2029	4,484,885
9,730,000		Structured Asset Securities Corp. 2001-11, Class 1A2, 5.75%, 8/25/2031	9,948,925

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $42,984,178)	44,039,351

		CORPORATE BONDS--16.4%
		Automotive--1.0%
4,750,000		Delphi Auto Systems Corp., Note, 6.13%, 5/1/2004	4,852,220
2,500,000		Hertz Corp., Jr. Sub. Note, 7.00%, 7/15/2003	2,595,300

		TOTAL	7,447,520

		Banking--0.8%
5,500,000		Osprey Trust, Sr. Secd. Note, 8.31%, 1/15/2003	5,714,390

Principal Amount			Value
		CORPORATE BONDS--continued
		Beverage & Tobacco--0.2%
$1,000,000		Philip Morris Cos., Inc., Deb., 8.25%, 10/15/2003	$1,078,550

		Broadcast Radio & TV--0.7%
5,000,000		Clear Channel Communications, Inc., Sr. Note, 7.25%, 9/15/2003	5,249,100

		Ecological Services & Equipment--0.6%
1,325,000		USA Waste Services, Inc., Sr. Note, 6.50%, 12/15/2002	1,358,258
3,000,000		WMX Technologies, Inc., Unsecd. Note, 6.38%, 12/1/2003	3,094,020

		TOTAL	4,452,278

		Electronics--0.3%
2,000,000		Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003	2,109,000

		Finance - Automotive--1.4%
3,000,000		DaimlerChrysler AG, Company Guarantee 7.75%, 6/15/2005	3,185,100
2,000,000		Ford Motor Credit Co., Sr. Note, 5.75%, 2/23/2004	2,014,600
2,000,000		Ford Motor Credit Co., Unsecd. Note, 7.75%, 11/15/2002	2,080,720
3,000,000		General Motors Acceptance Corp., Note, 5.80%, 3/12/2003	3,071,850

		TOTAL	10,352,270

		Finance - Retail--0.7%
3,000,000		Banco Latinoamericano SA, Note, 7.20%, 5/15/2002	3,014,882
2,000,000		Wells Fargo & Co., Note, 6.50%, 9/3/2002	2,061,780

		TOTAL	5,076,662

		Financial Intermediaries--0.9%
1,000,000		Lehman Brothers, Inc., Sr. Sub. Note, 7.00%, 10/1/2002	1,034,120
5,000,000		Salomon Smith Barney Holdings, Inc., Note, 7.00%, 3/15/2004	5,338,100

		TOTAL	6,372,220

		Financial Services--0.7%
5,000,000		Heller Financial, Inc., Bond, 6.40%, 1/15/2003	5,189,050

		Food & Drug Retailers--1.1%
5,000,000		Albertsons, Inc., Sr. Note, 6.55%, 8/1/2004	5,262,750
2,925,000		Meyer (Fred), Inc., Sr. Note, 7.38%, 3/1/2005	3,139,255

		TOTAL	8,402,005

		Forest Products--0.5%
4,000,000		Fort James Corp., Note, 6.70%, 11/15/2003	4,036,920

		Oil & Gas--0.7%
5,000,000		WCG Note Trust, Sr. Note (Series 144A), 8.25%, 3/15/2004	5,133,550

Principal Amount			Value
		CORPORATE BONDS--continued
		Printing & Publishing--0.8%
$4,000,000		News America Holdings, Inc., Deb.,10.125%, 10/15/2012	$4,428,080
1,100,000		News America Holdings, Inc., Sr. Note, 8.63%, 2/1/2003	1,164,437

		TOTAL	5,592,517

		Real Estate--0.3%
2,320,000		EOP Operating LP, Sr. Note, 6.38%, 2/15/2003	2,391,456

		Telecommunications & Cellular--3.6%
5,000,000		Citizens Utilities Co., Deb., 6.80%, 8/15/2026	5,126,850
8,000,000		Intermedia Communications, Inc., Sr. Disc. Note, 12.25%, 3/1/2009	6,980,000
2,000,000		MetroNet Communications Corp., Sr. Note, 12.00%, 8/15/2007	1,562,500
3,000,000	[1]	Qwest Capital Funding, Note, 5.88%, 8/3/2004	3,048,900
5,000,000		Sprint Capital Corp., Company Guarantee, 5.88%, 5/1/2004	5,039,150
1,500,000		Sprint Capital Corp., Company Guarantee, 7.63%, 6/10/2002	1,538,040
3,000,000		U.S. West Communications, Inc., Note, 7.20%, 11/1/2004	3,118,950

		TOTAL	26,414,390

		Utilities--2.1%
3,000,000		Ohio Power Co., Note, 7.00%, 7/1/2004	3,173,940
2,000,000		Pennsylvania Power & Light Co., Note, 7.70%, 11/15/2002	2,074,060
5,000,000		Petacalco Topolobampo Trust, Note, 8.13%, 12/15/2003	5,234,845
5,000,000	[1]	Potomac Capital Investment Corp., Medium Term Note, 7.55%, 11/19/2001	5,025,100

		TOTAL	15,507,945

		TOTAL CORPORATE BONDS (IDENTIFIED COST $119,417,673)	120,519,823

		U.S. GOVERNMENT AGENCIES--4.2%
9,055,076		Federal Home Loan Mortgage Corp. (Series 2337), Class PI, 6.50%, 3/15/2021	1,375,285
10,276,923		Federal Home Loan Mortgage Corp. (Series 2346), Class PI, 6.50%, 3/15/2011	1,418,626
13,084,912		Federal National Mortgage Association, Pool 456622, 5.50%, 1/1/2014	13,191,162
10,596,236		Federal National Mortgage Association (Series 1998-73), Class A, 6.50%, 1/25/2029	10,892,931
1,395,654		Federal National Mortgage Association (Series 2000-6), Class SL, 24.10%, 3/25/2030	1,426,959
12,011,366		Federal National Mortgage Association (Series 302), Class 2, 6.00%, 6/1/2029	2,815,224

		TOTAL U.S. GOVERNMENT AGENCIES (IDENTIFIED COST $30,807,054)	31,120,187

Principal Amount or Shares			Value
		U.S. TREASURY--6.5%
		Treasury Securities--6.5%
$46,577,140		U.S. Treasury Inflation Indexed Note Series J-2002, 3.625% 7/15/2002 (identified cost $47,322,066)	$47,385,253

		PREFERRED STOCK--0.2%
		Telecommunications & Cellular--0.2%
50,000		TCI Communications Financing I TR Originated Securities (identified cost $1,310,000)	1,227,000

		MUTUAL FUNDS--14.5%
4,445,617		High Yield Bond Portfolio	28,318,579
78,511,205		Prime Value Obligations Fund, Class IS	78,511,205

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $109,791,758)	106,829,784

		TOTAL INVESTMENTS (IDENTIFIED COST $726,642,374)[3]	$733,301,851

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At September 30, 2001, these securities amounted to $35,999,500 which represents 4.9% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $719,325 which represents 0.1% of net assets.

2 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Directors.

3 The cost of investments for federal tax purposes amounts to $726,830,804. The net unrealized appreciation of investments on a federal tax basis amounts to $6,471,047 which is comprised of $11,203,711 appreciation and $4,732,664 depreciation at September 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($734,800,216) at September 30, 2001.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2001

Assets:
Total investments in securities, at value (identified cost $726,642,374)		$733,301,851
Income receivable		4,097,020
Receivable for shares sold		12,742,702
Receivable for daily variation margin		758,808

TOTAL ASSETS		750,900,381

Liabilities:
Payable for investments purchased	$12,729,405
Payable for shares redeemed	1,987,164
Income distribution payable	1,092,588
Accrued expenses	291,008

TOTAL LIABILITIES		16,100,165

Net assets for 371,164,847 shares outstanding		$734,800,216

Net Assets Consist of:
Paid in capital		$735,330,991
Net unrealized appreciation of investments and futures contracts		3,788,540
Accumulated net realized loss on investments and futures contracts		(4,354,572)
Undistributed net investment income		35,257

TOTAL NET ASSETS		$734,800,216

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$216,858,910 ÷ 109,523,557 shares outstanding		$1.98

Institutional Service Shares:
$517,941,306 ÷ 261,641,290 shares outstanding		$1.98

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended September 30, 2001

Investment Income:
Dividends			$1,409,689
Interest			20,051,795

TOTAL INCOME			21,461,484

Expenses:
Investment adviser fee		$1,900,254
Administrative personnel and services fee		238,481
Custodian fees		32,740
Transfer and dividend disbursing agent fees and expenses		60,599
Directors'/Trustees' fees		4,672
Auditing fees		9,987
Legal fees		1,958
Portfolio accounting fees		90,349
Distribution services fee--Institutional Service Shares		576,780
Shareholder services fee--Institutional Shares		214,993
Shareholder services fee--Institutional Service Shares		576,780
Share registration costs		142,372
Printing and postage		29,944
Insurance premiums		1,789
Taxes		24,344
Miscellaneous		5,170

TOTAL EXPENSES		3,911,212

Waivers and Reimbursement:
Waiver of investment adviser fee	$(1,426,361)
Waiver of distribution services fee--Institutional Service Shares	(115,356)
Waiver of shareholder services fee--Institutional Shares	(214,993)
Reimbursement of investment adviser fee	(2,816)

TOTAL WAIVERS AND REIMBURSEMENT		(1,759,526)

Net expenses			2,151,686

Net investment income			19,309,798

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(981,912)
Net realized loss on futures contracts			(2,043,536)
Net change in unrealized depreciation of investments and futures contracts			6,812,467

Net realized and unrealized gain on investments and futures contracts			3,787,019

Change in net assets resulting from operations			$23,096,817

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended September 30	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$19,309,798	$13,702,779
Net realized loss on investments and futures contracts	(3,025,448)	(1,191,892)
Net change in unrealized appreciation (depreciation) of investments and futures contracts	6,812,467	(827,989)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	23,096,817	11,682,898

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(5,539,933)	(534,143)
Institutional Service Shares	(13,934,652)	(13,052,092)
Distributions from net realized gain on investments and futures contracts
Institutional Service Shares	--	(507,288)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(19,474,585)	(14,093,523)

Share Transactions:
Proceeds from sale of shares	849,733,750	334,234,163
Net asset value of shares issued to shareholders in payment of distributions declared	12,046,182	8,463,799
Cost of shares redeemed	(358,019,837)	(308,900,965)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	503,760,095	33,796,997

Change in net assets	507,382,327	31,386,372

Net Assets:
Beginning of period	227,417,889	196,031,517

End of period (including undistributed net investment income of $35,257 and $200,044, respectively)	$734,800,216	$227,417,889

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

September 30, 2001

ORGANIZATION

Federated Total Return Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Ultrashort Bond Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide total return consistent with current income.

Effective February 22, 2000, the Fund began offering Institutional Shares in addition to the Institutional Service Shares previously offered.

On August 20, 1998, the Board of Directors (the "Directors") declared a stock split. The stock split was affected in the form of a dividend payable in shares of the Fund on October 21, 1998. The dividend consisted of 5.08 shares for one (1) share in order to establish a $2.00 per share net asset value. Per share data prior to October 21, 1998 has been restated to give effect to the split.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, and other fixed income and asset backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At September 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $1,707,405, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the code, such capital loss carryforward will expire in 2009.

Net capital losses of $5,329,678 attributable to security transactions incurred after October 31, 2000 are treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield, and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash, U.S. government securities or other liquid securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the year ended September 30, 2001, the Fund had realized losses of $2,043,536 on futures contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At September 30, 2001, the Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Deliver/Receive	Position	Unrealized Depreciation
December 2001	50 U.S. Treasury Note 2-Year Futures	Short	$ (137,500)

December 2001	150 U.S. Treasury Note 5-Year Futures	Short	(318,281)

December 2001	250 U.S. Treasury Note 10-Year Futures	Short	(498,906)

September 2002	150 Eurodollar Futures	Short	(1,451,875)

September 2003	100 Eurodollar Futures	Short	(464,375)

NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS			$(2,870,937)

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Additional information on each restricted security held at September 30, 2001 is as follows:

Security	Acquisition Date	Acquisition Cost
Bayview Financial Acquisition Trust 1998-1, Class MI1, 4.33%, 5/25/2029	06/06/2000	$ 435,785

Bayview Financial Acquisition Trust 1998-1, Class MII1, 7.52%, 5/25/2029	12/08/1998	722,248

C-BASS ABS, LLC 1999-3, Class B1, 7.31%, 2/3/2029	07/09/1999	2,323,017

Circuit City Credit Card Master Trust 2000-1, Class CTF, 4.69%, 2/15/2006	02/23/2000	3,000,000

Copelco Capital Funding Corp. 2000-A, Class R1, 7.57%, 11/18/2005	04/14/2000	3,999,048

MBNA Master Credit Card Trust 1999-K, Class C, 4.44%, 3/15/2005	10/22/1999	2,750,000

Mellon Residential Funding Corp. 1998-TBC1, Class B4, 6.61%, 10/25/2028	12/16/1998	94,324

Merit Securities Corp. 12, Class 1B, 7.98%, 7/28/2033	05/18/1999	3,938,150

NC Finance Trust 1999-1, Class D, 8.75%, 1/25/2029	02/23/1999	200,676

Option One Mortgage Securities Corp. 1999-3, Class CTF, 10.80%, 12/26/2029	11/10/1999-03/08/2001	2,651,889

Option One Mortgage Securities Corp. 2001-3, Class CTF, 9.66%, 9/26/2031	08/15/2001	5,078,219

Potomac Capital Investment Corp., Medium Term Note, 7.55%, 11/19/2001	11/12/1999	5,000,000

Qwest Capital Funding, Note, 5.88%, 8/3/2004	07/25/2001	2,997,600

Resecuritization Mortgage Trust 1998-A, Class B3, 7.83%, 10/26/2023	02/12/1999	333,851

Saxon Asset Securities Trust 1998-1, Class BF2, 8.00%, 12/25/2027	05/21/1999	1,373,739

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Institutional Shares	1,000,000,000

Institutional Service Shares	1,000,000,000

TOTAL	2,000,000,000

Transactions in capital stock were as follows:

	Year Ended 9/30/2001		Period Ended 9/30/2000[1]
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	113,681,957	$224,448,464	26,215,389	$51,362,056
Shares issued to shareholders in payment of distributions declared	1,820,060	3,589,674	213,695	418,156
Shares redeemed	(30,853,117)	(60,914,573)	(1,554,427)	(3,039,626)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	84,648,900	$167,123,565	24,874,657	$48,740,586

	Year Ended 9/30/2000		Year Ended 9/30/2000
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	316,823,030	$625,285,286	144,009,760	$282,872,107
Shares issued to shareholders in payment of distributions declared	4,286,038	8,456,508	4,100,413	8,045,643
Shares redeemed	(150,716,885)	(297,105,264)	(155,833,785)	(305,861,339)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	170,392,183	$336,636,530	(7,723,612)	$(14,943,589)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	255,041,083	$503,760,095	17,151,045	$33,796,997

1 Reflects operations for the period from February 22, 2000 (date of initial public investment) to September 30, 2000.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Share, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntarily waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended September 30, 2001, were as follows:

Purchases	$468,846,199

Sales	$ 66,742,285

Purchases and sales of long-term U.S. government securities for the year ended September 30, 2001, were as follows:

Purchases	$40,759,003

Sales	$ 860

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2001, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE DIRECTORS OF FEDERATED TOTAL RETURN SERIES, INC. AND SHAREHOLDERS OF FEDERATED ULTRASHORT BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Ultrashort Bond Fund (the "Fund") as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 2001 and 2000, and the financial highlights for the periods ended September 30, 2001, 2000 and 1999. These financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from October 3, 1997 (date of initial public investment) to September 30, 1998 were audited by other auditors whose report dated October 22, 1998, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Ultrashort Bond Fund at September 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended September 30, 2001, 2000 and 1999, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
November 9, 2001

A Statement of Additional Information (SAI) dated November 30, 2001, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi- Annual Reports to shareholders as they become available. The Annual Report's Management Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying charges.

Federated
World-Class Investment Manager
Federated Ultrashort Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Investment Company Act File No. 811-7115

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Cusip 31428Q606

G02481-01 (11/01)

Federated Ultrashort Bond Fund

A Portfolio of Federated Total Return Series, Inc.

STATEMENT OF ADDITIONAL INFORMATION

November 30, 2001

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Ultrashort Bond Fund Institutional Shares and Institutional Service Shares (Fund), dated November 30, 2001. Obtain the prospectus and the Annual Report's Management Discussion of Fund Performance without charge by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Ultrashort Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

G025145 (11/01)

CONTENTS

How is the Fund Organized? 1

Securities in Which the Fund Invests 1

What Do Shares Cost? 6

How is the Fund Sold? 6

Subaccounting Services 7

Redemption in Kind 7

Account and Share Information 7

Tax Information 8

Who Manages and Provides Services to the Fund? 8

How Does the Fund Measure Performance? 11

Who is Federated Investors, Inc.? 12

Addresses 15

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Total Return Series, Inc. (Corporation). The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on October 11, 1993. The Corporation may offer separate series of shares representing interests in separate portfolios of securities. On August 20, 1998, the Board of Directors approved changing the name of the Fund from Federated Limited Duration Government Fund to Federated Ultrashort Bond Fund.

The Board of Directors (the Board) has established two classes of shares of the Fund, known as Institutional Shares and Institutional Service Shares (Shares). This SAI relates to both classes of Shares. The Fund's investment adviser is Federated Investment Management Company (Adviser). Effective March 31, 1999, Federated Management, former Adviser to the Fund, became Federated Investment Management Company (formerly, Federated Advisers).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

FIXED INCOME SECURITIES

The Fund may invest in the following fixed income securities, in addition to those described in the prospectus.

Corporate Debt Securities

The Fund may invest in the following corporate debt securities:

COMMERCIAL PAPER

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage Backed Securities

The fund may invest in the following mortgage backed securities:

Collateralized Mortgage Obligations (CMOs)

In addition to the sequential CMO's described in the prospectus, the fund may also invest in the following CMO's:

PACS, TACS AND COMPANION CLASSES

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOS AND POS

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

FLOATERS AND INVERSE FLOATERS

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z CLASSES AND RESIDUAL CLASSES

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

PRIVATELY ISSUED MORTGAGE BACKED SECURITIES

Privately issued mortgage securities (including privately issued CMOs) are issued by private entities, rather than U.S. government agencies. These securities involve credit risks and liquidity risks. The Fund may invest in privately issued mortgage backed securities that are rated BBB or higher by a NRSRO.

Asset Backed Securities

As described in the prospectus, the fund may invest in asset backed securities. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Brady Bonds

Brady Bonds are U.S. dollar denominated debt obligations that foreign governments issue in exchange for commercial bank loans. The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon U.S. Treasury securities which have the same maturity as the Brady Bonds. However, neither the U.S. government nor the IMF has guaranteed the repayment of any Brady Bond.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts:

Options

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

The Fund may:

  buy put options on portfolio securities and futures contracts in anticipation of a decrease in the value of the underlying asset; and
  buy or write options to close out existing options positions.

The Fund may also write call options on portfolio securities and futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

The Fund may not buy or sell futures or related options if the margin deposits and premiums paid for these securities would exceed 5% of the Fund's total assets.

Swaps

Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS

As described in the prospectus, the fund enters into interest rate swaps. One example of an interest rate swap is a $10 million LIBOR swap which would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CURRENCY SWAPS

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

CAPS AND FLOORS

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements and Borrowing for Leverage

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. The Fund may borrow an amount up to one third of the Fund's net assets (exclusive of such borrowings) for leverage purposes.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

TO BE ANNOUNCED SECURITIES (TBAS)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

DOLLAR ROLLS

Dollar rolls are transactions where the Fund sells mortgage backed securities with a commitment to buy similar, but not identical, mortgage backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to interest rate risks and credit risks. These transactions create leverage risks.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate and credit risks.

Asset Coverage

In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Inter-Fund Borrowing and Lending Arrangements

The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. ("Federated funds") to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. Federated administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter- fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the "Repo Rate") and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the "Bank Loan Rate"), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

The Fund may invest in mortgage backed and high yield securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other investment company is managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

Risks Associated With Complex CMOs

  CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.

Risks of Foreign Investing

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

Currency Risks

  Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
  The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund's investment objective is to provide total return consistent with current income. The investment objective may not be changed by the Fund's Directors without shareholder approval.

INVESTMENT LIMITATIONS

Selling Short and Buying on Margin

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

Concentration of Investments

The Fund will not acquire more than 25% of its total assets in securities of issuers having their principal business activities in the same industry.

Borrowing Money

The Fund will not borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowings to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those related to indices, options on futures contracts or indices, and dollar roll transactions shall not constitute borrowing.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.

Pledging Assets

The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the borrowing.

Lending Cash or Securities

The Fund will not lend any assets except portfolio securities. (This will not prevent the purchase or holding of bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objective and policies or Articles of Incorporation).

Issuing Senior Securities

The Fund will not issue senior securities, except as permitted by its investment objective and policies.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its right to enforce security interests and to hold real estate acquired by reason of such enforcement until the real estate can be liquidated in an orderly manner.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act of 1940 (1940 Act). The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Restricted and Illiquid Securities

The Fund will not invest more than 15% of its net assets in illiquid securities, including certain restricted securities not determined to be liquid under criteria established by the Directors, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

As a matter of operating policy, the Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

  for fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and
  for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker/dealers or other financial institutions that trade the securities.

What Do Shares Cost?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

How is the Fund Sold?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12B-1 PLAN--INSTITUTIONAL SERVICE SHARES

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals may be paid fees out of the assets of the Distributor and/or Federated Shareholder Services Company (but not out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Account and Share Information

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote. All Shares of the Corporation have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

As of November 1, 2001, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

Name and Address of Shareholder	Percentage and Name of Share Class Owned
Charles Schwab & Co. Inc. Attn: Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104-4122	7.27% Institutional Service Shares
SEI Trust Company C/O Sunflower Bank N.A.-Careco Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	7.19% Institutional Shares
Sky Trust NA Attn: Cynthy Wolke P.O. Box 419 Findlay, OH 45839-0419	9.32% Institutional Shares
Provident Bank Trustee FBO CMG One East Fourth Street Mail Box Drop 653D Cincinnati, OH 45202-3717	8.38% Institutional Shares

Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other portfolios will be separate from those realized by the Fund.

FOREIGN INVESTMENTS

If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF DIRECTORS

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name; address; birth date; present position(s) held with the Corporation; principal occupations for the past five years and positions held prior to the past five years; total compensation received as a Director from the Corporation for its most recent fiscal year, if applicable; and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Corporation is comprised of four funds and the Federated Fund Complex is comprised of 43 investment companies, whose investment advisers are affiliated with the Fund's Adviser.

As of November 1, 2001 the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Institutional Service Shares and Institutional Shares.

Name Birth Date Address Position With Corporation	Principal Occupations for Past Five Years	Aggregate Compensation From Corporation	Total Compensation From Corporation and Fund Complex
John F. Donahue*†# Birth Date: July 28, 1924 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA CHAIRMAN AND DIRECTOR	Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.; formerly: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh, formerly: Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management).	$426.08	$128,847.72 for the Corporation and 43 other investment companies in the Fund Complex

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR	Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$426.08	$128,847.66 for the Corporation and 43 other investment companies in the Fund Complex

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide); formerly: Partner, Andersen Worldwide SC.	$426.08	$126,923.53 for the Corporation and 43 other investment companies in the Fund Complex

Name Birth Date Address Position With Corporation	Principal Occupations for Past Five Years	Aggregate Compensation From Corporation	Total Compensation From Corporation and Fund Complex
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR	Director or Trustee of some of the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software); formerly: Director, Redgate Communications and EMC Corporation (computer storage systems). Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$387.29	$115,368.16 for the Corporation and 43 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center -- Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.	$387.29	$117,117.17 for the Corporation and 43 other investment companies in the Fund Complex

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR	Director or Trustee of the Federated Fund Complex; formerly: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$426.08	$117,117.14 for the Corporation and 43 other investment companies in the Fund Complex

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR	Director or Trustee of some of the Federated Fund Complex; Management Consultant. Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.	$426.08	$128,847.66 for the Corporation and 43 other investment companies in the Fund Complex

John E. Murray, Jr., J.D., S.J.D.# Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Chancellor, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director, Michael Baker Corp. (engineering, construction, operations and technical services). Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.	$411.76	$117,117.14 for the Corporation and 43 other investment companies in the Fund Complex

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning. Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.	$387.29	$117,117.17 for the Corporation and 43 other investment companies in the Fund Complex

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR	Director or Trustee of some of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc. (heavy highway contractor); formerly: Vice President, Walsh & Kelly, Inc.	$387.29	$117,117.17 for the Corporation and 43 other investment companies in the Fund Complex

J. Christopher Donahue*† Birth Date: April 11, 1949 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA PRESIDENT DIRECTOR

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President, Chief Executive Officer and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; President, Chief Executive Officer and Director, Federated Global Investment Management Corp.; President and Chief Executive Officer, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; formerly: President, Federated Investment Counseling.

		$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

Edward C. Gonzales Birth Date: October 22, 1930 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT

President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services; formerly: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

		$0	$0 for the Corporation and 37 other investment companies in the Fund Complex

Name Birth Date Address Position With Corporation	Principal Occupations for Past Five Years	Aggregate Compensation From Corporation	Total Compensation From Corporation and Fund Complex
John W. McGonigle Birth Date: October 26, 1938 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT AND SECRETARY	Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; formerly: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.	$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

Joseph M. Balestrino Birth Date: November 3, 1954 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT

Mr. Balestrino joined Federated in 1986 and has been Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

		$0	$0 for the Corporation and 3 other investment companies in the Fund Complex

Richard J. Thomas Birth Date: June 17, 1954 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA TREASURER	Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; formerly: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.	$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

* An asterisk denotes a Director who is deemed to be an interested person as defined in the1940 Act.

# A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.

† Mr. Donahue is the father of J. Christopher Donahue, President and Director of the Corporation.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Corporation or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Directors, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $250 million
0.125 of 1%	on the next $250 million
0.100 of 1%	on the next $250 million
0.075 of 1%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Fund, Deloitte & Touche LLP, conducts its audits in accordance with accounting standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES

For the Year Ended September 30	2001	2000	1999
Advisory Fee Earned	$1,900,254	$1,238,998	$447,691

Advisory Fee Reduction	1,426,361	726,050	258,911

Advisory Fee Reimbursement	2,816	411	0

Administrative Fee	238,481	155,000	111,301

12b-1 Fee:

Institutional Service Shares	461,424	--	--

Shareholder Services Fee:

Institutional Shares	0	--	--

Institutional Service Shares	576,780	--	--

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns for the Institutional Shares and the Institutional Service Shares are given for the one-year and Start of Performance periods ended September 30, 2001. Yield is given for the 30-day period ended September 30, 2001.

	30-Day Period	1 Year	Start of Performance on 2/22/2000
Institutional Shares:
Total Return		7.91%	7.70%
Yield	5.55%

	30-Day Period	1 Year	Start of Performance on 5/31/1997
Institutional Service Shares:
Total Return		7.43%	6.54%
Yield	5.08%

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

  references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;
  charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
  discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and
  information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Lipper Ultrashort Bond Fund Average

Lipper Ultrashort Bond Fund Average ranks funds that invest 65% of their assets in investment grade debt issues and maintain a portfolio dollar-weighted average maturity between 91 and 365 days.

Salomon Smith Barney U.S. Treasury Benchmark (On-The-Run) Indexes

Salomon Smith Barney U.S. Treasury Benchmarks (On-The- Run) Indexes is composed of total returns for the current 1-year, 2-year, 3-year, 5-year, 10-year and 30-year on-the-run Treasury that has been in existence for the entire month.

Merrill Lynch 1-Year Treasury Index

Merrill Lynch 1-Year Treasury Index is an unmanaged index tracking 1-year U.S. Government securities.

Merrill Lynch 1-3 Year U.S. Treasury Index

Merrill Lynch 1--3 Year U.S. Treasury Index is an unmanaged index tracking short-term U.S. Government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

Who is Federated Investors, Inc.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

Municipal Funds

In the municipal sector, as of December 31, 2000, Federated managed 11 bond funds with approximately $4.0 billion in assets and 22 money market funds with approximately $41.8 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

Equity Funds

In the equity sector, Federated has more than 31 years' experience. As of December 31, 2000, Federated managed 40 equity funds totaling approximately $20.6 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

Corporate Bond Funds

In the corporate bond sector, as of December 31, 2000, Federated managed 11 money market funds and 30 bond funds with assets approximating $20.9 billion and $9.7 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 29 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.

Government Funds

In the government sector, as of December 31, 2000, Federated managed 6 mortgage backed, 5 multi-sector government funds, 3 government/agency and 19 government money market mutual funds, with assets approximating $3.3 billion, $1.6 billion, $1.2 billion and $36.2 billion, respectively. Federated trades approximately $133.4 billion in U.S. government and mortgage backed securities daily and places approximately $28.5 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $50 billion in government funds within these maturity ranges.

Money Market Funds

In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 2000, Federated managed $99.0 billion in assets across 52 money market funds, including 19 government, 11 prime, 22 municipal and 1 euro-denominated with assets approximating $36.2 billion, $21.0 billion, $41.8 billion and $110 million, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield--J. Thomas Madden; U.S. fixed income--William D. Dawson III; and global equities and fixed income--Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

MUTUAL FUND MARKET

Forty-nine percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $7 trillion to the more than 8,157 funds available, according to the Investment Company Institute.

FEDERATED CLIENTS OVERVIEW

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

Institutional Clients

Federated meets the needs of approximately 3,031 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

Bank Marketing

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

Broker/Dealers and Bank Broker/Dealer Subsidiaries

Federated Funds are available to consumers through major brokerage firms nationwide--we have over 2,000 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

Investment Ratings

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium- grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  Leading market positions in well-established industries;
  High rates of return on funds employed;
  Conservative capitalization structure with moderate reliance on debt and ample asset protection;
  Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses

FEDERATED ULTRASHORT BOND FUND

Institutional Shares
Institutional Service Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Auditors

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

Federated Investors
World-Class Investment Manager

Federated Ultrashort Bond Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Annual Report for the 12 Months Ended September 30, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

Investment Review

Federated Ultrashort Bond Fund represents an average investment grade quality fixed income portfolio having an effective duration not to exceed one year.1 Investments are concentrated in corporate, asset backed, and mortgage backed debt securities (ABS and MBS).

The past year has seen market yield levels decline steadily, particularly at the short end of the yield curve. Yields at the one-year point of the government yield curve (representative of the area of the yield curve where the fund invests) fell over 350 basis points, beginning the reporting period under review at just above 6.00% and finishing at just under 2.50%. Clear signs of economic slowdown had already begun to emerge prior to the fund's previous year-end, providing the Federal Reserve Board (the "Fed") with the foundation for enacting a round of monetary easing not seen since the early 1980s. Short-term market yields followed suit as the economy continued to stumble. Finally, just before the reporting period under review came to a close, the tragic events of September 11, 2001, provided a strong coda to the year-long decline. At this writing, the Fed is still talking about further monetary stimulus which could take the Federal Funds target rate to 2.00% by calendar year-end, and perhaps even lower in 2002. What happens from here is clearly dependent upon the speed and degree at which the economy recovers from its current level. There has been a significant degree of monetary stimulus applied in the past year, with plenty of fiscal stimulus to follow the events of September 11, 2001. Such action portends a recovery sometime in 2002, but there are still some variables to consider. Despite an unemployment rate which has risen by one full percentage point in the past nine months, there are still many job losses which will find their way into the system. This will no doubt dampen personal consumption (which represents two-thirds of U.S. economic output) in the coming months. Furthermore, uncertainty about the future may have a further effect on consumption as families decide to cut back on expenditures they might have made only six months ago. To wit, the U.S. savings rate has recently increased to over 4%, its highest rate in three years. Finally, the stock market, probably the single most important leading indicator of economic activity, continues to languish, with future earnings visibility uncertain at best. To summarize, there is probably a period of 6 to 12 months from here where economic activity will continue to be lackluster, an environment which could bode well for fixed income allocations.

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

During the reporting period under review, the fund was once again able to achieve its objective of providing total return consistent with a current income. As was the case in the fiscal year of 2000, the fund in the fiscal year 2001, once again maintained a net asset value range of only two cents, from $1.96 to $1.98, outperforming most cash alternatives. The net result was a total return of 7.91% on the fund's Institutional Shares and 7.43% on Institutional Service Shares.2 This compared with a return of 6.59% for the Lipper Ultrashort Debt category over the same period.3 The fund's significant exposure to highly rated ABS helped to add relative return, while the small allocation to non-investment grade securities proved a drag on performance. To illustrate the latter point, the fund's small, diversified allocation to corporate high-yield debt (which averaged below 4% during the reporting period) reduced the fund's net asset value by over a full penny, and reduced total return by approximately 30 basis points. Nonetheless, the fund still enjoyed a good year.

Over the past 12 months, the general credit quality of the fund has remained consistently in the "AA average" range. At September 30, 2001, 65% of fund assets were deployed in AAA-rated securities or cash equivalents. Only 24% of the fund was invested in securities rated below single-A, reflecting the fact that the economy is simply weaker than had originally been expected, even before the events of September 11, 2001. At this writing, marginal assets in the fund are generally being deployed in a combination of AAA-rated ABS and selected corporate credits which may have been "beaten up" too much in the recent spate of spread widening. AAA-rated ABS had a good fiscal year in 2001, and it is expected that trend will continue. Treasury and agency exposure has actually been raised into the mid single digits (6.5% at September 30, 2001), as short-term inflation linked treasuries were seen as offering value. MBS exposure is currently around 10% of the portfolio and is split almost evenly between agency and non-agency paper. ABS currently comprise over half of the the fund's portfolio, with approximately two-thirds of those rated AAA. Subordinate ABS exposure has been reduced through a combination of paydowns, upgrades and sales, and will likely be selectively maintained at a lower level for the foreseeable future. With regard to the fund's interest rate sensitivity, duration currently at the 1.0 year maximum allowed by prospectus, fund management is maintaining a watchful eye toward reducing duration however, should the economy begin to show any signs of a meaningful recovery.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

INSTITUTIONAL SHARES

Growth of $10,000 Invested in Federated Ultrashort Bond Fund

Average Annual Total Return for the Period Ended 9/30/2001
1 Year	7.91%
Start of Performance (2/22/2000)	7.70%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Ultrashort Bond Fund (Institutional Shares) (the "Fund") from February 22, 2000 (start of performance) to September 30, 2001, compared to the Merrill Lynch 1-Year Treasury Bill Index ("ML1T").2

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus, dated November 30, 2001, and, together with the financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1T has been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The ML1T is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

INSTITUTIONAL SERVICE SHARES

Growth of $10,000 Invested in Federated Ultrashort Bond Fund

Average Annual Total Return for the Period Ended 9/30/2001
1 Year	7.43%
Start of Performance (5/31/1997)	6.54%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Ultrashort Bond Fund (Institutional Service Shares) (the "Fund") from May 31, 1997 (start of performance) to September 30, 2001, compared to the Merrill Lynch 1-Year Treasury Bill Index ("ML1T").2

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus, dated November 30, 2001, and, together with the financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1T has been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The ML1T is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Federated
World-Class Investment Manager
Federated Ultrashort Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428Q879
Cusip 31428Q606

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G02603-02 (11/01)

Federated Investors
World-Class Investment Manager

Federated Mortgage Fund

A Portfolio of Federated Total Return Series, Inc.

PROSPECTUS

November 30, 2001

INSTITUTIONAL SHARES

A mutual fund seeking to provide total return by investing at least 65% of its assets in a diversified portfolio of mortgage backed securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 4

What are the Fund's Investment Strategies? 5

What are the Principal Securities in Which the Fund Invests? 7

What are the Specific Risks of Investing in the Fund? 14

What Do Shares Cost? 16

How is the Fund Sold? 17

How to Purchase Shares 17

How to Redeem Shares 19

Account and Share Information 21

Who Manages the Fund? 22

Financial Information 23

Independent Auditors' Report 36

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide total return. The Fund's total return consists of two components: (1) changes in the market value of its portfolio of securities (both realized and unrealized appreciation); and (2) income received from its portfolio of securities. The Fund expects that income will comprise the largest component of its total return. The Fund seeks to provide the appreciation component of total return by selecting those securities whose prices will, in the opinion of the investment adviser (Adviser), benefit from anticipated changes in economic and market conditions. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in mortgage backed securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed income securities generally fall when interest rates rise.
  Credit Risks. It is possible that issuers of non-governmental mortgage backed securities in which the Fund invests will fail to pay interest or principal on these securities when due, which would result in the Fund losing money.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities due to the potential prepayment of higher interest mortgages.
  Liquidity Risks. The non-governmental mortgage backed securities and complex CMOs in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks Associated with Complex CMOs. The Fund invests in a form of mortgage backed securities known as collateral mortgage obligations (CMOs), some of which have complex terms which make them subject to greater interest rate, prepayment and liquidity risks than other mortgage backed securities.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Risk/Return Bar Chart and Table

The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-end basis.

The Fund's Institutional Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Institutional Shares total return for the nine-month period from January 1, 2001 to September 30, 2001 was 7.72%.

Within the period shown in the Chart, the Fund's Institutional Shares highest quarterly return was 3.99% (quarter ended December 31, 2000). Its lowest quarterly return was (0.50)% (quarter ended June 30, 1999).

Average Annual Total Return Table

The following table represents the Fund's Institutional Shares Average Annual Total Returns for the calendar periods ended December 31, 2000. The table shows the Fund's Institutional Shares total returns averaged over a period of years relative to the Lehman Brothers Mortgage-Backed Securities Index (LBMBS), a broad-based market index, and the Lipper U.S. Mortgage Fund Category (LUSMFC), an average of funds with similar objectives. The LBMBS is composed of all fixed rate, securitized mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

Calendar Period	Fund	LBMBS	LUSMFC
1 Year	11.52%	11.16%	10.36%
Start of Performance[1]	8.05%	7.38%	6.52%

1 The Fund's Institutional Shares start of performance date was May 31, 1997.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

What are the Fund's Fees and Expenses?

FEDERATED MORTGAGE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Institutional Shares.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers and Reimbursement)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.40%
Distribution (12b-1) Fee	None
Shareholder Services Fee[3]	0.25%
Other Expenses[4]	0.32%
Total Annual Fund Operating Expenses	0.97%

1 Although not contractually obligated to do so, the Adviser and shareholder services provider waived and reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended September 30, 2001.

Total Waivers and Reimbursement of Fund Expenses	0.67%
Total Actual Annual Fund Operating Expenses (after waivers and reimbursement)	0.30%

2 The Adviser voluntarily waived the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.00% for the fiscal year ended September 30, 2001.

3 The shareholder service fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Institutional Shares (after the voluntary waiver) was 0.00% for the fiscal year ended September 30, 2001.

4 The Adviser voluntarily reimbursed certain operating expenses of the Fund. The Adviser can terminate this voluntary reimbursement at any time. Total other expenses paid by the Fund (after the voluntary reimbursement) were 0.30% for the fiscal year ended September 30, 2001.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are before waivers and reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$99

3 Years	$309

5 Years	$536

10 Years	$1,190

What are the Fund's Investment Strategies?

The Fund invests primarily in a portfolio of investment grade, mortgage backed securities. A description of the various types of securities in which the Fund invests, and their risks, immediately follows this strategy section.

Mortgage backed securities generally offer higher relative yields versus comparable U.S. Treasury securities to compensate for prepayment risk. Prepayment risk is the unscheduled partial or complete payment of the principal outstanding on a mortgage loan (or asset backed loan) by the homeowner (or borrower). One important reason for prepayments is changes in market interest rates from the time of loan origination. The Adviser actively manages the Fund's portfolio, seeking the higher relative returns of mortgage securities while attempting to limit the prepayment risk.

The Adviser attempts to manage the Fund's prepayment risk by selecting mortgage backed securities with characteristics that make prepayments less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying loans, the prior prepayment history of the loans and the federal agencies or private entities that back the loans. The Adviser attempts to assess the relative returns and risks of mortgage backed securities by analyzing how the timing, amount and division of cash flows from the pool of loans underlying the security might change in response to changing economic and market conditions.

The Adviser selects securities with longer or shorter duration based on its interest rate outlook. The Adviser generally shortens the portfolio's average duration when it expects interest rates to rise, and extends duration when it expects interest rates to fall. Duration measures the price sensitivity of a portfolio of fixed income securities to changes in interest rates. The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions by analyzing a variety of factors such as:

  current and expected U.S. economic growth;
  current and expected interest rates and inflation;
  the Federal Reserve's monetary policy; and
  changes in the supply of or demand for U.S. government securities.

The Adviser may use options and futures as a hedge to attempt to protect securities in its portfolio against decreases in value resulting from changes in interest rates. There is no assurance that the Adviser's efforts to forecast market interest rates, assess the impact of market interest rates on particular securities or hedge its portfolio through the use of options and futures will be successful.

The Adviser may use collateralized mortgage obligations (CMOs) to reduce prepayment risk. In addition, the Adviser may use combinations of CMOs and other mortgage backed securities to attempt to provide a higher yielding investment with lower sensitivity to fluctuations in interest rates. The Adviser may also attempt to take advantage of current and potential yield differentials existing from time to time between various mortgage securities in order to increase the Fund's return, and may engage in dollar roll transactions for their potential to enhance income.

Because the Fund refers to mortgage securities in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in mortgage securities.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivatives contracts that cover a narrow range of circumstances; or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions may not eliminate all risks even if they work as intended. In addition, hedging strategies are not always successful, and co uld result in increased expenses and losses to the Fund.

What are the Principal Securities in Which the Fund Invests?

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the principal types of fixed income securities in which the Fund invests.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as Treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. However, the actual returns on any type of mortgage security depend upon the performance of the underlying pool of mortgages, which no one can predict and which will vary among pools. The Fund will invest only in CMOs that are rated A or better by a nationally recognized rating service.

SEQUENTIAL CMOS

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMOs. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACS, TACS AND COMPANION CLASSES

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOS AND POS

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

FLOATERS AND INVERSE FLOATERS

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z CLASSES

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments.

Non-Governmental Mortgage Backed Securities

Non-governmental mortgage backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. These securities involve credit risks and liquidity risks. The Fund may invest in non-governmental mortgage backed securities that are rated BBB or higher by a nationally recognized statistical rating agency.

Mortgage Related Asset Backed Securities

Asset backed securities are payable from pools of obligations other than first mortgages. Most asset backed securities involve consumer or commercial debts. The Fund will purchase only mortgage related asset backed securities such as home equity loans, secured mortgages and manufactured housing obligations. Asset backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs. Also, asset backed securities may be issued by a private entity and, although these securities must be rated investment grade, they present credit risks.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to the security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

The Fund may buy/sell the following financial futures contracts:

Options

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

The Fund may:

  buy put options on portfolio securities and financial futures contracts in anticipation of a decrease in the value of the underlying asset;
  buy or write options to close out existing options positions; and
  the Fund may also write call options on portfolio securities and financial futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period.

SPECIAL TRANSACTIONS

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

TO BE ANNOUNCED SECURITIES (TBAS)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

DOLLAR ROLLS

Dollar rolls are transactions where the Fund sells mortgage backed securities with a commitment to buy similar, but not identical, mortgage backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to interest rate and credit risks.

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Asset Coverage

In order to secure its obligations in connection with special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.

Investment Ratings for Investment Grade Securities

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized statistical rating organizations (NRSROs). For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS

Prices of fixed income securities rise and fall in response to interest rate changes in the interest paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

PREPAYMENT RISKS

Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

LIQUIDITY RISKS

Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to. If this happens, the Fund will be required to continue to hold the security, and the Fund could incur losses.

Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

RISKS ASSOCIATED WITH COMPLEX CMOS

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs and Inverse Floaters, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.

LEVERAGE RISKS

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

What Do Shares Cost?

You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus) it is processed at the next calculated net asset value (NAV). The Fund does not charge a front-end sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund generally values fixed income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost.

The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The required minimum initial investment for Fund Shares is $100,000.

An account may be opened with a smaller amount as long as the $100,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?

The Fund offers two share classes: Institutional Shares and Institutional Service Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. Each share class has different sales charges and other expenses, which affect their performance. Contact your investment professional or call 1-800-341-7400 for more information concerning the other class.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to accounts for which financial institutions act in a fiduciary or agency capacity or to individuals, directly or through investment professionals.

The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

  Establish an account with the investment professional; and
  Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem Shares

You should redeem Shares:

  through an investment professional if you purchased Shares through an investment professional; or
  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

You may redeem Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed; and
  signatures of all shareholders exactly as registered.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days; or
  a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

Who Manages the Fund?

The Board of Directors governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 190 mutual funds and separate accounts, which totaled approximately $140 billion in assets as of December 31, 2000. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,800 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

THE FUND'S PORTFOLIO MANAGERS ARE:

Donald T. Ellenberger

Donald T. Ellenberger has been the Fund's Portfolio Manager since June 1997. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

Kathleen M. Foody-Malus

Kathleen M. Foody-Malus has been the Fund's Portfolio Manager since inception. She is Vice President of the Corporation. Ms. Foody-Malus joined Federated in 1983 and has been a Senior Portfolio Manager since 1996 and a Vice President of the Fund's Adviser since 1993. She was a Portfolio Manager and a Vice President of the Fund's Adviser from 1993 to 1996. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.40% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Financial Information

FINANCIAL HIGHLIGHTS

The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Reference is made to the Independent Auditors' Report on page 36.

Year Ended September 30	2001	2000	1999 [1]	1998	1997 [2]
Net Asset Value, Beginning of Period	$ 9.84	$9.77	$10.11	$10.26	$10.00
Income From Investment Operations:
Net investment income	0.68	0.68	0.67	0.95	0.25
Net realized and unrealized gain (loss) on investments	0.47	0.08	(0.35)	(0.15)	0.26

TOTAL FROM INVESTMENT OPERATIONS	1.15	0.76	0.32	0.80	0.51

Less Distributions:
Distributions from net investment income	(0.68)	(0.68)	(0.66)	(0.95)	(0.25)
Distributions from net realized gain on investments	--	(0.01)	--	--	--

TOTAL DISTRIBUTIONS	(0.68)	(0.69)	(0.66)	(0.95)	(0.25)

Net Asset Value, End of Period	$10.31	$9.84	$9.77	$10.11	$10.26

Total Return[3]	12.03%	8.11%	3.20%	8.25%	5.12%

Ratios to Average Net Assets:

Expenses	0.30%	0.30%	0.30%	0.26%	0.00%[4]

Net investment income	6.63%	7.07%	6.63%	9.42%	7.37%[4]

Expense waiver/reimbursement[5]	0.67%	2.09%	3.65%	7.22%	12.25%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$139,737	$36,722	$17,049	$5,224	$5,145

Portfolio turnover	99%	66%	150%	147%	9%

1 Beginning with the year ended September 30, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from May 31, 1997 (start of performance) to September 30, 1997.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

September 30, 2001

Principal Amount			Value
		ASSET-BACKED SECURITIES--3.9%
		Home Equity Loans--3.9%
$2,000,000		Conseco Finance 2000-D, Class A5, 8.410%, 12/15/2025	$2,181,636
1,000,000		Green Tree Financial Corp. 1999-5, 9.200%, 4/1/2031	1,030,598
1,000,000		Lehman Structured Security Corp. 2001-GE3, 7.519%, 9/28/2016	972,500
200,000		Mellon Bank Home Equity Installment Loan 98-1, 6.950%, 3/25/2015	206,022
12,498,115		New Century Home Equity Loan Trust 99, Class C3 (Interest Only), 1.935%, 6/25/2002	157,226
1,200,000		Prudential Home Mortgage Securities 1994-1, 6.000%, 2/25/2009	1,253,928
3,555,670		Salomon Brothers Mortgage Sec. VII 4, (Interest Only), 2.547%, 12/25/2027	93,336
829,295		Structured Asset Securities Corp. 2001-8A, 8.000%, 5/25/2031	860,249

		TOTAL ASSET BACKED SECURITIES (IDENTIFIED COST $6,687,421)	6,755,495

		LONG-TERM OBLIGATIONS--97.9%
		Federal Home Loan Mortgage Corporation-33.6%
2,873,268		5.500%, 12/1/2028	2,795,144
11,416,270	[1]	6.000%, 4/1/2031 - 11/1/2031	11,391,268
3,346,827	[1]	6.500%, 10/15/2026 - 11/1/2031	4,439,303
20,979,312	[1]	7.000%, 6/1/2028 - 12/1/2031	21,665,866
15,828,364		7.500%, 2/1/2027 - 2/1/2031	16,467,649
1,354,490		8.000%, 3/1/2031	1,420,101

		TOTAL	58,179,331

		Federal Home Loan Mortgage Corporation REMIC--1.0%
1,994,652		Series 197 (Principal Only), 4/1/2028	1,514,180
3,186,025		Series 2139 (Interest Only), 6.500%, 10/15/2026	221,335

		TOTAL	1,735,515

		Federal National Mortgage Association--44.2%
15,743,781		5.500%, 5/1/2029 - 8/1/2031	15,305,946
3,484,237		6.000%, 5/1/2016 - 2/1/2031	3,502,643
35,831,909	[1]	6.500%, 2/1/2014 - 11/1/2031	36,464,068
12,807,508	[1]	7.000%, 12/1/2014 - 12/1/2031	13,290,898
5,467,106	[1]	7.500%, 4/1/2015 -- 11/1/2031	5,684,820
2,152,033		8.000%, 12/1/2026 - 10/1/2030	2,258,082

		TOTAL	76,506,457

Principal Amount or Shares			Value
		LONG-TERM OBLIGATIONS--continued
		Federal National Mortgage Association-Discount Note--3.3%
$5,700,000	[2]	3.220%, 10/15/2001	$5,696,181

		Federal National Mortgage Association REMIC--2.3%
82,986,124		FNGT (Series GT 99-T2-X), 0.668% (Interest Only), 1/19/2039	1,555,990
84,238,198		(Series 2001-T1-IO1), 0.795%, 4/25/2029	1,843,132
4,303,846		(Series 2001-42-PI), 6.500%, 5/25/2011	558,725

		TOTAL	3,957,847

		Government National Mortgage Association--13.5%
1,468,488		6.500%, 5/15/2024 - 4/15/2029	1,507,192
3,601,262		7.000%, 9/15/2028 - 5/15/2031	3,730,339
8,587,052		7.500%, 7/15/2030 - 1/15/2031	8,952,340
8,624,717		8.000%, 4/15/2030 -- 11/15/2030	9,058,626

		TOTAL	23,248,497

		TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $165,444,322)	169,323,828

		MUTUAL FUND--5.7%
9,964,269		Government Obligations Fund Class IS (at net asset value)	9,964,269

		REPURCHASE AGREEMENTS--15.6%[3]
12,400,000	[2,4]	Goldman Sachs & Co., 3.370%, dated 9/10/2001, due 10/15/2001	12,400,000
14,600,000	[2,4]	Goldman Sachs & Co., 3.420%, dated 8/30/2001, due 10/15/2001	14,600,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	27,000,000

		TOTAL INVESTMENTS (IDENTIFIED COST $209,096,012)[5]	$213,043,592

1 All or a portion of this security is subject to a dollar roll transaction.

2 Security held as collateral for dollar roll transactions.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

5 The cost of investments for federal tax purposes amounts to $209,145,560. The net unrealized appreciation of investments on a federal tax basis amounts to $3,898,032 which is comprised of $4,348,535 appreciation and $450,503 depreciation at September 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($172,998,334) at September 30, 2001.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2001

Assets:
Investments in securities	$186,043,592
Investments in repurchase agreements	27,000,000

Total investments in securities, at value (identified cost $209,096,012)		$213,043,592
Cash		369
Income receivable		758,817
Receivable for shares sold		650,911

TOTAL ASSETS		214,453,689

Liabilities:
Payable for investments purchased	$8,136,504
Payable for shares redeemed	40,432
Income distribution payable	602,015
Payable for dollar roll transactions	32,623,067
Accrued expenses	53,337

TOTAL LIABILITIES		$41,455,355

Net assets for 16,777,491 shares outstanding		$172,998,334

Net Assets Consist of:
Paid in capital		$167,898,111
Net unrealized appreciation of investments		3,947,580
Accumulated net realized gain on investments		1,152,643

TOTAL NET ASSETS		$172,998,334

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$139,736,864 ÷ 13,551,956 shares outstanding		$10.31

Institutional Service Shares:
$33,261,470 ÷ 3,225,535 shares outstanding		$10.31

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended September 30, 2001

Investment Income:
Dividends			$6,417
Interest (net of dollar roll expense of $675,282)			8,252,638

TOTAL INCOME			8,259,055

Expenses:
Investment adviser fee		$476,492
Administrative personnel and services fee		155,000
Custodian fees		16,142
Transfer and dividend disbursing agent fees and expenses		39,333
Directors'/Trustees' fees		2,795
Auditing fees		10,804
Legal fees		2,993
Portfolio accounting fees		60,234
Distribution services fee--Institutional Service Shares		52,011
Shareholder services fee--Institutional Shares		245,797
Shareholder services fee--Institutional Service Shares		52,011
Share registration costs		64,724
Printing and postage		18,768
Insurance premiums		1,190
Taxes		8,860
Miscellaneous		1,144

TOTAL EXPENSES		1,208,298

Waivers and Reimbursements:
Waiver of investment adviser fee	$(476,492)
Waiver of distribution services fee--Institutional Service Shares	(41,608)
Waiver of shareholder services fee--Institutional Shares	(245,797)
Reimbursement of investment adviser fee	(3,784)
Reimbursement of other operating expenses	(23,332)

TOTAL WAIVERS AND REIMBURSEMENTS		(791,013)

Net expenses			417,285

Net investment income			7,841,770

Realized and Unrealized Gain on Investments:
Net realized gain on investments			1,230,433
Net change in unrealized depreciation of investments			3,953,298

Net realized and unrealized gain on investments			5,183,731

Change in net assets resulting from operations			$13,025,501

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended September 30	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$7,841,770	$1,304,494
Net realized gain (loss) on investments	1,230,433	(39,521)
Net change in unrealized depreciation of investments	3,953,298	233,780

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	13,025,501	1,498,753

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(6,534,180)	(1,276,180)
Institutional Service Shares	(1,307,590)	(34,437)
Distributions from net realized gain on investments
Institutional Shares	--	(14,548)
Institutional Service Shares	--	(556)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(7,841,770)	(1,325,721)

Share Transactions:
Proceeds from sale of shares	168,550,461	26,019,845
Net asset value of shares issued to shareholders in payment of distributions declared	2,180,604	130,106
Cost of shares redeemed	(40,044,979)	(6,772,544)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	130,686,086	19,377,407

Change in net assets	135,869,817	19,550,439

Net Assets:
Beginning of period	37,128,517	17,578,078

End of period	$172,998,334	$37,128,517

See Notes which are an integral part of the Financial Statement

Notes to Financial Statements

September 30, 2001

ORGANIZATION

Federated Total Return Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Mortgage Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide total return.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Institutional Shares	1,000,000,000
Institutional Service Shares	1,000,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended September 30	2001		2000
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	12,811,795	$128,743,321	2,624,346	$25,675,954
Shares issued to shareholders in payment of distributions declared	179,415	1,817,812	10,559	102,523
Shares redeemed	(3,172,120)	(31,927,557)	(647,059)	(6,280,888)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	9,819,090	$98,633,576	1,987,846	$19,497,589

Year Ended September 30	2001		2000
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	3,949,570	$39,807,140	35,447	$343,891
Shares issued to shareholders in payment of distributions declared	35,750	362,792	2,848	27,583
Shares redeemed	(801,057)	(8,117,422)	(51,133)	(491,656)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	3,184,263	$32,052,510	(12,838)	$(120,182)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	13,003,353	$130,686,086	1,975,008	$19,377,407

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Government Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended September 30, 2001, were as follows:

Purchases	$6,773,731

Sales	$2,455,041

Purchases and sales of long-term U.S. government securities for the year ended September 30, 2001, were as follows:

Purchases	$244,080,058

Sales	$112,894,666

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund did not designate any long-term capital gain dividends for the year ended September 30, 2001.

Independent Auditors' Report

TO THE DIRECTORS OF FEDERATED TOTAL RETURN SERIES, INC. AND SHAREHOLDERS OF FEDERATED MORTGAGE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Mortgage Fund (the "Fund") as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 2001 and 2000, and the financial highlights for the years ended September 30, 2001, 2000 and 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the years ended September 30, 1998 and 1997 were audited by other auditors whose report dated November 13, 1998, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Mortgage Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for the years ended September 30, 2001 and 2000 and its financial highlights for the years ended September 30, 2001, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
November 9, 2001

A Statement of Additional Information (SAI) dated November 30, 2001, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Federated
World-Class Investment Manager
Federated Mortgage Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Investment Company Act File No. 811-7115

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Cusip 31428Q887

G01922-01-IS (11/01)

Federated Investors
World-Class Investment Manager

Federated Mortgage Fund

A Portfolio of Federated Total Return Series, Inc.

PROSPECTUS

November 30, 2001

INSTITUTIONAL SERVICE SHARES

A mutual fund seeking to provide total return by investing at least 65% of its assets in a diversified portfolio of mortgage backed securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 4

What are the Fund's Investment Strategies? 5

What are the Principal Securities in Which the Fund Invests? 7

What are the Specific Risks of Investing in the Fund? 14

What Do Shares Cost? 16

How is the Fund Sold? 17

How to Purchase Shares 17

How to Redeem Shares 19

Account and Share Information 21

Who Manages the Fund? 22

Financial Information 23

Independent Auditors' Report 36

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide total return. The Fund's total return consists of two components: (1) changes in the market value of its portfolio of securities (both realized and unrealized appreciation); and (2) income received from its portfolio of securities. The Fund expects that income will comprise the largest component of its total return. The Fund seeks to provide the appreciation component of total return by selecting those securities whose prices will, in the opinion of the investment adviser (Adviser), benefit from anticipated changes in economic and market conditions. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in mortgage backed securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed income securities generally fall when interest rates rise.
  Credit Risks. It is possible that issuers of non-governmental mortgage backed securities in which the Fund invests will fail to pay interest or principal on these securities when due, which would result in the Fund losing money.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities due to the potential prepayment of higher interest mortgages.
  Liquidity Risks. The non-governmental mortgage backed securities and complex CMOs in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks Associated with Complex CMOs. The Fund invests in a form of mortgage backed securities known as collateral mortgage obligations (CMOs), some of which have complex terms which make them subject to greater interest rate, prepayment and liquidity risks than other mortgage backed securities.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Risk/Return Bar Chart and Table

The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-end basis.

The Fund's Institutional Service Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Institutional Service Shares total return for the nine-month period from January 1, 2001 to September 30, 2001 was 7.48%.

Within the period shown in the Chart, the Fund's Institutional Service Shares highest quarterly return was 3.92% (quarter ended December 31, 2000). Its lowest quarterly return was (0.57)% (quarter ended June 30, 1999).

Average Annual Total Return Table

The following table represents the Fund's Institutional Service Shares Average Annual Total Returns for the calendar periods ended December 31, 2000. The table shows the Fund's Institutional Service Shares total returns averaged over a period of years relative to the Lehman Brothers Mortgage-Backed Securities Index (LBMBS), a broad-based market index, and the Lipper U.S. Mortgage Fund Category (LUSMFC), an average of funds with similar objectives. The LBMBS is composed of all fixed rate, securitized mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

Calendar Period	Fund	LBMBS	LUSMFC
1 Year	11.19%	11.16%	10.36%
Start of Performance[1]	7.75%	7.38%	6.52%

1 The Fund's Institutional Service Shares start of performance date was May 31, 1997.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

What are the Fund's Fees and Expenses?

FEDERATED MORTGAGE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Institutional Service Shares.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers and Reimbursement)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.40%
Distribution (12b-1) Fee[3]	0.25%
Shareholder Services Fee	0.25%
Other Expenses[4]	0.32%
Total Annual Fund Operating Expenses	1.22%

1 Although not contractually obligated to do so, the Adviser and distributor waived and reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended September 30, 2001.

Total Waivers and Reimbursement of Fund Expenses	0.62%
Total Actual Annual Fund Operating Expenses (after waivers and reimbursement)	0.60%

2 The Adviser voluntarily waived the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.00% for the fiscal year ended September 30, 2001.

3 A portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.05% for the fiscal year ended September 30, 2001.

4 The Adviser voluntarily reimbursed certain operating expenses of the Fund. The Adviser can terminate this voluntary reimbursement at any time. Total other expenses paid by the Fund (after the voluntary reimbursement) were 0.30% for the fiscal year ended September 30, 2001.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Institutional Service Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Service Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Service Shares operating expenses are before waivers and reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$124

3 Years	$387

5 Years	$670

10 Years	$1,477

What are the Fund's Investment Strategies?

The Fund invests primarily in a portfolio of investment grade, mortgage backed securities. A description of the various types of securities in which the Fund invests, and their risks, immediately follows this strategy section.

Mortgage backed securities generally offer higher relative yields versus comparable U.S. Treasury securities to compensate for prepayment risk. Prepayment risk is the unscheduled partial or complete payment of the principal outstanding on a mortgage loan (or asset backed loan) by the homeowner (or borrower). One important reason for prepayments is changes in market interest rates from the time of loan origination. The Adviser actively manages the Fund's portfolio, seeking the higher relative returns of mortgage securities while attempting to limit the prepayment risk.

The Adviser attempts to manage the Fund's prepayment risk by selecting mortgage backed securities with characteristics that make prepayments less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying loans, the prior prepayment history of the loans and the federal agencies or private entities that back the loans. The Adviser attempts to assess the relative returns and risks of mortgage backed securities by analyzing how the timing, amount and division of cash flows from the pool of loans underlying the security might change in response to changing economic and market conditions.

The Adviser selects securities with longer or shorter duration based on its interest rate outlook. The Adviser generally shortens the portfolio's average duration when it expects interest rates to rise, and extends duration when it expects interest rates to fall. Duration measures the price sensitivity of a portfolio of fixed income securities to changes in interest rates. The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions by analyzing a variety of factors such as:

  current and expected U.S. economic growth;
  current and expected interest rates and inflation;
  the Federal Reserve's monetary policy; and
  changes in the supply of or demand for U.S. government securities.

The Adviser may use options and futures as a hedge to attempt to protect securities in its portfolio against decreases in value resulting from changes in interest rates. There is no assurance that the Adviser's efforts to forecast market interest rates, assess the impact of market interest rates on particular securities or hedge its portfolio through the use of options and futures will be successful.

The Adviser may use collateralized mortgage obligations (CMOs) to reduce prepayment risk. In addition, the Adviser may use combinations of CMOs and other mortgage backed securities to attempt to provide a higher yielding investment with lower sensitivity to fluctuations in interest rates. The Adviser may also attempt to take advantage of current and potential yield differentials existing from time to time between various mortgage securities in order to increase the Fund's return, and may engage in dollar roll transactions for their potential to enhance income.

Because the Fund refers to mortgage securities in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in mortgage securities.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivatives contracts that cover a narrow range of circumstances; or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions may not eliminate all risks even if they work as intended. In addition, hedging strategies are not always successful, and co uld result in increased expenses and losses to the Fund.

What are the Principal Securities in Which the Fund Invests?

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the principal types of fixed income securities in which the Fund invests.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as Treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. However, the actual returns on any type of mortgage security depend upon the performance of the underlying pool of mortgages, which no one can predict and which will vary among pools. The Fund will invest only in CMOs that are rated A or better by a nationally recognized rating service.

SEQUENTIAL CMOS

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMOs. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACS, TACS AND COMPANION CLASSES

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOS AND POS

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

FLOATERS AND INVERSE FLOATERS

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z CLASSES

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments.

Non-Governmental Mortgage Backed Securities

Non-governmental mortgage backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. These securities involve credit risks and liquidity risks. The Fund may invest in non-governmental mortgage backed securities that are rated BBB or higher by a nationally recognized statistical rating agency.

Mortgage Related Asset Backed Securities

Asset backed securities are payable from pools of obligations other than first mortgages. Most asset backed securities involve consumer or commercial debts. The Fund will purchase only mortgage related asset backed securities such as home equity loans, secured mortgages and manufactured housing obligations. Asset backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs. Also, asset backed securities may be issued by a private entity and, although these securities must be rated investment grade, they present credit risks.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to the security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. The Fund may also trade derivative contracts overt-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

The Fund may buy/sell the following financial futures contracts:

Options

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

The Fund may:

  buy put options on portfolio securities and financial futures contracts in anticipation of a decrease in the value of the underlying asset;
  buy or write options to close out existing options positions; and
  the Fund may also write call options on portfolio securities and financial futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

SPECIAL TRANSACTIONS

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

TO BE ANNOUNCED SECURITIES (TBAS)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

DOLLAR ROLLS

Dollar rolls are transactions where the Fund sells mortgage backed securities with a commitment to buy similar, but not identical, mortgage backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to interest rate and credit risks.

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Asset Coverage

In order to secure its obligations in connection with special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.

Investment Ratings for Investment Grade Securities

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized statistical rating organizations (NRSROs). For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS

Prices of fixed income securities rise and fall in response to interest rate changes in the interest paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

PREPAYMENT RISKS

Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

LIQUIDITY RISKS

Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to. If this happens, the Fund will be required to continue to hold the security, and the Fund could incur losses.

Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

LEVERAGE RISKS

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

RISKS ASSOCIATED WITH COMPLEX CMOS

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs and Inverse Floaters, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.

What Do Shares Cost?

You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus) it is processed at the next calculated net asset value (NAV). The Fund does not charge a front-end sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund generally values fixed income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost.

The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The required minimum initial investment for Fund Shares is $25,000.

An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?

The Fund offers two share classes: Institutional Service Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Service Shares. Each share class has different sales charges and other expenses, which affect their performance. Contact your investment professional or call 1-800-341-7400 for more information concerning the other class.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to retail and private banking customers of financial institutions or to individuals, directly or through investment professionals.

When the Distributor receives marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Institutional Service Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

  Establish an account with the investment professional; and
  Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem Shares

You should redeem Shares:

  through an investment professional if you purchased Shares through an investment professional; or
  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

You may redeem Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed; and
  signatures of all shareholders exactly as registered.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days; or
  a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

Who Manages the Fund?

The Board of Directors governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 190 mutual funds and separate accounts, which totaled approximately $140 billion in assets as of December 31, 2000. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,800 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

THE FUND'S PORTFOLIO MANAGERS ARE:

Donald T. Ellenberger

Donald T. Ellenberger has been the Fund's Portfolio Manager since June 1997. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

Kathleen M. Foody-Malus

Kathleen M. Foody-Malus has been the Fund's Portfolio Manager since inception. She is Vice President of the Corporation. Ms. Foody-Malus joined Federated in 1983 and has been a Senior Portfolio Manager since 1996 and a Vice President of the Fund's Adviser since 1993. She was a Portfolio Manager and a Vice President of the Fund's Adviser from 1993 to 1996. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.40% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Financial Information

FINANCIAL HIGHLIGHTS

The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Reference is made to the Independent Auditors' Report on page 36.

Year Ended September 30	2001	2000	1999 [1]	1998	1997 [2]
Net Asset Value, Beginning of Period	$ 9.84	$9.77	$10.11	$10.26	$10.00
Income From Investment Operations:
Net investment income	0.65	0.66	0.66	0.92	0.24
Net realized and unrealized gain (loss) on investments	0.47	0.07	(0.37)	(0.15)	0.26

TOTAL FROM INVESTMENT OPERATIONS	1.12	0.73	0.29	0.77	0.50

Less Distributions:
Distributions from net investment income	(0.65)	(0.65)	(0.63)	(0.92)	(0.24)
Distributions from net realized gain on investments	--	(0.01)	--	--	--

TOTAL DISTRIBUTIONS	(0.65)	(0.66)	(0.63)	(0.92)	(0.24)

Net Asset Value, End of Period	$10.31	$9.84	$9.77	$10.11	$10.26

Total Return[3]	11.69%	7.79%	2.89%	7.93%	5.07%

Ratios to Average Net Assets:

Expenses	0.60%	0.60%	0.60%	0.48%	0.00%[4]

Net investment income	6.28%	6.72%	6.38%	6.62%	7.76%[4]

Expense waiver/reimbursement[5]	0.62%	2.04%	3.60%	8.52%	14.14%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$33,261	$406	$529	$15	$5

Portfolio turnover	99%	66%	150%	147%	9%

1 Beginning with the year ended September 30, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from May 31, 1997 (start of performance) to September 30, 1997.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

September 30, 2001

Principal Amount			Value
		ASSET-BACKED SECURITIES--3.9%
		Home Equity Loans--3.9%
$2,000,000		Conseco Finance 2000-D, Class A5, 8.410%, 12/15/2025	$2,181,636
1,000,000		Green Tree Financial Corp. 1999-5, 9.200%, 4/1/2031	1,030,598
1,000,000		Lehman Structured Security Corp. 2001-GE3, 7.519%, 9/28/2016	972,500
200,000		Mellon Bank Home Equity Installment Loan 98-1, 6.950%, 3/25/2015	206,022
12,498,115		New Century Home Equity Loan Trust 99, Class C3 (Interest Only), 1.935%, 6/25/2002	157,226
1,200,000		Prudential Home Mortgage Securities 1994-1, 6.000%, 2/25/2009	1,253,928
3,555,670		Salomon Brothers Mortgage Sec. VII 4, (Interest Only), 2.547%, 12/25/2027	93,336
829,295		Structured Asset Securities Corp. 2001-8A, 8.000%, 5/25/2031	860,249

		TOTAL ASSET BACKED SECURITIES (IDENTIFIED COST $6,687,421)	6,755,495

		LONG-TERM OBLIGATIONS--97.9%
		Federal Home Loan Mortgage Corporation-33.6%
2,873,268		5.500%, 12/1/2028	2,795,144
11,416,270	[1]	6.000%, 4/1/2031 - 11/1/2031	11,391,268
3,346,827	[1]	6.500%, 10/15/2026 - 11/1/2031	4,439,303
20,979,312	[1]	7.000%, 6/1/2028 - 12/1/2031	21,665,866
15,828,364		7.500%, 2/1/2027 - 2/1/2031	16,467,649
1,354,490		8.000%, 3/1/2031	1,420,101

		TOTAL	58,179,331

		Federal Home Loan Mortgage Corporation REMIC--1.0%
1,994,652		Series 197 (Principal Only), 4/1/2028	1,514,180
3,186,025		Series 2139 (Interest Only), 6.500%, 10/15/2026	221,335

		TOTAL	1,735,515

		Federal National Mortgage Association--44.2%
15,743,781		5.500%, 5/1/2029 - 8/1/2031	15,305,946
3,484,237		6.000%, 5/1/2016 - 2/1/2031	3,502,643
35,831,909	[1]	6.500%, 2/1/2014 - 11/1/2031	36,464,068
12,807,508	[1]	7.000%, 12/1/2014 - 12/1/2031	13,290,898
5,467,106	[1]	7.500%, 4/1/2015 -- 11/1/2031	5,684,820
2,152,033		8.000%, 12/1/2026 - 10/1/2030	2,258,082

		TOTAL	76,506,457

Principal Amount or Shares			Value
		LONG-TERM OBLIGATIONS--continued
		Federal National Mortgage Association-Discount Note--3.3%
$5,700,000	[2]	3.220%, 10/15/2001	$5,696,181

		Federal National Mortgage Association REMIC--2.3%
82,986,124		FNGT (Series GT 99-T2-X), 0.668% (Interest Only), 1/19/2039	1,555,990
84,238,198		(Series 2001-T1-IO1), 0.795%, 4/25/2029	1,843,132
4,303,846		(Series 2001-42-PI), 6.500%, 5/25/2011	558,725

		TOTAL	3,957,847

		Government National Mortgage Association--13.5%
1,468,488		6.500%, 5/15/2024 - 4/15/2029	1,507,192
3,601,262		7.000%, 9/15/2028 - 5/15/2031	3,730,339
8,587,052		7.500%, 7/15/2030 - 1/15/2031	8,952,340
8,624,717		8.000%, 4/15/2030 -- 11/15/2030	9,058,626

		TOTAL	23,248,497

		TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $165,444,322)	169,323,828

		MUTUAL FUND--5.7%
9,964,269		Government Obligations Fund Class IS (at net asset value)	9,964,269

		REPURCHASE AGREEMENTS--15.6%[3]
12,400,000	[2,4]	Goldman Sachs & Co., 3.370%, dated 9/10/2001, due 10/15/2001	12,400,000
14,600,000	[2,4]	Goldman Sachs & Co., 3.420%, dated 8/30/2001, due 10/15/2001	14,600,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	27,000,000

		TOTAL INVESTMENTS (IDENTIFIED COST $209,096,012)[5]	$213,043,592

1 All or a portion of this security is subject to a dollar roll transaction.

2 Security held as collateral for dollar roll transactions.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

5 The cost of investments for federal tax purposes amounts to $209,145,560. The net unrealized appreciation of investments on a federal tax basis amounts to $3,898,032 which is comprised of $4,348,535 appreciation and $450,503 depreciation at September 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($172,998,334) at September 30, 2001.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2001

Assets:
Investments in securities	$186,043,592
Investments in repurchase agreements	27,000,000

Total investments in securities, at value (identified cost $209,096,012)		$213,043,592
Cash		369
Income receivable		758,817
Receivable for shares sold		650,911

TOTAL ASSETS		214,453,689

Liabilities:
Payable for investments purchased	$8,136,504
Payable for shares redeemed	40,432
Income distribution payable	602,015
Payable for dollar roll transactions	32,623,067
Accrued expenses	53,337

TOTAL LIABILITIES		$41,455,355

Net assets for 16,777,491 shares outstanding		$172,998,334

Net Assets Consist of:
Paid in capital		$167,898,111
Net unrealized appreciation of investments		3,947,580
Accumulated net realized gain on investments		1,152,643

TOTAL NET ASSETS		$172,998,334

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$139,736,864 ÷ 13,551,956 shares outstanding		$10.31

Institutional Service Shares:
$33,261,470 ÷ 3,225,535 shares outstanding		$10.31

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended September 30, 2001

Investment Income:
Dividends			$6,417
Interest (net of dollar roll expense of $675,282)			8,252,638

TOTAL INCOME			8,259,055

Expenses:
Investment adviser fee		$476,492
Administrative personnel and services fee		155,000
Custodian fees		16,142
Transfer and dividend disbursing agent fees and expenses		39,333
Directors'/Trustees' fees		2,795
Auditing fees		10,804
Legal fees		2,993
Portfolio accounting fees		60,234
Distribution services fee--Institutional Service Shares		52,011
Shareholder services fee--Institutional Shares		245,797
Shareholder services fee--Institutional Service Shares		52,011
Share registration costs		64,724
Printing and postage		18,768
Insurance premiums		1,190
Taxes		8,860
Miscellaneous		1,144

TOTAL EXPENSES		1,208,298

Waivers and Reimbursements:
Waiver of investment adviser fee	$(476,492)
Waiver of distribution services fee--Institutional Service Shares	(41,608)
Waiver of shareholder services fee--Institutional Shares	(245,797)
Reimbursement of investment adviser fee	(3,784)
Reimbursement of other operating expenses	(23,332)

TOTAL WAIVERS AND REIMBURSEMENTS		(791,013)

Net expenses			417,285

Net investment income			7,841,770

Realized and Unrealized Gain on Investments:
Net realized gain on investments			1,230,433
Net change in unrealized depreciation of investments			3,953,298

Net realized and unrealized gain on investments			5,183,731

Change in net assets resulting from operations			$13,025,501

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended September 30	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$7,841,770	$1,304,494
Net realized gain (loss) on investments	1,230,433	(39,521)
Net change in unrealized depreciation of investments	3,953,298	233,780

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	13,025,501	1,498,753

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(6,534,180)	(1,276,180)
Institutional Service Shares	(1,307,590)	(34,437)
Distributions from net realized gain on investments
Institutional Shares	--	(14,548)
Institutional Service Shares	--	(556)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(7,841,770)	(1,325,721)

Share Transactions:
Proceeds from sale of shares	168,550,461	26,019,845
Net asset value of shares issued to shareholders in payment of distributions declared	2,180,604	130,106
Cost of shares redeemed	(40,044,979)	(6,772,544)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	130,686,086	19,377,407

Change in net assets	135,869,817	19,550,439

Net Assets:
Beginning of period	37,128,517	17,578,078

End of period	$172,998,334	$37,128,517

See Notes which are an integral part of the Financial Statement

Notes to Financial Statements

September 30, 2001

ORGANIZATION

Federated Total Return Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Mortgage Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide total return.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Institutional Shares	1,000,000,000
Institutional Service Shares	1,000,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended September 30	2001		2000
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	12,811,795	$128,743,321	2,624,346	$25,675,954
Shares issued to shareholders in payment of distributions declared	179,415	1,817,812	10,559	102,523
Shares redeemed	(3,172,120)	(31,927,557)	(647,059)	(6,280,888)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	9,819,090	$98,633,576	1,987,846	$19,497,589

Year Ended September 30	2001		2000
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	3,949,570	$39,807,140	35,447	$343,891
Shares issued to shareholders in payment of distributions declared	35,750	362,792	2,848	27,583
Shares redeemed	(801,057)	(8,117,422)	(51,133)	(491,656)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	3,184,263	$32,052,510	(12,838)	$(120,182)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	13,003,353	$130,686,086	1,975,008	$19,377,407

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Government Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended September 30, 2001, were as follows:

Purchases	$6,773,731

Sales	$2,455,041

Purchases and sales of long-term U.S. government securities for the year ended September 30, 2001, were as follows:

Purchases	$244,080,058

Sales	$112,894,666

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund did not designate any long-term capital gain dividends for the year ended September 30, 2001.

Independent Auditors' Report

TO THE DIRECTORS OF FEDERATED TOTAL RETURN SERIES, INC. AND SHAREHOLDERS OF FEDERATED MORTGAGE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Mortgage Fund (the "Fund") as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 2001 and 2000, and the financial highlights for the years ended September 30, 2001, 2000 and 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the years ended September 30, 1998 and 1997 were audited by other auditors whose report dated November 13, 1998, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Mortgage Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for the years ended September 30, 2001 and 2000 and its financial highlights for the years ended September 30, 2001, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
November 9, 2001

A Statement of Additional Information (SAI) dated November 30, 2001, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Federated
World-Class Investment Manager
Federated Mortgage Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Investment Company Act File No. 811-7115

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Cusip 31428Q804

G01922-02-SS (11/01)

Federated Mortgage Fund

A Portfolio of Federated Total Return Series, Inc.

STATEMENT OF ADDITIONAL INFORMATION

November 30, 2001

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Federated Mortgage Fund--Institutional Shares and Institutional Service Shares (Fund), dated November 30, 2001. Obtain the prospectuses and the Annual Report's Management's Discussion of Fund Performance without charge by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Mortgage Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

G01922-03 (11/01)

CONTENTS

How is the Fund Organized? 1

Securities in Which the Fund Invests 1

What Do Shares Cost? 4

How is the Fund Sold? 4

Subaccounting Services 5

Redemption in Kind 5

Account and Share Information 5

Tax Information 5

Who Manages and Provides Services to the Fund? 6

How Does the Fund Measure Performance? 9

Who is Federated Investors, Inc.? 10

Investment Ratings 12

Addresses 14

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Total Return Series, Inc. (Corporation). The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on October 11, 1993. The Corporation may offer separate series of shares representing interests in separate portfolios of securities. The Fund changed its name from Federated Government Fund to Federated Mortgage Fund on June 30, 1998.

The Board of Directors (the Board) has established two classes of shares of the Fund, known as Institutional Shares and Institutional Service Shares (Shares). This SAI relates to both classes of Shares. The Fund's investment adviser is Federated Investment Management Company (Adviser).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

Fixed Income Securities

The Fund invests in the following types of fixed income securities, in addition to those described in the prospectus.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts:

Futures Contracts

The Fund may buy/sell the following types of financial futures contracts.

Options

As discussed in the Prospectus, the Fund may buy or sell options. However, the Fund may not buy or sell futures or related options if the margin deposits and premiums paid for these securities would exceed 5% of the Fund's total assets.

Swaps

Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS

As described in the prospectus, the Fund enters into interest rate swaps. One example of an interest rate swap is a $10 million London Interbank Offer Rate (LIBOR) swap would require one party to pay the equivalent of the LIBOR of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

SPECIAL TRANSACTIONS

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. The Fund may borrow an amount up to one third of the Fund's net assets (exclusive of such borrowings) for leverage purposes.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. ("Federated funds") to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the "Repo Rate") and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the "Bank Loan Rate"), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

The Fund may invest in mortgage backed securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other investment company is managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund's investment objective is to provide total return. The investment objective may not be changed by the Fund's Directors without shareholder approval.

INVESTMENT LIMITATIONS

Selling Short or Buying on Margin

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

Borrowing Money

The Fund will not borrow money, except to the extent permitted under the Investment Company Act of 1940 (1940 Act) (which currently limits borrowings to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the borrowing.

Lending Cash or Securities

The Fund will not lend any assets except portfolio securities. (This will not prevent the purchase or holding of bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objective and policies or Articles of Incorporation).

Issuing Senior Securities

The Fund will not issue senior securities, except as permitted by its investment objective and policies.

Underwriting

The Fund may not underwrite the securities of other issuers, except that it may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise it rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that it may purchase securities of companies that deal in commodities.

Concentration of Investments

The Fund will not acquire more than 25% of its total assets in securities of issuers having their principal business activities in the same industry.

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Restricted and Illiquid Securities

The Fund will not invest more than 15% of its net assets in illiquid securities, including certain restricted securities (except for Section 4(2) commercial paper and certain other restricted securities which meet the criteria for liquidity as established by the Directors), non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

PORTFOLIO TURNOVER

Prepayments of mortgage backed securities will cause the Fund to have and increased portfolio turnover rate. Portfolio turnover increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and
  for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

What Do Shares Cost?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

How is the Fund Sold?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12B-1 PLAN (INSTITUTIONAL SERVICE SHARES)

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated, for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals (such as broker/dealers or banks) may be paid fees, in significant amounts, out of the assets of the Distributor and/or Federated Shareholder Services Company. (These fees do not come out of Fund assets.) The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts. These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Account and Share Information

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote. All Shares of the Corporation have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

As of November 1, 2001, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: STC & Co., Springfield, MO, owned approximately 2,148,516 Shares (14.27%); CPF Managed Portfolio III, Pittsburgh, PA, owned approximately 2,080,127 Shares (13.81%); Boyer & Co. #2039495, Walla Walla, WA, owned approximately 1,756,880 Shares (11.66%); Lacross & Co., La Crosse, WI, owned approximately 1,347,428 Shares (8.95%); Charles Schwab & Co., Inc., San Francisco, CA, owned approximately 1,041,374 Shares (6.91%); Wilbranch & Company, Wilson, NC, owned approximately 785,137 Shares (5.21%); and Wabank & Co., Waukesha, WI, owned approximately 769,553 Shares (5.11%).

As of November 1, 2001, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Service Shares: FNB Nominee Co., Indiana, PA, owned approximately 2,062,258 Shares (60.56%) and US Clearing, a Division of Fleet Securities, Inc., New York, NY, owned approximately 237,026 Shares (6.97%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other portfolios will be separate from those realized by the Fund.

Who Manages and Provides Services to the Fund?

BOARD OF DIRECTORS

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name; address; birth date; present position(s) held with the Corporation; principal occupations for the past five years and positions held prior to the past five years; total compensation received as a Director from the Corporation for its most recent fiscal year, if applicable; and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Corporation comprises four funds and the Federated Fund Complex comprises 44 investment companies, whose investment advisers are affiliated with the Fund's Adviser.

As of November 1, 2001, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.

Name Birth Date Address Position With Corporation	Principal Occupations for Past Five Years	Aggregate Compensation From Corporation	Total Compensation From Corporation and Fund Complex
John F. Donahue*†# Birth Date: July 28, 1924 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA CHAIRMAN AND DIRECTOR	Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.; formerly: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh, formerly: Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management).	$324.06	$128,847.72 for the Corporation and 43 other investment companies in the Fund Complex

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR	Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$324.06	$128,847.66 for the Corporation and 43 other investment companies in the Fund Complex

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide); formerly: Partner, Andersen Worldwide SC.	$324.06	$126,923.53 for the Corporation and 43 other investment companies in the Fund Complex

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR	Director or Trustee of some of the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software); formerly: Director, Redgate Communications and EMC Corporation (computer storage systems). Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$294.56	$115,368.16 for the Corporation and 43 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center -- Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.	$294.56	$117,117.17 for the Corporation and 43 other investment companies in the Fund Complex

Name Birth Date Address Position With Corporation	Principal Occupations for Past Five Years	Aggregate Compensation From Corporation	Total Compensation From Corporation and Fund Complex
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR	Director or Trustee of the Federated Fund Complex; formerly: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$294.56	$117,117.14 for the Corporation and 43 other investment companies in the Fund Complex

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR	Director or Trustee of some of the Federated Fund Complex; Management Consultant. Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.	$324.06	$128,847.66 for the Corporation and 43 other investment companies in the Fund Complex

John E. Murray, Jr., J.D., S.J.D.# Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Chancellor, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director, Michael Baker Corp. (engineering, construction, operations and technical services). Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.	$314.52	$117,117.14 for the Corporationand 43 other investment companies in the Fund Complex

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning. Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.	$294.56	$117,117.17 for the Corporation and 43 other investment companies in the Fund Complex

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR	Director or Trustee of some of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc. (heavy highway contractor); formerly: Vice President, Walsh & Kelly, Inc.	$294.56	$117,117.17 for the Corporation and 43 other investment companies in the Fund Complex

J. Christopher Donahue*† Birth Date: April 11, 1949 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA PRESIDENT AND DIRECTOR

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President, Chief Executive Officer and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; President, Chief Executive Officer and Director, Federated Global Investment Management Corp.; President and Chief Executive Officer, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; formerly: President, Federated Investment Counseling.

		$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

Edward C. Gonzales Birth Date: October 22, 1930 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT

President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services; formerly: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

		$0	$0 for the Corporation and 37 other investment companies in the Fund Complex

John W. McGonigle Birth Date: October 26, 1938 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT AND SECRETARY	Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; formerly: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.	$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

Name Birth Date Address Position With Corporation	Principal Occupations for Past Five Years	Aggregate Compensation From Corporation	Total Compensation From Corporation and Fund Complex
Richard J. Thomas Birth Date: June 17, 1954 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA TREASURER	Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; formerly: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.	$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

William D. Dawson III Birth Date: March 3, 1949 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA CHIEF INVESTMENT OFFICER

Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.; formerly: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

		$0	$0 for the Corporation and 25 other investment companies in the Fund Complex

Joseph M. Balestrino Birth Date: November 3, 1954 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT	Joseph M. Balestrino is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.	$0	$0 for the Corporation and 3 other investment companies in the Fund Complex

* An asterisk denotes a Director who is deemed to be an interested person as defined in the 1940 Act.

# A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.

† Mr. Donahue is the father of J. Christopher Donahue, President and Director of the Corporation.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Corporation or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Directors, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $250 million
0.125 of 1%	on the next $250 million
0.100 of 1%	on the next $250 million
0.075 of 1%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Fund, Deloitte & Touche LLP, conducts its audits in accordance with accounting standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES

For the Year Ended September 30	2001	2000	1999
Advisory Fee Earned	$476,492	$73,947	$41,413

Advisory Fee Reduction	476,492	73,947	41,413

Advisory Fee Reimbursement	3,784	513	0

Brokerage Commissions	0	0	0

Administrative Fee	155,000	155,000	155,000

12b-1 Fee:

Institutional Service Shares	10,403	--	--

Shareholder Services Fee:

Institutional Shares	0	--	--

Institutional Service Shares	52,011	--	--

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC's standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the one-year and Start of Performance periods ended September 30, 2001.

Yield is given for the 30-day period ended September 30, 2001.

	30-Day Period	1 Year	Start of Performance on 5/31/1997
Institutional Shares:
Total Return	NA	12.03%	8.46%
Yield	5.77%	NA	NA
Institutional Service Shares:
Total Return	NA	11.69%	8.15%
Yield	5.47%	NA	NA

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

  references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;
  charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
  discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and
  information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Lipper Analytical Services, Inc.

Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "U.S. mortgage " category in advertising and sales literature.

Lehman Brothers Mortgage Backed Securities Index

Lehman Brothers Mortgage Backed Securities Index is composed of all fixed rate, securitized mortgage pools by Federal Home Loan Mortgage Corp. (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Government National Mortgage Association (GNMA), including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are unmanaged and rebalanced monthly by market capitalization. Investments cannot be made in an index.

Who is Federated Investors, Inc.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

Municipal Funds

In the municipal sector, as of December 31, 2000, Federated managed 11 bond funds with approximately $4.0 billion in assets and 22 money market funds with approximately $41.8 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

Equity Funds

In the equity sector, Federated has more than 31 years' experience. As of December 31, 2000, Federated managed 40 equity funds totaling approximately $20.6 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

Corporate Bond Funds

In the corporate bond sector, as of December 31, 2000, Federated managed 11 money market funds and 30 bond funds with assets approximating $20.9 billion and $9.7 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 29 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.

Government Funds

In the government sector, as of December 31, 2000, Federated managed 6 mortgage backed, 5 multi-sector government funds, 3 government/agency and 19 government money market mutual funds, with assets approximating $3.3 billion, $1.6 billion, $1.2 billion and $36.2 billion, respectively. Federated trades approximately $133.4 billion in U.S. government and mortgage backed securities daily and places approximately $28.5 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $50 billion in government funds within these maturity ranges.

Money Market Funds

In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 2000, Federated managed $99.0 billion in assets across 52 money market funds, including 19 government, 11 prime, 22 municipal and 1 euro-denominated with assets approximating $36.2 billion, $21.0 billion, $41.8 billion and $110 million, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield--J. Thomas Madden; U.S. fixed income--William D. Dawson III; and global equities and fixed income--Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

MUTUAL FUND MARKET

Forty-nine percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $7 trillion to the more than 8,157 funds available, according to the Investment Company Institute.

FEDERATED CLIENTS OVERVIEW

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

Institutional Clients

Federated meets the needs of approximately 3,031 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

Bank Marketing

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

Broker/Dealers and Bank Broker/Dealer Subsidiaries

Federated Funds are available to consumers through major brokerage firms nationwide--we have over 2,000 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

Investment Ratings

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE LONG-TERM BOND RATING DEFINITIONS

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  Leading market positions in well-established industries;
  High rates of return on funds employed;
  Conservative capitalization structure with moderate reliance on debt and ample asset protection;
  Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1-- (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2-- (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses

FEDERATED MORTGAGE FUND

Institutional Shares
Institutional Service Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Auditors

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

Federated Investors
World-Class Investment Manager

Federated Mortgage Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Annual Report for the 12 Months Ended September 30, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

Market Overview

Federated Mortgage Fund generated a total return of 4.20% for Institutional Shares and 4.12% for Institutional Service Shares for the three months ended September 30, 2001, as mortgage backed securities (MBS) posted their strongest quarter since the summer of 1995. MBS continued their winning streak, having logged positive returns in 21 of the past 22 quarters. Since the inception of the mortgage backed securities market in the late 1970s, MBS have recorded positive returns in 22 of the past 23 years, and are on track to add to that record in 2001.

The third quarter's impressive returns were driven by a large decline in interest rates. The U.S. economy, already staggering from a manufacturing recession, a massive retrenchment in capital spending, and dwindling consumer confidence due to a rising tide of layoffs and sliding stock market, was further weakened by the tragic events of September 11. Sharply higher risk premiums provoked a flood of cash into short Treasurys: the two-year yield plunged 139 basis points to 2.85%, and five-year yields fell 115 basis points to 3.80%.

Despite this large drop in rates and a spike in volatility, MBS only slightly underperformed duration-equivalent Treasurys during this period. MBS benefited from a number of factors. First, a dramatic steepening of the yield curve meant that fixed mortgage loan rates fell only modestly, avoiding at least temporarily a major refinancing wave. In addition, investors were attracted to the MBS sector due to the high-credit quality of agency MBS, the depth and liquidity of the pass-through market, and the over 200 basis point yield advantage over Treasury securities which were at the lowest levels in a generation. Finally, declining loan demand due to the economic downturn prompted banks to step up their purchase of MBS, providing a steady backdrop of demand for new supply.

Within the mortgage sector, conventional MBS issued by FNMA and FHLMC outperformed GNMA MBS, reversing the trend from the second quarter. The rapidly diminishing budget surplus alleviated concerns over a coming shortage of Treasury bonds and thus diminished the appeal of GNMAs as credit-equivalent Treasury proxies. Despite lower yields, 15-year MBS bested 30-year MBS on a total return basis due to their better convexity characteristics: they not only have lower prepayment risk than their 30-year counterparts, but also have less sensitivity to changes in interest rate volatility, which jumped after the September 11 attack. Premium coupons in the 7.0% -- 7.5% range outperformed current and discount coupons. Premiums benefited from lower spread durations during a period of spread widening, and since these coupons had already been priced to reflect very fast prepayments, the degree of prepayment uncertainty is significantly less than lower coupons becoming refinanceable for the first time.

FUND PERFORMANCE

The fund posted a total return of 12.03% for Institutional Shares and 11.69% for Institutional Service Shares for the fiscal year ended September 30, 2001,1 in line with the 12.34% return of the Lehman Brothers Mortgage Backed Securities Index (LBMBS).2 Helping performance was a duration3 that averaged about 105% of the LBMBS in a falling rate environment. In addition, an overweight to premiums and underweight to current coupons also bolstered returns, as did an underweight to GNMA securities. Finally, the portfolio's yield advantage over the LBMBS also boosted relative returns.

Detracting from performance was an underweight to 15-year MBS, which outperformed 30-year MBS. In addition, a number of relatively small positions in interest-only MBS declined in value as prepayment risks increased.

Positioning and Strategy

Our current fund strategy is defensive. By quarter-end 6.5% MBS, which represent 34% of all outstanding MBS, had become marginally refinanceable, making almost 80% of all outstanding mortgages refinanceable. The fund has taken a number of steps to counter the extreme level of negative convexity in the market. Deep-discount 30-year 5.5% MBS, originated in 1998, were added to the portfolio during the reporting period. The fund also holds a number of mortgage pools with lower prepayment risk than typical mortgages, including pools comprised primarily of New York state loans (which have high refinancing fees), pools with low loan balances (where the dollar refinancing incentive is less than on loans with high balances), and pools of reperforming loans (where borrower finances limit refinancing opportunities). In addition, the fund has reduced its underweight to 15-year mortgages, and has added seasoned whole loan mortgages. Finally, the fund maintains a duration modestly above the LBMBS in anticipation of a continued decline in interest rates.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 Lehman Brothers Mortgage Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter duration.

INSTITUTIONAL SHARES

Growth of $100,000 Invested in Federated Mortgage Fund

Average Annual Total Return for the Period Ended 9/30/2001
1 Year	12.03%
Start of Performance (5/31/1997)	8.46%

The graph above illustrates the hypothetical investment of $100,0001 in the Federated Mortgage Fund (Institutional Shares) (the "Fund") from May 31, 1997 (start of performance) to September 30, 2001, compared to the Lehman Brothers Mortgage Backed Securities Index (LBMBS)2 and the Lipper U.S. Mortgage Fund Category (LUSMFC).2

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated November 30, 2001, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBS and the LUSMFC have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBMBS and LUSMFC are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged.

INSTITUTIONAL SERVICE SHARES

Growth of $25,000 Invested in Federated Mortgage Fund

Average Annual Total Return for the Period Ended 9/30/2001
1 Year	11.69%
Start of Performance (5/31/1997)	8.15%

The graph above illustrates the hypothetical investment of $25,0001 in the Federated Mortgage Fund (Institutional Service Shares) (the "Fund") from May 31, 1997 (start of performance) to September 30, 2001, compared to the Lehman Brothers Mortgage Backed Securities Index (LBMBS)2 and the Lipper U.S. Mortgage Fund Category (LUSMFC).2

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated November 30, 2001, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBS and the LUSMFC have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBMBS and LUSMFC are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged.

Federated
World-Class Investment Manager
Federated Mortgage Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428Q804
Cusip 31428Q887

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G01922-04 (11/01)